UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-08361

Goldman Sachs Variable Insurance Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Peter V. Bonanno	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, NY 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Reports to Stockholders are filed herewith.

Goldman
Sachs Variable Insurance Trust

Goldman Sachs
Large Cap Value Fund

Annual Report
December 31, 2011

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Large Cap Value Fund invests primarily in large-capitalization U.S. equity investments. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2011 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of -7.05% and -7.27%, respectively. These returns compare to the 0.39% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

U.S. equity markets ended 2011 almost flat, despite dramatic ups and downs caused by shifting sentiment toward the domestic and global economies and the European sovereign debt crisis. Representing the U.S. equity market, the S&P® 500 Index returned 2.11% for 2011 with the help of dividends, as price returns themselves were virtually 0%, the smallest percentage change since 1947. Reflecting optimism that the U.S. economy was improving, the S&P 500 Index started the year with the best first quarter in more than a decade and ended with a fourth quarter gain of 11.82%, its best quarterly gain since the third quarter of 2009. However, the modest decline in the second quarter and the sharp drop in the third quarter mostly offset these gains.

Early in the Reporting Period, energy stocks made strong gains, as the benchmark Brent crude oil price reached almost $120 per barrel by March on supply disruption fears stemming from escalating unrest across North Africa and the Middle East. The U.S. equity market also benefited from investors shifting assets toward developed markets amidst concerns of high inflation and geopolitical unrest in many emerging market countries.

Despite some mixed economic indicators in March and April, U.S. equity performance continued to reflect optimism, as the S&P 500 Index reached a level nearly double its March 2009 lows, and stock market volatility, as measured by the VIX (the Chicago Board Options Exchange Market Volatility Index), hit its lowest level since June 2007. While corporate earnings reports were generally strong, a number of companies cautioned that the global economic outlook was still unclear. Furthermore, in a historic move, independent ratings agency Standard & Poor’s downgraded its outlook for U.S. sovereign debt in April from “stable” to “negative,” citing concerns regarding the lack of a credible deficit reduction plan. Brent crude oil prices peaked at $126 per barrel in April and then began to recede on concerns that demand might be slowing, prompting declines in the energy sector.

Increasing concern over the economy and sovereign debt dominated U.S. equity performance amidst a volatile third quarter during which much of the gains from earlier in the Reporting Period was lost. In August, following weeks of political brinksmanship in the U.S. over raising the debt ceiling to avoid default, Standard & Poor’s downgraded U.S. sovereign debt one notch from AAA to AA+ for the first time in history, sending a shock through the investment markets and particularly affecting stocks in the financials sector. Toward the end of September, markets were further shaken by the Federal Reserve Board’s (the Fed’s) announcement of a plan for additional monetary easing whereby it would attempt to “twist” the U.S. Treasury yield curve on the grounds of general weakness in the labor market and lackluster consumer spending growth. Through the program dubbed Operation Twist, the Fed intended to extend the maturity structure of its holdings through the sale of short-term securities and the purchase of long-term securities in an effort to support the economic recovery. In addition, the prospect of contagion from a Greek default and the lack of agreement on a solution amongst European leaders weighed on global equity markets during the third quarter.

U.S. equities rallied back forcefully in October on the hope of a plan for Europe’s sovereign debt crisis and on better prospects for the U.S. and global economies. It was reported that the U.S. economy had grown at a 2.5% annual rate in the third quarter, supported by better than expected consumer spending and business investment spending. Many companies reported good earnings results. The rally continued through the fourth quarter, during which all sectors made gains. The U.S. equity market was led during the fourth quarter by energy stocks, which rallied on rising oil prices, as tensions with Iran sparked fresh supply fears. Indeed, more economically-sensitive, cyclical sectors generally outperformed traditionally defensive sectors during the fourth quarter.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

For the Reporting Period overall, sector performance was widely dispersed. Financials stocks bore the brunt of the fallout from debt woes in the U.S. and Europe, including increased regulation. The economically-sensitive materials and industrials sectors also generated negative returns for the Reporting Period. Traditionally defensive sectors, such as utilities, consumer staples and health care, were the best performing sectors in the S&P 500 Index during the Reporting Period.

While the large-cap segment of the U.S. equity market advanced during the Reporting Period, mid-cap stocks and small-cap stocks, as measured by the Russell Midcap® Index and the Russell 2000® Index, respectively, posted negative returns for the Reporting Period. Large-cap stocks were most successful relative to small-cap stocks in the information technology sector. From a style perspective, growth-oriented stocks outpaced value-oriented stocks in the large-cap and small-cap segments of the U.S. equity market, but value-oriented stocks edged out growth-oriented stocks in the mid-cap segment of the U.S. equity market. In the large-cap segment of the U.S. equity market, growth stocks outperformed value stocks due to a smaller weight in the poorly performing financials sector. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

Stock selection overall detracted most from the Fund’s performance relative to the Russell Index during the Reporting Period.

Which equity market sectors most significantly affected Fund performance?

Detracting most from the Fund’s relative results was stock selection and underweighted positions in the strongly-performing energy and health care sectors. Stock selection in the telecommunication services sector hurt performance as well. Only partially offsetting these detractors was effective stock selection in the industrials sector, the only sector to contribute positively to the Fund’s results during the Reporting Period.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were positions in wireless and wireline communications services company Sprint Nextel of the telecommunication services sector, diversified banking institution Bank of America of the financials sector and independent oil and gas exploration and production company Devon Energy of the energy sector.

In an environment in which turnaround stocks underperformed, shares of Sprint Nextel fell on concerns over the near-term controversy around whether the company had sufficient liquidity to fund two large investments — the iPhone and Network Vision, both of which we feel should be significant long-term drivers of value creation. In our view, the company’s recent debt deal, in which it raised $4 billion, should give Sprint Nextel more than ample funds for these investments. We also continued to believe, at the end of the Reporting Period, that improved competitive positioning from the iPhone and new handsets, better pricing and, improved network quality — in addition to cost improvements and margin expansion driven by shutting down iDEN (integrated enhanced digital network) and eliminating a significant portion of roaming charges — could drive significant cost savings and margin expansion as the company completes its upgrade to Network Vision.

Bank of America saw its shares decline during the Reporting Period, as the institution was negatively impacted by uncertainty surrounding mortgage litigation, capital level requirements and debit interchange fees. We chose to sell the Fund’s position in Bank of America during the second half of the Reporting Period, moving the proceeds into higher conviction names within the financials sector.

Devon Energy, a new position for the Fund, was also a top detractor during the Reporting Period. Devon Energy underperformed when energy prices decreased dramatically due to fears of a global recession. We, however, maintained strong conviction in this company. Devon Energy has a North American-focused asset base that we believe should provide solid organic production growth over the next several years. Devon Energy also has a deep inventory of oil and liquids-rich growth plays and significant exposure to emerging plays, including oil and liquids-rich opportunities through the Permian Basin and Canada. Additional exploratory success could provide further upside. In the oil and gas industry, plays are defined as those activities associated with petroleum development in a given area.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited most relative to the Russell Index from positions in two media companies within the consumer discretionary sector — DISH Network and CBS — as well as from a position in the health care sector’s Celgene.

DISH Network is a broadcast satellite subscription television service provider. It was a top contributor to the Fund’s relative results, as it continued to gain valuable spectrum assets, i.e. a set of property rights on a continuous range of electromagnetic radio frequencies used in the transmission of voice, data and television. Also, its customer attrition rate materially dropped during the Reporting Period, which positively surprised the market. DISH Network further benefited from a court ruling favoring the

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

company when it served as a defendant in TIVO’s patent infringement case. These factors, combined with an attractive valuation, drove DISH Network’s shares higher during the Reporting Period. Toward the end of the Reporting Period, we sold the Fund’s position in DISH Network, taking profits, and moved the proceeds into names that we believed had higher upside potential.

Multimedia giant CBS was also a top contributor to the Fund’s results during the Reporting Period. CBS consistently beat sell-side analysts’ estimates driven by the steady advertising recovery in the U.S. combined with a low growth, fixed cost structure that translated into strong, bottom-line leverage to earnings. Also, CBS’ management began to return capital to shareholders through share repurchases, causing investors to refocus on CBS’ strong free cash flow generation that leads its large-cap media peers. We continued to like CBS at the end of the Reporting Period, as we believe catalysts for further upside remain, including the possibility of divesting its European business, which is not core to its business, and the potential repurchase of additional shares.

Celgene, a global integrated biopharmaceutical company, was another strong performer during the Reporting Period. Shares of Celgene rose based on the company’s limited exposure to market cyclicality, as its primary drug, Revlimid, has minimal competition and steady demand. In addition, approval for Revlimid in Europe was on track, and we see the potential for front line approval in Europe, which would be a significant revenue driver for the company. (Front line approval means approval of a particular drug as the drug of choice, or the first normally used to treat a particular condition.) At the end of the Reporting Period, we continued to hold the Fund’s position in Celgene because we believe the company may well be able to increase revenue by selling its primary drug into new channels, driving longer drug usage through a positive change in its patient mix, and expanding internationally.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

As already indicated, we initiated a Fund position in Devon Energy, one of the largest independent oil and gas exploration and production companies in the world, during the Reporting Period. In our view, Devon Energy’s asset base, which is principally located in North America, should provide solid organic production growth over the next several years.

We established a Fund position in pharmaceuticals company Pfizer, as we felt, at the time of purchase, that the anticipated reduction in sales from the loss of its Lipitor cholesterol patent had already been factored into its stock price and that its other drugs should continue to generate significant free cash flow for the company. In addition, we believe that Pfizer has defensive characteristics that should allow it to perform well in a difficult macroeconomic environment while still providing good upside potential given its strong product cycle expected in 2012.

We also initiated a Fund position in integrated energy company Exxon Mobil during the Reporting Period. At a time of increasing uncertainty regarding global economic activity, Exxon Mobil provides, in our view, defensive attributes to the Fund’s energy exposure. The company has what we consider to be a strong balance sheet and superior free cash flow generation, supporting a share buyback program and rising dividends. Additionally, the company’s mix of business is increasingly shifting toward global natural gas, which we believe may drive future growth and sustain its industry-leading return on common equity.

In light of the Fed’s latest round of stress tests, we believe that the risk/reward profile of what constitutes a potentially attractive bank investment has changed. Also, it may be more difficult going forward for certain banks to return capital to shareholders given new capital requirements. Our original investment thesis on Bank of America was challenged during the Reporting Period given our concern that the diversified banking institution could possibly need to raise capital to meet new capital requirements. We thus decided to sell the Fund’s position in Bank of America and move the proceeds into higher conviction names within the financials sector.

We also eliminated the Fund’s position in independent oil and gas company Newfield Exploration during the Reporting Period. Shares of Newfield Exploration were affected during the Reporting Period by a combination of weaker oil prices and weather-related events that caused concerns over a negative impact on near-term production. Also, as a result of the company’s seeming evasiveness in its outlook for recent property purchases and its continued focus on international development instead of core competencies, we rotated our proceeds out of Newfield Exploration into higher conviction names.

Were there any notable changes in the Fund’s sector weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to energy, health care, information technology and

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

telecommunication services increased compared to the Russell Index. The Fund’s allocations compared to the benchmark index in consumer discretionary, consumer staples, financials, industrials, materials and utilities decreased.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2011, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer staples, telecommunication services and utilities and was rather neutrally weighted to the Russell Index in energy, financials, health care, industrials and materials.

What is the Fund’s tactical view and strategy for the months ahead?

In 2011, exogenous concerns and swings in sentiment overshadowed the strength of individual company fundamentals, resulting in a volatile year and a challenging one for active managers. While risks remain over strains in Europe, emerging market inflation, slowing global economic growth and political uncertainty, we remain cautiously optimistic on the U.S. equity market going forward. In our view, company fundamentals were, at the end of the Reporting Period, stronger than ever, as well-capitalized corporations have over $1 trillion of cash on their balance sheets and are beginning to redeploy that cash, signaling confidence in the economy. We believe earnings should remain resilient given companies’ exposures to secular and global growth, as well as increased financial and operational flexibility, which should allow management to be better prepared and anticipatory regarding market conditions. We further believe that market conditions anticipated over the near term should favor our approach, as we believe high quality U.S. large-cap stocks are “on sale,” i.e. in our view, U.S. large-cap equities are attractively valued both relative to fixed income and relative to their own history. Finally, we believe that fundamentals should be rewarded more in coming months as there was more dispersion at the stock level at the end of the Reporting Period than seen through most of 2011, which should bode well for an active approach.

In short, while disappointed with the Fund’s performance in 2011, we are excited about the opportunities looking ahead and believe the Fund is soundly positioned to perform well. Many valuations within the Fund’s portfolio were, at the end of the Reporting Period, within generational lows. Going forward, we continue to favor companies with improving quality characteristics, such as cash flow, balance sheets, returns on invested capital and sustainability of earnings, rather than purely defensive characteristics, as we believe the U.S. economic recovery will continue, albeit slowly. Positive macroeconomic data released toward the end of the Reporting Period seems to support this view. As we look ahead into 2012, we maintain our discipline as we seek companies with strong or improving balance sheets, led by quality management teams and trading at discounted valuations, and we maintain our long-term perspective. As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

FUND BASICS

Large Cap Value Fund
as of December 31, 2011

STANDARDIZED TOTAL RETURNS[1]

For the period ended 12/31/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Institutional	−7.05%	−4.06%	3.10%	1.91%	1/12/98
Service	−7.27	N/A	N/A	−5.90	7/24/07

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS[2]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Institutional	0.78%	0.80%
Service	1.03	1.05

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/11[3]

Holding	% of Net Assets	Line of Business

General Electric Co.	4.6%	Capital Goods
JPMorgan Chase & Co.	4.0	Diversified Financials
Pfizer, Inc.	3.5	Pharmaceuticals, Biotechnology & Life Sciences
Exxon Mobil Corp.	3.3	Energy
Merck & Co., Inc.	2.7	Pharmaceuticals, Biotechnology & Life Sciences
Devon Energy Corp.	2.5	Energy
The Walt Disney Co.	2.4	Media
General Mills, Inc.	2.4	Food, Beverage & Tobacco
Prudential Financial, Inc.	2.3	Insurance
The Boeing Co.	2.2	Capital Goods

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS[4]

As of December 31, 2011

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Performance Summary
December 31, 2011

The following graph shows the value, as of December 31, 2011, of a $10,000 investment made on January 1, 2002 in the Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Large Cap Value Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2002 through December 31, 2011.

Average Annual Total Return through December 31, 2011	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced January 12, 1998)	–7.05%	–4.06%	3.10%	1.91%
Service (Commenced July 24, 2007)	–7.27%	N/A	N/A	–5.90%

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments
December 31, 2011

Shares	Description	Value

Common Stocks – 97.6%
Automobiles & Components – 0.8%
316,356	Johnson Controls, Inc.	$9,889,289

Banks – 4.2%
1,421,684	Fifth Third Bancorp	18,083,821
691,916	SunTrust Banks, Inc.	12,246,913
857,219	U.S. Bancorp	23,187,774

		53,518,508

Capital Goods – 9.3%
3,265,955	General Electric Co.	58,493,254
464,139	Honeywell International, Inc.	25,225,955
153,209	Illinois Tool Works, Inc.	7,156,392
390,415	The Boeing Co.	28,636,940

		119,512,541

Consumer Services – 1.0%
273,374	Starwood Hotels & Resorts Worldwide, Inc.	13,113,751

Diversified Financials – 9.3%
244,579	Ameriprise Financial, Inc.	12,140,902
113,555	Franklin Resources, Inc.	10,908,093
570,553	Invesco Ltd.	11,462,410
1,528,753	JPMorgan Chase & Co.	50,831,037
1,150,016	Morgan Stanley	17,399,742
1,171,546	SLM Corp.	15,698,716

		118,440,900

Energy – 11.6%
128,399	Baker Hughes, Inc.	6,245,327
246,962	Chevron Corp.	26,276,757
514,702	Devon Energy Corp.	31,911,524
492,357	Exxon Mobil Corp.	41,732,179
317,793	Halliburton Co.	10,967,037
208,595	Occidental Petroleum Corp.	19,545,352
288,547	Transocean Ltd.	11,077,319

		147,755,495

Food, Beverage & Tobacco – 5.8%
748,958	General Mills, Inc.	30,265,393
294,607	PepsiCo, Inc.	19,547,174
721,430	Unilever NV	24,795,549

		74,608,116

Health Care Equipment & Services – 2.3%
2,085,348	Boston Scientific Corp.*	11,135,758
360,757	UnitedHealth Group, Inc.	18,283,165

		29,418,923

Household & Personal Products – 0.3%
55,043	Energizer Holdings, Inc.*	4,264,732

Insurance – 8.3%
291,828	Aflac, Inc.	12,624,479
179,332	Everest Re Group Ltd.	15,080,028
677,755	Hartford Financial Services Group, Inc.	11,013,519
382,486	Marsh & McLennan Companies, Inc.	12,094,207
583,788	Prudential Financial, Inc.	29,259,455
443,826	The Travelers Companies, Inc.	26,261,184

		106,332,872

Materials – 2.5%
250,276	Freeport-McMoRan Copper & Gold, Inc.	9,207,654
455,068	LyondellBasell Industries NV Class A	14,785,159
168,612	The Mosaic Co.	8,503,103

		32,495,916

Media – 5.0%
735,326	CBS Corp. Class B	19,956,748
310,489	Liberty Global, Inc. Class A*	12,739,364
815,825	The Walt Disney Co.	30,593,437

		63,289,549

Pharmaceuticals, Biotechnology & Life Sciences – 10.7%
200,346	Celgene Corp.*	13,543,389
909,885	Merck & Co., Inc.	34,302,664
594,445	Mylan, Inc.*	12,756,790
2,054,745	Pfizer, Inc.	44,464,682
228,840	Teva Pharmaceutical Industries Ltd. ADR	9,235,982
338,679	Thermo Fisher Scientific, Inc.*	15,230,395
230,375	Vertex Pharmaceuticals, Inc.*	7,650,754

		137,184,656

Real Estate Investment Trust – 2.1%
131,173	Boston Properties, Inc.	13,064,831
108,597	Simon Property Group, Inc.	14,002,497

		27,067,328

Retailing – 4.2%
598,722	Liberty Interactive Corp. Class A*	9,708,277
488,399	Lowe’s Companies, Inc.	12,395,567
282,166	Macy’s, Inc.	9,080,102
532,757	The Home Depot, Inc.	22,397,104

		53,581,050

Semiconductors & Semiconductor Equipment – 3.4%
396,650	Altera Corp.	14,715,715
432,659	Maxim Integrated Products, Inc.	11,266,440
746,326	NVIDIA Corp.*	10,344,078
255,160	Texas Instruments, Inc.	7,427,708

		43,753,941

Software & Services – 3.0%
596,458	Adobe Systems, Inc.*	16,861,868
14,654	Google, Inc. Class A*	9,465,019
479,162	Microsoft Corp.	12,439,045

		38,765,932

Technology Hardware & Equipment – 5.7%
1,216,015	Cisco Systems, Inc.	21,985,551
1,173,556	EMC Corp.*	25,278,396
771,213	Juniper Networks, Inc.*	15,740,457
259,535	NetApp, Inc.*	9,413,335

		72,417,739

Telecommunication Services – 2.7%
640,254	AT&T, Inc.	19,361,281
6,422,534	Sprint Nextel Corp.*	15,028,730

		34,390,011

The accompanying notes are an integral part of these financial statements.          9

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments (continued)
December 31, 2011

Shares	Description	Value

Common Stocks – (continued)

Utilities – 5.4%
475,628	American Electric Power Co., Inc.	$19,648,193
434,764	PG&E Corp.	17,920,972
761,732	PPL Corp.	22,410,155
323,654	Xcel Energy, Inc.	8,945,797

		68,925,117

TOTAL INVESTMENTS – 97.6%
(Cost $1,234,424,688)		$1,248,726,366

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.4%		30,492,626

NET ASSETS – 100.0%		$1,279,218,992

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviation:
ADR	—	American Depositary Receipt

10          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Assets and Liabilities
December 31, 2011

Assets:

Investments, at value (cost $1,234,424,688)	$1,248,726,366
Cash	28,510,120
Receivables:
Dividends	2,850,675
Fund shares sold	1,424,557
Investments sold	454,810

Total assets	1,281,966,528

Liabilities:

Payables:
Investments purchased	1,321,277
Amounts owed to affiliates	966,325
Fund shares redeemed	353,036
Accrued expenses	106,898

Total liabilities	2,747,536

Net Assets:

Paid-in capital	1,356,679,228
Undistributed net investment income	2,713,616
Accumulated net realized loss	(94,475,530)
Net unrealized gain	14,301,678

NET ASSETS	$1,279,218,992

Net Assets:
Institutional	$421,559,837
Service	857,659,155

Total Net Assets	$1,279,218,992

Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	44,904,251
Service	91,469,000

Net asset value, offering and redemption price per share:
Institutional	$9.39
Service	9.38

The accompanying notes are an integral part of these financial statements.          11

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Operations
For the Fiscal Year Ended December 31, 2011

Investment income:

Dividends (net of foreign taxes withheld of $399,475)	$27,509,463

Expenses:

Management fees	9,107,113
Distribution and Service fees — Service Class	1,926,605
Transfer Agent fees(a)	247,248
Printing and mailing costs	145,759
Professional fees	88,186
Custody and accounting fees	86,074
Trustee fees	18,744
Other	37,110

Total expenses	11,656,839

Less — expense reductions	(110,023)

Net expenses	11,546,816

NET INVESTMENT INCOME	15,962,647

Realized and unrealized gain (loss):

Net realized gain from investments (including commissions recaptured of $254,718)	16,316,398
Net change in unrealized loss on investments	(116,886,486)

Net realized and unrealized loss	(100,570,088)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(84,607,441)

(a)	Institutional and Service Shares had Transfer Agent fees of $93,132 and $154,116, respectively.

12          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statements of Changes in Net Assets

	For the	For the
	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2011	December 31, 2010

From operations:

Net investment income	$15,962,647	$8,805,701
Net realized gain	16,316,398	61,357,865
Net change in unrealized gain (loss)	(116,886,486)	51,676,161

Net increase (decrease) in net assets resulting from operations	(84,607,441)	121,839,727

Distributions to shareholders:

From net investment income
Institutional Shares	(5,580,091)	(3,935,813)
Service Shares	(9,437,060)	(3,969,754)

Total distributions to shareholders	(15,017,151)	(7,905,567)

From share transactions:

Proceeds from sales of shares	406,837,184	355,441,232
Reinvestment of distributions	15,017,151	7,905,567
Cost of shares redeemed	(222,396,415)	(176,911,161)

Net increase in net assets resulting from share transactions	199,457,920	186,435,638

TOTAL INCREASE	99,833,328	300,369,798

Net assets:

Beginning of year	1,179,385,664	879,015,866

End of year	$1,279,218,992	$1,179,385,664

Undistributed net investment income	$2,713,616	$1,795,970

The accompanying notes are an integral part of these financial statements.          13

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations				Distributions to shareholders
				Net									Ratio of	Ratio of
	Net asset			realized					Net asset		Net assets,	Ratio of	total	net investment
	value,	Net		and	Total from	From net	From net		value,		end of	net expenses	expenses	income		Portfolio
	beginning	investment		unrealized	investment	investment	realized	Total	end of	Total	year	to average	to average	to average		turnover
Year - Share Class	of year	income(a)		gain (loss)	operations	income	gains	distributions	year	return(b)	(in 000s)	net assets	net assets	net assets		rate

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011 - Institutional	$10.24	$0.14	(c)	$(0.86)	$(0.72)	$(0.13)	$—	$(0.13)	$9.39	(7.05)%	$421,560	0.78%	0.79%	1.39	%(c)	91%
2011 - Service	10.23	0.12	(c)	(0.87)	(0.75)	(0.10)	—	(0.10)	9.38	(7.27)	857,659	1.03	1.04	1.23	(c)	91

2010 - Institutional	9.28	0.10		0.94	1.04	(0.08)	—	(0.08)	10.24	11.20	507,146	0.80	0.80	1.02		95
2010 - Service	9.28	0.07		0.94	1.01	(0.06)	—	(0.06)	10.23	10.89	672,239	1.05	1.05	0.78		95

2009 - Institutional	7.97	0.18	(d)	1.28	1.46	(0.15)	—	(0.15)	9.28	18.32	487,962	0.81	0.81	2.18	(d)	84
2009 - Service	7.98	0.16	(d)	1.28	1.44	(0.14)	—	(0.14)	9.28	17.87	391,053	1.06	1.06	1.92	(d)	84

2008 - Institutional	12.53	0.25		(4.59)	(4.34)	(0.22)	— (e)	(0.22)	7.97	(34.45)	389,838	0.81	0.81	2.36		69
2008 - Service	12.52	0.19		(4.51)	(4.32)	(0.22)	— (e)	(0.22)	7.98	(34.32)	67,200	1.06	1.06	2.15		69

2007 - Institutional	13.91	0.25		(0.03)	0.22	(0.26)	(1.34)	(1.60)	12.53	1.49	571,883	0.85	0.85	1.75		79
2007 - Service (Commenced July 24, 2007)	14.71	0.15		(0.74)	(0.59)	(0.26)	(1.34)	(1.60)	12.52	(4.02)	90	0.94 (f)	1.09 (f)	3.11	(f)	79

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.19% of average net assets.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.24% of average net assets.
(e)	Amount is less than $0.005 per share.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements
December 31, 2011

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Large Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under valuation procedures approved by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; and trading halts or suspensions.

B. Investment Income and Investments — Investment income is comprised of interest income and dividend income, and is recorded net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date with realized gains and losses on sales calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Any foreign capital gains tax is accrued daily on net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in U.S. real estate investment trusts

          15

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)
December 31, 2011

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

(“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost of the REIT.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Commission Recapture — The Fund may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).
The levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments.
The following is a summary of the Fund’s investments categorized in the fair value hierarchy as of December 31, 2011:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$1,248,726,366	$—	$—

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the fiscal year ended December 31, 2011, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First	Next	Next	Next	Over	Effective	Effective Net
$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Management Rate

0.75%	0.68%	0.65%	0.64%	0.63%	0.74%	0.73%*

*	Effective June 30, 2011, GSAM agreed to waive a portion of its management fee in order to achieve an effective net management rate of 0.73% through at least April 29, 2012. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees. For the fiscal year ended December 31, 2011, GSAM waived approximately $101,400 of the Fund’s management fee.

B. Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional and Service Shares.

D. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.114% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These Other Expense reimbursements will remain in place through at least April 29, 2012, and prior to such date GSAM may not terminate the arrangement without the approval of the trustees. For the fiscal year ended December 31, 2011, GSAM did not make any reimbursements to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian, which may result in a reduction of the Fund’s expenses. For the fiscal year ended December 31, 2011, custody fee credits were approximately $8,600.
As of December 31, 2011, the amounts owed to affiliates were approximately $767,000, $178,000 and $21,300 for management, distribution and service, and transfer agent fees, respectively.

E. Line of Credit Facility — As of December 31, 2011, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2011, the Fund did not have any borrowings under the facility.

F. Other Transactions with Affiliates — For the fiscal year ended December 31, 2011, Goldman Sachs earned approximately $23,300 in brokerage commissions from portfolio transactions on behalf of the Fund.

          17

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)
December 31, 2011

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2011, were $1,295,272,283 and $1,107,297,212, respectively.

6. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2011 was as follows:

	2010	2011

Distributions paid from ordinary income	$7,905,567	$15,017,151

As of December 31, 2011, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$2,656,342

Capital loss carryovers:(1)(2)
Expiring 2017	$(43,690,156)

Timing differences (post October loss deferral and certain REIT dividends)	$(35,454,889)
Unrealized losses — net	(971,533)

Total accumulated losses — net	$(77,460,236)

(1)	Under new tax rules, capital losses recognized in tax years beginning after December 22, 2010, that do not offset recognized capital gains, may be carried over to future years perpetually, and retain their character as either short-term or long-term that can offset recognized capital gains in such future years. Previously, all capital loss carryovers were treated as short-term and such carryovers generally expired eight years after the initial loss arose. Perpetual capital loss carryovers are required to be utilized prior to expiring capital loss carryovers.
(2)	Expiration occurs on December 31 of the year indicated. The Fund utilized $57,348,652 of capital losses in the current fiscal year.

As of December 31, 2011, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,249,697,899

Gross unrealized gain	78,774,949
Gross unrealized loss	(79,746,482)

Net unrealized security loss	$(971,533)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.
In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $27,850 from undistributed net investment income to accumulated net realized gain (loss). These reclassifications have no impact on the net asset value of the Fund and result primarily from the difference in the tax treatment of underlying fund investments.
GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

7. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Fund’s Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Liquidity Risk — The Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

10. OTHER MATTERS

New Accounting Pronouncement — In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund’s financial statements.

          19

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)
December 31, 2011

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2011		December 31, 2010
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	5,453,432	$52,432,441	7,156,994	$65,134,638
Reinvestment of distributions	604,560	5,580,091	386,622	3,935,813
Shares redeemed	(10,688,404)	(108,271,184)	(10,612,256)	(100,508,688)

	(4,630,412)	(50,258,652)	(3,068,640)	(31,438,237)

Service Shares
Shares sold	36,038,573	354,404,743	31,182,290	290,306,594
Reinvestment of distributions	1,023,542	9,437,060	390,340	3,969,754
Shares redeemed	(11,307,596)	(114,125,231)	(8,012,106)	(76,402,473)

	25,754,519	249,716,572	23,560,524	217,873,875

NET INCREASE	21,124,107	$199,457,920	20,491,884	$186,435,638

20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Large Cap Value Fund (the “Fund”) at December 31, 2011, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 14, 2012

          21

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Fund Expenses — Six Month Period Ended December 31, 2011 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 through December 31, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses Paid
			for the
	Beginning	Ending	6 Months
	Account Value	Account Value	Ended
Share Class	7/01/11	12/31/11	12/31/11*
Institutional
Actual	$1,000	$898.80	$3.69
Hypothetical 5% return	1,000	1,021.32 +	3.92

Service
Actual	1,000	898.40	4.88
Hypothetical 5% return	1,000	1,020.06 +	5.19

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.77% and 1.02% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
Ashok N. Bakhru Age: 69	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	104	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 51	Trustee	Since 2010	Mr. Burke is retired (since 2010). He is a Director, Avista Corp. (2011-Present); and was formerly Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	104	Avista Corp. (an energy company)

John P. Coblentz, Jr. Age: 70	Trustee	Since 2003	Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Diana M. Daniels Age: 62	Trustee	Since 2007	Ms. Daniels is retired (since 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees of Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Joseph P. LoRusso Age: 54	Trustee	Since 2010	Mr. LoRusso is retired (since 2008). Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Jessica Palmer Age: 62	Trustee	Since 2007	Ms. Palmer is retired (since 2006). She is a Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Richard P. Strubel Age: 72	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	104	The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

          23

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
James A. McNamara* Age: 49	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	104	None

Alan A. Shuch* Age: 62	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of December 31, 2011.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Trust. As of December 31, 2011, the Trust consisted of 12 portfolios (11 of which currently offer shares to the public). Goldman Sachs Trust consisted of 90 portfolios (83 of which currently offer shares to the public) and the Goldman Sachs Municipal Opportunity Fund and did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 49	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 43	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 40	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2011.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the fiscal year ended December 31, 2011, 100% of the dividends paid from net investment company taxable income by the Large Cap Value Fund qualify for the dividends received deduction available to corporations.

          25

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York New York 10282

Visit our website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.
The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2011 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.
Holdings and allocations shown are as of December 31, 2011 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.
Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.
Toll Free (in U.S.): 800-292-4726
This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Large Cap Value Fund.

© 2012 Goldman Sachs. All rights reserved.

VITLCVAR12/67842.MF.MED.TMPL/2/2012

Goldman
Sachs Variable Insurance Trust

Goldman Sachs
Structured U.S. Equity Fund

Annual Report
December 31, 2011

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured U.S. Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Structured U.S. Equity Fund invests primarily in a diversified portfolio of equity investments in U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

          1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured U.S. Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2011 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 4.05% and 3.90%, respectively. These returns compare to the 2.11% average annual total return of the Fund’s benchmark, the Standard & Poor’s® 500 Index (with dividends reinvested) (the “S&P 500 Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

U.S. equity markets ended 2011 almost flat, despite dramatic ups and downs caused by shifting sentiment toward the domestic and global economies and the European sovereign debt crisis. Representing the U.S. equity market, the S&P® 500 Index returned 2.11% for 2011 with the help of dividends, as price returns themselves were virtually 0%, the smallest percentage change since 1947. Reflecting optimism that the U.S. economy was improving, the S&P 500 Index started the year with the best first quarter in more than a decade and ended with a fourth quarter gain of 11.82%, its best quarterly gain since the third quarter of 2009. However, the modest decline in the second quarter and the sharp drop in the third quarter mostly offset these gains.

Early in the Reporting Period, energy stocks made strong gains, as the benchmark Brent crude oil price reached almost $120 per barrel by March on supply disruption fears stemming from escalating unrest across North Africa and the Middle East. The U.S. equity market also benefited from investors shifting assets toward developed markets amidst concerns of high inflation and geopolitical unrest in many emerging market countries.

Despite some mixed economic indicators in March and April, U.S. equity performance continued to reflect optimism, as the S&P 500 Index reached a level nearly double its March 2009 lows, and stock market volatility, as measured by the VIX (the Chicago Board Options Exchange Market Volatility Index), hit its lowest level since June 2007. While corporate earnings reports were generally strong, a number of companies cautioned that the global economic outlook was still unclear. Furthermore, in a historic move, independent ratings agency Standard & Poor’s downgraded its outlook for U.S. sovereign debt in April from “stable” to “negative,” citing concerns regarding the lack of a credible deficit reduction plan. Brent crude oil prices peaked at $126 per barrel in April and then began to recede on concerns that demand might be slowing, prompting declines in the energy sector.

Increasing concern over the economy and sovereign debt dominated U.S. equity performance amidst a volatile third quarter during which much of the gains from earlier in the Reporting Period was lost. In August, following weeks of political brinksmanship in the U.S. over raising the debt ceiling to avoid default, Standard & Poor’s downgraded U.S. sovereign debt one notch from AAA to AA+ for the first time in history, sending a shock through the investment markets and particularly affecting stocks in the financials sector. Toward the end of September, markets were further shaken by the Federal Reserve Board’s (the Fed’s) announcement of a plan for additional monetary easing whereby it would attempt to “twist” the U.S. Treasury yield curve on the grounds of general weakness in the labor market and lackluster consumer spending growth. Through the program dubbed Operation Twist, the Fed intended to extend the maturity structure of its holdings through the sale of short-term securities and the purchase of long-term securities in an effort to support the economic recovery. In addition, the prospect of contagion from a Greek default and the lack of agreement on a solution amongst European leaders weighed on global equity markets during the third quarter.

U.S. equities rallied back forcefully in October on the hope of a plan for Europe’s sovereign debt crisis and on better prospects for the U.S. and global economies. It was reported that the U.S. economy had grown at a 2.5% annual rate in the third quarter, supported by better than expected consumer spending and business investment spending. Many companies reported good earnings results. The rally continued through the fourth quarter, during which all sectors made gains. The U.S. equity market was led during the fourth quarter by energy stocks, which rallied on rising oil prices, as tensions with Iran sparked fresh supply fears. Indeed, more economically-sensitive, cyclical sectors generally outperformed traditionally defensive sectors during the fourth quarter.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

During the Reporting Period as a whole, the S&P 500 Index, representing the U.S. large-cap equity market, advanced 2.11%. Seven of the ten sectors in the S&P 500 Index were up, with the utilities, consumer staples and health care sectors gaining the most. The consumer staples sector was also the biggest positive contributor (weight times performance) to S&P 500 Index returns. Within the S&P 500 Index, financials, materials and industrials generated negative returns during the Reporting Period.

While the large-cap segment of the U.S. equity market advanced during the Reporting Period, mid-cap and small-cap stocks, as measured by the Russell Midcap® Index and the Russell 2000® Index, respectively, posted negative returns for the Reporting Period. Large-cap stocks were most successful relative to small-cap stocks in the information technology sector. From a style perspective, growth-oriented stocks outpaced value-oriented stocks in the large-cap and small-cap segments of the U.S. equity market, but value-oriented stocks edged out growth-oriented stocks in the mid-cap segment of the U.S. equity market. In the large-cap segment of the U.S. equity market, growth stocks outperformed value stocks due to a smaller weight in the poorly performing financials sector. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

As expected, and in keeping with our investment approach, our quantitative model and its six investment themes (Valuation, Profitability, Quality, Management, Momentum and Sentiment) had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Overall, the Fund outperformed during the Reporting Period, with the Fund’s Profitability theme contributing the most, followed by Momentum and Sentiment, which also contributed positively to the Fund’s returns relative to the S&P 500 Index. The Profitability theme assesses whether a company is earning more than its cost of capital. The Momentum theme seeks to predict drifts in stock prices caused by under-reaction to company specific information. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Management theme also added value during the Reporting Period, albeit to a lesser extent. The Management theme assesses the characteristics, policies and strategic decisions of company managements.

The Valuation and Quality themes detracted from the Fund’s relative performance during the Reporting Period. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Quality theme evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

How did the Fund’s sector allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making industry or sector bets. Consequently, the Fund is similar to its benchmark, the S&P 500 Index, in terms of its sector allocation and style. We manage the Fund’s industry and sector exposure by including industry factors in our risk model and by explicitly penalizing industry and sector deviations from the benchmark index in optimization. Sector weights or changes in sector weights generally do not have a meaningful impact on relative performance.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the S&P 500 Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with more favorable Momentum characteristics than the benchmark index. During the Reporting Period, stock selection overall contributed positively to the Fund’s relative performance.

Stock selection in the financials, health care and consumer staples sectors made the biggest positive contribution to the Fund’s results relative to the S&P 500 Index. Only partially offsetting these positives was stock selection in the information technology, industrials and materials sectors, which detracted most from the Fund’s results relative to its benchmark index.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in tobacco company Lorillard, pharmaceuticals company Eli Lilly and broadcast satellite subscription television service provider DISH Network. We chose to overweight Lorillard due to our positive

          3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

views on Quality and Profitability. The overweights in Eli Lilly and DISH Network were the result of our positive views on Profitability and Management.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were underweight positions in personal computer, mobile communication device and peripherals behemoth Apple and diversified computer services giant International Business Machines (IBM) and an overweight position in agricultural chemicals company CF Industries Holdings. The Fund had an underweighted position in Apple because of our negative views on Quality and Value. Our negative views on Momentum and Value led us to underweight IBM. The overweight in CF Industries Holdings was due to our positive views on Quality and Sentiment.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of stock futures.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. Accordingly, we continued our extensive ongoing research process but did not implement any significant model enhancements during the Reporting Period.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of December 31, 2011, the Fund was overweight the consumer staples, information technology, health care and energy sectors relative to the S&P 500 Index. The Fund was underweight materials, financials, utilities, consumer discretionary and industrials and was rather neutrally weighted in telecommunication services compared to the benchmark index on the same date.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies with positive fundamentals, good profitability, sustainable earnings and a track record of using capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

CHANGES MADE TO THE TEAM’S MANAGEMENT

During the first quarter of 2011, we announced that Richard Vanecek, Managing Director and co-head of Quantitative Investment Strategies (QIS) Trading would become the sole head of QIS Trading. Richard has been a long-standing leader in QIS Trading, having originally joined the team in 1996 and subsequently leading the QIS Trading desk for 11 years. Jeff Bacidore, Managing Director and co-head of QIS Trading, left the firm. Terence Lim, a Managing Director based in New York who was focused on equity research, also left the firm.

In the second quarter of 2011, we announced Peter Zangari, Managing Director, would be leaving the firm at the end of July. Most recently, Peter led our QIS internal risk management efforts. Peter’s responsibilities will be assumed by Raj Garigipati, who was most recently the global team lead for the Internal Audit division.

During the third quarter of 2011, Katinka Domotorffy, CIO and head of QIS, announced her retirement from the firm at the end of 2011. We were pleased to announce that Armen Avanessians joined Goldman Sachs Asset Management (GSAM) as the head of QIS. He joined Goldman Sachs in 1985 as a foreign exchange strategist, was named partner in 1994 and became a member of the Securities Division Executive Committee in 2003. Prior to joining GSAM, Armen served as the head of Strats, a global group responsible for the application of mathematical, quantitative and algorithmic approaches to revenue activities in the Securities, Investment Management and Investment Banking divisions. In addition, we were pleased to announce that Ron Hua joined QIS as a partner to serve as the chief investment officer of our equity alpha strategies. Most recently, Ron was the chief investment officer and head of equity investments at PanAgora Asset Management.

          5

FUND BASICS

Structured U.S. Equity Fund
as of December 31, 2011

STANDARDIZED TOTAL RETURNS[1]

For the period ended 12/31/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Institutional	4.05%	-2.49%	2.11%	2.44%	02/13/98
Service	3.90	-2.66	N/A	-0.75	01/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS[2]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Institutional	0.64%	0.70%
Service	0.85	0.95

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

Portfolio Composition

TOP 10 HOLDINGS AS OF 12/31/11[3]

Holding	% of Total Net Assets	Line of Business

Lorillard, Inc.	4.1%	Food, Beverage & Tobacco
Microsoft Corp.	3.6	Software & Services
Apple, Inc.	3.3	Technology Hardware & Equipment
ConocoPhillips	3.0	Energy
Pfizer, Inc.	2.9	Pharmaceuticals, Biotechnology & Life Sciences
Eli Lilly & Co.	2.9	Pharmaceuticals, Biotechnology & Life Sciences
Berkshire Hathaway, Inc. Class B	2.7	Insurance
AT&T, Inc.	2.4	Telecommunication Services
The Procter & Gamble Co.	2.3	Household & Personal Products
Valero Energy Corp.	2.1	Energy

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS[4]

As of December 31, 2011

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.3% of the Fund’s net assets at December 31, 2011. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

          7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Performance Summary
December 31, 2011

The following graph shows the value, as of December 31, 2011, of a $10,000 investment made on January 1, 2002 in the Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured U.S. Equity Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2002 through December 31, 2011.

Average Annual Total Return through December 31, 2011	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced February 13, 1998)	4.05%	–2.49%	2.11%	2.44%
Service (Commenced January 9, 2006)	3.90%	–2.66%	N/A	–0.75%

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Schedule of Investments
December 31, 2011

Shares	Description	Value

Common Stocks – 97.8%
Automobiles & Components – 0.1%
11,280	Thor Industries, Inc.	$309,410

Banks – 2.2%
29,234	Associated Banc-Corp.	326,544
3,462	Bank of Hawaii Corp.	154,024
31,440	BB&T Corp.	791,345
10,360	City National Corp.	457,705
4,796	Cullen/Frost Bankers, Inc.	253,756
10,981	East West Bancorp, Inc.	216,875
19,045	First Niagara Financial Group, Inc.	164,358
38,173	KeyCorp	293,550
7,462	M&T Bank Corp.	569,649
20,619	PNC Financial Services Group, Inc.	1,189,098
16,989	U.S. Bancorp	459,553
116,671	Wells Fargo & Co.	3,215,453

		8,091,910

Capital Goods – 7.5%
15,361	AGCO Corp.*	660,062
13,473	Alliant Techsystems, Inc.	770,117
34,065	BE Aerospace, Inc.*	1,318,656
5,405	Dover Corp.	313,760
54,353	Emerson Electric Co.	2,532,306
15,122	Exelis, Inc.	136,854
2,702	Fluor Corp.	135,776
22,803	Fortune Brands Home & Security, Inc.*	388,335
14,444	General Dynamics Corp.	959,226
323,175	General Electric Co.	5,788,064
10,289	Harsco Corp.	211,748
3,987	Huntington Ingalls Industries, Inc.*	124,713
2,790	Illinois Tool Works, Inc.	130,321
23,649	L-3 Communications Holdings, Inc.	1,576,915
3,953	Lockheed Martin Corp.	319,798
19,406	MSC Industrial Direct Co. Class A	1,388,499
73,975	Northrop Grumman Corp.	4,326,058
8,744	Parker Hannifin Corp.	666,730
10,930	Rockwell Automation, Inc.	801,934
47,216	The Toro Co.	2,864,123
11,908	Trinity Industries, Inc.	357,955
16,757	Tyco International Ltd.	782,719
8,671	W.W. Grainger, Inc.	1,623,125

		28,177,794

Commercial & Professional Services – 0.5%
10,746	Copart, Inc.*	514,626
33,882	Manpower, Inc.	1,211,282

		1,725,908

Consumer Durables & Apparel – 1.5%
11,617	Fossil, Inc.*	921,925
37,383	Harman International Industries, Inc.	1,422,049
6,936	Leggett & Platt, Inc.	159,806
25,444	Mohawk Industries, Inc.*	1,522,823
32,302	Tempur-Pedic International, Inc.*	1,696,824

		5,723,427

Consumer Services – 0.8%
9,917	Apollo Group, Inc. Class A*	534,229
14,691	Carnival Corp.	479,514
4,924	Marriott International, Inc. Class A	143,633
17,280	Weight Watchers International, Inc.	950,573
7,848	Wynn Resorts Ltd.	867,125

		2,975,074

Diversified Financials – 4.5%
9,896	Ares Capital Corp.	152,893
205,394	Bank of America Corp.	1,141,991
75,538	Capital One Financial Corp.	3,194,502
32,570	CBOE Holdings, Inc.	842,260
20,333	Citigroup, Inc.	534,961
14,896	CME Group, Inc.	3,629,708
8,430	Franklin Resources, Inc.	809,786
16,558	JPMorgan Chase & Co.	550,553
22,290	Leucadia National Corp.	506,875
37,963	MSCI, Inc. Class A*	1,250,122
99,874	SEI Investments Co.	1,732,814
122,575	The Bank of New York Mellon Corp.	2,440,468

		16,786,933

Energy – 12.5%
2,224	Apache Corp.	201,450
5,699	Chesapeake Energy Corp.	127,031
62,373	Chevron Corp.	6,636,487
11,858	Cimarex Energy Co.	734,010
155,088	ConocoPhillips	11,301,263
4,712	Core Laboratories NV	536,932
32,629	Devon Energy Corp.	2,022,998
79,429	Exxon Mobil Corp.	6,732,402
9,052	Forest Oil Corp.*	122,655
12,704	Halliburton Co.	438,415
37,309	Hess Corp.	2,119,151
24,016	HollyFrontier Corp.	561,974
34,348	Marathon Petroleum Corp.	1,143,445
9,760	Murphy Oil Corp.	544,023
17,348	Occidental Petroleum Corp.	1,625,508
29,836	Southwestern Energy Co.*	952,962
127,012	Tesoro Corp.*	2,967,000
369,448	Valero Energy Corp.	7,776,880

		46,544,586

Food & Staples Retailing – 1.4%
6,438	Costco Wholesale Corp.	536,414
6,294	CVS Caremark Corp.	256,669
5,352	Safeway, Inc.	112,606
133,266	SUPERVALU, Inc.(a)	1,082,120
6,375	The Kroger Co.	154,403
72,729	Walgreen Co.	2,404,421
7,773	Whole Foods Market, Inc.	540,845

		5,087,478

Food, Beverage & Tobacco – 7.9%
6,338	Bunge Ltd.	362,534
5,695	ConAgra Foods, Inc.	150,348
85,347	Dean Foods Co.*	955,886

The accompanying notes are an integral part of these financial statements.          9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Schedule of Investments (continued)
December 31, 2011

Shares	Description	Value

Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)

15,287	Dr. Pepper Snapple Group, Inc.	$603,531
8,711	Hansen Natural Corp.*	802,631
6,711	Hormel Foods Corp.	196,565
132,667	Lorillard, Inc.	15,124,038
3,541	Molson Coors Brewing Co. Class B	154,175
72,777	Philip Morris International, Inc.	5,711,539
12,776	Reynolds American, Inc.	529,182
17,086	Smithfield Foods, Inc.*	414,848
210,631	Tyson Foods, Inc. Class A	4,347,424

		29,352,701

Health Care Equipment & Services – 3.4%
225,385	Boston Scientific Corp.*	1,203,556
39,365	Cardinal Health, Inc.	1,598,613
54,199	CareFusion Corp.*	1,377,197
14,923	Coventry Health Care, Inc.*	453,211
8,464	DENTSPLY International, Inc.	296,155
5,001	Health Net, Inc.*	152,130
47,951	Humana, Inc.	4,200,987
3,423	McKesson Corp.	266,686
8,538	UnitedHealth Group, Inc.	432,706
39,683	WellPoint, Inc.	2,628,999

		12,610,240

Household & Personal Products – 3.1%
21,761	Colgate-Palmolive Co.	2,010,499
16,590	Herbalife Ltd.	857,205
2,889	The Clorox Co.	192,292
130,687	The Procter & Gamble Co.	8,718,130

		11,778,126

Insurance – 4.2%
5,528	American Financial Group, Inc.	203,928
130,828	Berkshire Hathaway, Inc. Class B*	9,982,176
8,930	Everest Re Group Ltd.	750,924
5,916	HCC Insurance Holdings, Inc.	162,690
25,699	Loews Corp.	967,567
7,038	MetLife, Inc.	219,445
162,916	Unum Group	3,432,640

		15,719,370

Materials – 1.8%
5,940	Air Products & Chemicals, Inc.	506,029
14,175	Airgas, Inc.	1,106,784
14,227	Ashland, Inc.	813,215
19,456	CF Industries Holdings, Inc.	2,820,731
5,258	Domtar Corp.	420,430
12,217	Eastman Chemical Co.	477,196
5,111	Intrepid Potash, Inc.*	115,662
5,381	Nucor Corp.	212,926
10,677	The Dow Chemical Co.	307,070
2,901	The Scotts Miracle-Gro Co. Class A	135,448

		6,915,491

Media – 3.5%
13,368	Cablevision Systems Corp. Class A	190,093
58,097	DIRECTV Class A*	2,484,228
180,828	DISH Network Corp. Class A	5,149,981
72,395	News Corp. Class A	1,291,527
19,458	Pandora Media, Inc.*(a)	194,774
101,913	Time Warner, Inc.	3,683,136

		12,993,739

Pharmaceuticals, Biotechnology & Life Sciences – 8.4%
11,370	Amgen, Inc.	730,068
9,001	Biogen Idec, Inc.*	990,560
11,481	Celgene Corp.*	776,116
260,427	Eli Lilly & Co.	10,823,346
5,679	Forest Laboratories, Inc.*	171,846
99,520	Gilead Sciences, Inc.*	4,073,354
64,915	Merck & Co., Inc.	2,447,295
507,160	Pfizer, Inc.	10,974,942
5,283	United Therapeutics Corp.*	249,622

		31,237,149

Real Estate Investment Trust – 2.3%
93,536	Rayonier, Inc.	4,174,512
34,706	Simon Property Group, Inc.	4,474,991

		8,649,503

Retailing – 4.1%
4,709	Aaron’s, Inc.	125,636
13,737	Amazon.com, Inc.*	2,377,875
522	AutoZone, Inc.*	169,634
37,507	Best Buy Co., Inc.	876,538
42,363	Big Lots, Inc.*	1,599,627
36,378	Dick’s Sporting Goods, Inc.	1,341,621
27,997	Dollar Tree, Inc.*	2,326,831
37,860	Family Dollar Stores, Inc.	2,183,008
14,812	Foot Locker, Inc.	353,118
59,127	Limited Brands, Inc.	2,385,774
22,015	Lowe’s Companies, Inc.	558,741
10,274	PetSmart, Inc.	526,953
5,318	The Home Depot, Inc.	223,569
6,485	Ulta Salon Cosmetics & Fragrance, Inc.*	421,006

		15,469,931

Semiconductors & Semiconductor Equipment – 1.4%
204,856	Intel Corp.	4,967,758
35,090	Marvell Technology Group Ltd.*	485,997

		5,453,755

Software & Services – 9.6%
119,292	Accenture PLC Class A	6,349,913
27,237	Amdocs Ltd.*	777,072
34,091	Computer Sciences Corp.	807,957
14,754	Fidelity National Information Services, Inc.	392,309
28,583	Fortinet, Inc.*	623,395
9,191	Google, Inc. Class A*	5,936,467
1,669	International Business Machines Corp.	306,896
512,035	Microsoft Corp.	13,292,428
239,549	Oracle Corp.	6,144,432

10          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Software & Services – (continued)

16,829	VeriFone Systems, Inc.*	$597,766
16,731	VeriSign, Inc.	597,631

		35,826,266

Technology Hardware & Equipment – 8.4%
30,041	Apple, Inc.*	12,166,605
261,280	Cisco Systems, Inc.	4,723,942
309,803	Dell, Inc.*	4,532,418
90,817	Flextronics International Ltd.*	514,024
74,672	Hewlett-Packard Co.	1,923,551
135,734	Ingram Micro, Inc. Class A*	2,469,001
9,502	Juniper Networks, Inc.*	193,936
14,889	NetApp, Inc.*	540,024
52,787	QLogic Corp.*	791,805
13,889	Riverbed Technology, Inc.*	326,392
69,450	Tellabs, Inc.	280,578
109,983	Vishay Intertechnology, Inc.*	988,747
63,866	Western Digital Corp.*	1,976,653

		31,427,676

Telecommunication Services – 2.8%
302,070	AT&T, Inc.(b)	9,134,597
412,684	Sprint Nextel Corp.*	965,681
9,835	Telephone & Data Systems, Inc.	254,628

		10,354,906

Transportation – 2.2%
52,832	FedEx Corp.	4,412,001
2,456	Norfolk Southern Corp.	178,944
48,717	United Parcel Service, Inc. Class B	3,565,597

		8,156,542

Utilities – 3.7%
2,721	Alliant Energy Corp.	120,023
17,841	Ameren Corp.	591,072
131,047	Duke Energy Corp.	2,883,034
11,130	Entergy Corp.	813,047
10,405	Great Plains Energy, Inc.	226,621
50,378	Integrys Energy Group, Inc.	2,729,480
3,664	ITC Holdings Corp.	278,024
23,762	NiSource, Inc.	565,773
12,133	Northeast Utilities	437,637
3,794	NSTAR	178,166
13,087	NV Energy, Inc.	213,973
18,855	Pepco Holdings, Inc.	382,757
8,456	PG&E Corp.	348,556
2,637	Progress Energy, Inc.	147,725
42,517	Sempra Energy	2,338,435
33,017	The Southern Co.	1,528,357

		13,782,680

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $314,620,875)		$365,150,595

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(c)(d) – 0.3%
Goldman Sachs Financial Square Money Market Fund — FST Shares
1,105,850	0.199%	$1,105,850
(Cost $1,105,850)

TOTAL INVESTMENTS – 98.1%
(Cost $315,726,725)		$366,256,445

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.9%		7,009,241

NET ASSETS – 100.0%		$373,265,686

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Represents an affiliated issuer.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

S&P 500 E-mini Index	105	March 2012	$6,576,150	$174,799

The accompanying notes are an integral part of these financial statements.          11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement of Assets and Liabilities
December 31, 2011

Assets:

Investments in unaffiliated issuers, at value (cost $314,620,875)(a)	$365,150,595
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	1,105,850
Cash	9,037,516
Receivables:
Dividends	287,598
Fund shares sold	90,268
Reimbursement from investment adviser	22,016
Securities lending income	7,921

Total assets	375,701,764

Liabilities:

Payables:
Payable upon return of securities loaned	1,105,850
Fund shares redeemed	420,334
Amounts owed to affiliates	219,630
Futures variation margin	27,556
Accrued expenses and other liabilities	662,708

Total liabilities	2,436,078

Net Assets:

Paid-in capital	533,983,657
Undistributed net investment income	643,207
Accumulated net realized loss	(212,065,697)
Net unrealized gain	50,704,519

NET ASSETS	$373,265,686

Net Assets:
Institutional	$273,555,070
Service	99,710,616

Total Net Assets	$373,265,686

Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	25,324,914
Service	9,217,597

Net asset value, offering and redemption price per share:
Institutional	$10.80
Service	10.82

(a)	Includes loaned securities having a market value of $1,087,051.

12          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement of Operations
For the Fiscal Year Ended December 31, 2011

Investment income:

Dividends (net of foreign taxes withheld of $1,814)	$9,473,195
Securities lending income — affiliated issuer	31,248

Total investment income	9,504,443

Expenses:

Management fees	2,524,975
Distribution and Service fees — Service Class	267,422
Printing and mailing costs	99,823
Professional fees	83,916
Transfer Agent fees(a)	81,444
Custody and accounting fees	59,106
Trustee fees	16,734
Registration fees	1,246
Other	16,491

Total expenses	3,151,157

Less — expense reductions	(306,430)

Net expenses	2,844,727

NET INVESTMENT INCOME	6,659,716

Realized and unrealized gain (loss):

Net realized gain from:
Investments	31,052,367
Futures contracts	525,707
Net change in unrealized gain (loss) on:
Investments	(21,150,679)
Futures contracts	72,469

Net realized and unrealized gain	10,499,864

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,159,580

(a)	Institutional and Service Shares had Transfer Agent fees of $60,052 and $21,392, respectively.

The accompanying notes are an integral part of these financial statements.          13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statements of Changes in Net Assets

	For the	For the
	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2011	December 31, 2010

From operations:

Net investment income	$6,659,716	$5,975,139
Net realized gain	31,578,074	21,165,168
Net change in unrealized gain (loss)	(21,078,210)	23,637,904

Net increase in net assets resulting from operations	17,159,580	50,778,211

Distributions to shareholders:

From net investment income
Institutional Shares	(4,875,179)	(4,505,171)
Service Shares	(1,550,818)	(1,334,105)

Total distributions to shareholders	(6,425,997)	(5,839,276)

From share transactions:

Proceeds from sales of shares	5,654,201	8,446,580
Reinvestment of distributions	6,425,997	5,839,276
Cost of shares redeemed	(80,667,735)	(81,171,074)

Net decrease in net assets resulting from share transactions	(68,587,537)	(66,885,218)

TOTAL DECREASE	(57,853,954)	(21,946,283)

Net assets:

Beginning of year	431,119,640	453,065,923

End of year	$373,265,686	$431,119,640

Undistributed net investment income	$643,207	$409,488

14          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations			Distributions to shareholders
			Net									Ratio of	Ratio of
	Net asset		realized			From		Net asset		Net assets,	Ratio of	total	net investment
	value,	Net	and	Total from	From net	net		value,		end of	net expenses	expenses	income		Portfolio
	beginning	investment	unrealized	investment	investment	realized	Total	end of	Total	year	to average	to average	to average		turnover
Year - Share Class	of year	income(a)	gain (loss)	operations	income	gains	distributions	year	return(b)	(in 000s)	net assets	net assets	net assets		rate

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011 - Institutional	$10.57	$0.18 (c)	$0.25	$0.43	$(0.20)	$—	$(0.20)	$10.80	4.05%	$273,555	0.64%	0.70%	1.69	%(c)	51%
2011 - Service	10.58	0.16 (c)	0.25	0.41	(0.17)	—	(0.17)	10.82	3.90	99,711	0.85	0.95	1.48	(c)	51

2010 - Institutional	9.50	0.14	1.08	1.22	(0.15)	—	(0.15)	10.57	12.84	319,948	0.64	0.70	1.45		38
2010 - Service	9.51	0.12	1.08	1.20	(0.13)	—	(0.13)	10.58	12.60	111,171	0.85	0.95	1.25		38

2009 - Institutional	7.99	0.15	1.54	1.69	(0.18)	—	(0.18)	9.50	21.15	340,536	0.68	0.72	1.75		136
2009 - Service	8.00	0.13	1.54	1.67	(0.16)	—	(0.16)	9.51	20.89	112,530	0.89	0.97	1.53		136

2008 - Institutional	13.16	0.17	(5.06)	(4.89)	(0.18)	(0.10)	(0.28)	7.99	(36.92)	344,144	0.71	0.72	1.53		110
2008 - Service	13.16	0.14	(5.04)	(4.90)	(0.16)	(0.10)	(0.26)	8.00	(37.05)	106,586	0.92	0.97	1.34		110

2007 - Institutional	14.67	0.15	(0.37)	(0.22)	(0.16)	(1.13)	(1.29)	13.16	(1.63)	752,148	0.71 (d)	0.72 (d)	1.02	(d)	125
2007 - Service	14.67	0.14	(0.37)	(0.23)	(0.15)	(1.13)	(1.28)	13.16	(1.72)	205,997	0.97 (d)	0.97 (d)	0.94	(d)	125

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.17% of average net assets.
(d)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements
December 31, 2011

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Structured U.S. Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under valuation procedures approved by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; and trading halts or suspensions.

B. Investment Income and Investments — Investment income is comprised of interest income and dividend income, and is recorded net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date with realized gains and losses on sales calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Any foreign capital gains tax is accrued daily on net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in U.S. real estate investment trusts

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

(“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost of the REIT.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund’s strategies and potentially result in a loss. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

          17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2011

3. FAIR VALUE OF INVESTMENTS (continued)

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).
The levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments.
The following is a summary of the Fund’s investments and derivatives categorized in the fair value hierarchy as of December 31, 2011:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$365,150,595	$—	$—
Securities Lending Reinvestment Vehicle	1,105,850	—	—

Total	$366,256,445	$—	$—

Derivatives Type

Assets
Futures Contracts(a)	$174,799	$—	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

4. INVESTMENTS IN DERIVATIVES

The Fund may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and/or the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
During the fiscal year ended December 31, 2011, the Fund entered into futures contracts. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The following table sets forth, by certain risk types, the gross value of these derivative contracts for trading activities as of December 31, 2011. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

	Statement of
	Assets and Liabilities
Risk	Location	Assets

Equity	Payable for futures variation margin	$174,799	(a)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2011. These gains (losses) should be considered in the context that these

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

4. INVESTMENTS IN DERIVATIVES (continued)

derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statement of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$525,707	$72,469	122

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2011.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the fiscal year ended December 31, 2011, contractual management fees with GSAM were at the following rates:

Contractual Management Rate
First	Next	Next	Next	Over	Effective
$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

0.62%	0.59%	0.56%	0.55%	0.54%	0.62%

B. Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. Goldman Sachs has agreed to waive distribution and service fees so as not to exceed an annual rate of 0.21% of the Fund’s average daily net assets attributable to Service Shares. The distribution and service fee waiver will remain in place through at least April 29, 2012, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the trustees. For the fiscal year ended December 31, 2011, Goldman Sachs waived approximately $42,800 in distribution and service fees for the Fund’s Services Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional and Service Shares.

D. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These Other Expense reimbursements will remain in place through at least April 29, 2012, and prior to such date GSAM may not terminate the arrangement without the approval of the trustees. For the fiscal year ended December 31, 2011, GSAM reimbursed approximately $261,000 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian, which may result in a reduction of the Fund’s expenses. For the fiscal year ended December 31, 2011, custody fee credits were approximately $2,600.

          19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2011

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of December 31, 2011, the amounts owed to affiliates were approximately $195,700, $17,600 and $6,300 for management, distribution and service, and transfer agent fees, respectively.

E. Line of Credit Facility — As of December 31, 2011, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2011, the Fund did not have any borrowings under the facility.

F. Other Transactions with Affiliates — For the fiscal year ended December 31, 2011, Goldman Sachs earned approximately $2,000 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2011, were $202,787,020 and $268,094,115 respectively.

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), a series of the Goldman Sachs Trust, a Delaware statutory trust. The Money Market Fund, deemed an affiliate of the Trust, is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.
Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the fiscal year ended December 31, 2011, is reported under Investment Income on the Statement of Operations. A portion of this amount, $18,234, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the fiscal year ended December 31, 2011, GSAL earned $3,470 in fees as securities lending agent.
The following table provides information about the Fund’s investment in the Money Market Fund for the fiscal year ended December 31, 2011 (in thousands):

Number of			Number of
Shares Held			Shares Held	Value at End
Beginning of Year	Shares Bought	Shares Sold	End of Year	of Year

644	8,342	(7,880)	1,106	$1,106

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

8. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2011 was as follows:

	2010	2011

Distributions paid from ordinary income	$5,839,276	$6,425,997

As of December 31, 2011, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$643,207

Capital loss carryovers:(1)(2)
Expiring 2016	(68,354,723)
Expiring 2017	(139,998,215)

Total capital loss carryovers	$(208,352,938)

Timing differences (post-October loss deferral)	$(1,039,628)
Unrealized gains — net	48,031,388

Total accumulated losses — net	$(160,717,971)

(1)	Under new tax rules, capital losses recognized in tax years beginning after December 22, 2010, that do not offset recognized capital gains, may be carried over to future years perpetually, and retain their character as either short-term or long-term that can offset recognized capital gains in such future years. Previously, all capital loss carryovers were treated as short-term and such carryovers generally expired eight years after the initial loss arose. Perpetual capital loss carryovers are required to be utilized prior to expiring capital loss carryovers.
(2)	Expiration occurs on December 31 of the year indicated. The Fund utilized $31,679,591 of capital losses in the current fiscal year.

As of December 31, 2011, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$318,225,057

Gross unrealized gain	58,930,864
Gross unrealized loss	(10,899,476)

Net unrealized security gain	$48,031,388

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts.
GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Fund’s Shareholder Concentration Risk — Certain participating insurance companies, accounts or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Liquidity Risk — The Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of

          21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2011

9. OTHER RISKS (continued)

redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12. OTHER MATTERS

New Accounting Pronouncement — In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund’s financial statements.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2011		December 31, 2010
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	353,442	$3,800,085	635,836	$5,898,249
Reinvestment of distributions	456,905	4,875,179	426,626	4,505,171
Shares redeemed	(5,760,949)	(63,115,601)	(6,622,266)	(64,503,333)

	(4,950,602)	(54,440,337)	(5,559,804)	(54,099,913)

Service Shares
Shares sold	171,780	1,854,116	264,407	2,548,331
Reinvestment of distributions	145,207	1,550,818	126,097	1,334,105
Shares redeemed	(1,606,493)	(17,552,134)	(1,710,786)	(16,667,741)

	(1,289,506)	(14,147,200)	(1,320,282)	(12,785,305)

NET DECREASE	(6,240,108)	$(68,587,537)	(6,880,086)	$(66,885,218)

          23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured U.S. Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Structured U.S. Equity Fund (the “Fund”) at December 31, 2011, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, transfer agent, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 14, 2012

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Fund Expenses — Six Month Period Ended December 31, 2011 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 through December 31, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses Paid
	Beginning	Ending	for
	Account Value	Account Value	the 6 Months Ended
Share Class	7/01/11	12/31/11	12/31/11*
Institutional
Actual	$1,000	$961.30	$3.16
Hypothetical 5% return	1,000	1,021.98 +	3.26

Service
Actual	1,000	960.90	4.20
Hypothetical 5% return	1,000	1,020.92 +	4.33

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.64% and 0.85% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

          25

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
Ashok N. Bakhru Age: 69	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	104	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 51	Trustee	Since 2010	Mr. Burke is retired (since 2010). He is a Director, Avista Corp. (2011-Present); and was formerly Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	104	Avista Corp. (an energy company)

John P. Coblentz, Jr. Age: 70	Trustee	Since 2003	Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Diana M. Daniels Age: 62	Trustee	Since 2007	Ms. Daniels is retired (since 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees of Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Joseph P. LoRusso Age: 54	Trustee	Since 2010	Mr. LoRusso is retired (since 2008). Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Jessica Palmer Age: 62	Trustee	Since 2007	Ms. Palmer is retired (since 2006). She is a Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Richard P. Strubel Age: 72	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	104	The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
James A. McNamara* Age: 49	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	104	None

Alan A. Shuch* Age: 62	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of December 31, 2011.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Trust. As of December 31, 2011, the Trust consisted of 12 portfolios (11 of which currently offer shares to the public). Goldman Sachs Trust consisted of 90 portfolios (83 of which currently offer shares to the public) and the Goldman Sachs Municipal Opportunity Fund and did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

          27

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 49	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 43	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 40	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2011.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the fiscal year ended December 31, 2011, 100% of the dividends paid from net investment company taxable income by the Structured U.S. Equity Fund qualify for the dividends received deduction available to corporations.

          29

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer
GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York, New York 10282

Visit our website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2011 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown are as of December 31, 2011 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Structured U.S. Equity Fund.

© 2012 Goldman Sachs. All rights reserved.
VITSTRUSAR12/67853.MF.MED.TMPL/2/2012

Goldman
Sachs Variable Insurance Trust

Goldman Sachs
Structured Small Cap Equity Fund

Annual Report
December 31, 2011

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured Small Cap Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Structured Small Cap Equity Fund invests primarily in a broadly diversified portfolio of equity investments in small-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

          1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured Small Cap Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2011 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 0.67% and 0.41%, respectively. These returns compare to the -4.18% average annual total return of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested) (the “Russell Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the annual period?

U.S. equity markets ended 2011 almost flat, despite dramatic ups and downs caused by shifting sentiment toward the domestic and global economies and the European sovereign debt crisis. Representing the U.S. equity market, the S&P® 500 Index returned 2.11% for 2011 with the help of dividends, as price returns themselves were virtually 0%, the smallest percentage change since 1947. Reflecting optimism that the U.S. economy was improving, the S&P 500 Index started the year with the best first quarter in more than a decade and ended with a fourth quarter gain of 11.82%, its best quarterly gain since the third quarter of 2009. However, the modest decline in the second quarter and the sharp drop in the third quarter mostly offset these gains.

Early in the Reporting Period, energy stocks made strong gains, as the benchmark Brent crude oil price reached almost $120 per barrel by March on supply disruption fears stemming from escalating unrest across North Africa and the Middle East. The U.S. equity market also benefited from investors shifting assets toward developed markets amidst concerns of high inflation and geopolitical unrest in many emerging market countries.

Despite some mixed economic indicators in March and April, U.S. equity performance continued to reflect optimism, as the S&P 500 Index reached a level nearly double its March 2009 lows, and stock market volatility, as measured by the VIX (the Chicago Board Options Exchange Market Volatility Index), hit its lowest level since June 2007. While corporate earnings reports were generally strong, a number of companies cautioned that the global economic outlook was still unclear. Furthermore, in a historic move, independent ratings agency Standard & Poor’s downgraded its outlook for U.S. sovereign debt in April from “stable” to “negative,” citing concerns regarding the lack of a credible deficit reduction plan. Brent crude oil prices peaked at $126 per barrel in April and then began to recede on concerns that demand might be slowing, prompting declines in the energy sector.

Increasing concern over the economy and sovereign debt dominated U.S. equity performance amidst a volatile third quarter during which much of the gains from earlier in the Reporting Period was lost. In August, following weeks of political brinksmanship in the U.S. over raising the debt ceiling to avoid default, Standard & Poor’s downgraded U.S. sovereign debt one notch from AAA to AA+ for the first time in history, sending a shock through the investment markets and particularly affecting stocks in the financials sector. Toward the end of September, markets were further shaken by the Federal Reserve Board’s (the Fed’s) announcement of a plan for additional monetary easing whereby it would attempt to “twist” the U.S. Treasury yield curve on the grounds of general weakness in the labor market and lackluster consumer spending growth. Through the program dubbed Operation Twist, the Fed intended to extend the maturity structure of its holdings through the sale of short-term securities and the purchase of long-term securities in an effort to support the economic recovery. In addition, the prospect of contagion from a Greek default and the lack of agreement on a solution amongst European leaders weighed on global equity markets during the third quarter.

U.S. equities rallied back forcefully in October on the hope of a plan for Europe’s sovereign debt crisis and on better prospects for the U.S. and global economies. It was reported that the U.S. economy had grown at a 2.5% annual rate in the third quarter, supported by better than expected consumer spending and business investment spending. Many companies reported good earnings results. The rally continued through the fourth quarter, during which all sectors made gains. The U.S. equity market was led during the fourth quarter by energy stocks, which rallied on rising oil prices, as tensions with Iran sparked fresh supply fears. Indeed, more economically-sensitive, cyclical sectors generally outperformed traditionally defensive sectors during the fourth quarter.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

During the Reporting Period as a whole, the Russell 2000® Index, representing the U.S. small-cap equity market, declined 4.18%. Seven of the ten sectors in the Russell 2000® Index were down, with the materials and telecommunication services sectors declining the most. The information technology sector was the biggest detractor (weight times performance) from Russell 2000® Index returns. The three sectors in the Russell 2000® Index that generated positive returns during the Reporting Period were utilities, consumer staples and health care.

While small-cap and mid-cap stocks, as measured by the Russell 2000® Index and Russell Midcap® Index, respectively, posted negative returns for the Reporting Period, the large-cap segment of the U.S. equity market advanced during the Reporting Period. Large-cap stocks were most successful relative to small-cap stocks in the information technology sector. From a style perspective, growth-oriented stocks outpaced value-oriented stocks in the large-cap and small-cap segments of the U.S. equity market, but value-oriented stocks edged out growth-oriented stocks in the mid-cap segment of the U.S. equity market. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

As expected, and in keeping with our investment approach, our quantitative model and its six investment themes — Valuation, Profitability, Quality, Management, Momentum and Sentiment — had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Overall, the Fund outperformed during the Reporting Period, with the Fund’s Profitability theme contributing by far the most positively to results. The Quality, Sentiment and Management themes also added value, albeit to a lesser extent. The Profitability theme assesses whether a company is earning more than its cost of capital. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Management theme assesses the characteristics, policies and strategic decisions of company management.

The Momentum and Valuation themes detracted from the Fund’s relative results during the Reporting Period. The Momentum theme seeks to predict drifts in stock prices caused by under-reaction to company-specific information. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

How did the Fund’s sector allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making industry or sector bets. Consequently, the Fund is similar to its benchmark, the Russell 2000® Index, in terms of its sector allocation and style. We manage the Fund’s industry and sector exposure by including industry factors in our risk model and by explicitly penalizing industry and sector deviations from the benchmark index in optimization. Sector weights or changes in weights generally do not have a meaningful impact on relative performance.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the Russell 2000® Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with more favorable Momentum characteristics than the benchmark index. During the Reporting Period, stock selection overall contributed positively to the Fund’s relative performance.

Stock selection in the consumer discretionary, financials and energy sectors made the biggest positive contribution to the Fund’s results relative to the Russell 2000® Index. Only partially offsetting these positives was stock selection in the materials, industrials and telecommunication services sectors, which detracted most from the Fund’s results relative to its benchmark index.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in biomedical drug company Cubist Pharmaceuticals, forestry products company Rayonier and petroleum refiner Tesoro. We chose to overweight Cubist Pharmaceuticals because of our positive views on Profitability and Quality. The Fund was overweight Rayonier due to our positive views on Profitability and Momentum. Tesoro was an overweight position based on our positive views on Profitability and Sentiment.

          3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were overweight positions in specialty chemicals company Kraton Performance Polymers, passenger airline operator Allegiant Travel and therapeutics company Nabi Biopharmaceuticals. Our positive views on Management and Sentiment led us to overweight Kraton Performance Polymers and Allegiant Travel. The Fund was overweight Nabi Biopharmaceuticals due to our positive views on Momentum and Sentiment.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of stock futures.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. Accordingly, we continued our extensive ongoing research process but did not implement any significant model enhancements during the Reporting Period.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of December 31, 2011, the Fund was overweight the consumer staples, energy, consumer discretionary and financials sectors relative to the Russell 2000® Index. The Fund was underweight information technology, industrials, utilities and materials and was rather neutrally weighted in telecommunication services and health care compared to the benchmark index on the same date.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies with positive fundamentals, good profitability, sustainable earnings and a track record of using capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

CHANGES MADE TO THE TEAM’S MANAGEMENT

During the first quarter of 2011, we announced that Richard Vanecek, Managing Director and co-head of Quantitative Investment Strategies (QIS) Trading would become the sole head of QIS Trading. Richard has been a long-standing leader in QIS Trading, having originally joined the team in 1996 and subsequently leading the QIS Trading desk for 11 years. Jeff Bacidore, Managing Director and co-head of QIS Trading, left the firm. Terence Lim, a Managing Director based in New York who was focused on equity research, also left the firm.

In the second quarter of 2011, we announced Peter Zangari, Managing Director, would be leaving the firm at the end of July. Most recently, Peter led our QIS internal risk management efforts. Peter’s responsibilities will be assumed by Raj Garigipati, who was most recently the global team lead for the Internal Audit division.

During the third quarter of 2011, Katinka Domotorffy, CIO and head of QIS, announced her retirement from the firm at the end of 2011. We were pleased to announce that Armen Avanessians joined Goldman Sachs Asset Management (GSAM) as the head of QIS. He joined Goldman Sachs in 1985 as a foreign exchange strategist, was named partner in 1994 and became a member of the Securities Division Executive Committee in 2003. Prior to joining GSAM, Armen served as the head of Strats, a global group responsible for the application of mathematical, quantitative and algorithmic approaches to revenue activities in the Securities, Investment Management and Investment Banking divisions. In addition, we were pleased to announce that Ron Hua joined QIS as a partner to serve as the chief investment officer of our equity alpha strategies. Most recently, Ron was the chief investment officer and head of equity investments at PanAgora Asset Management.

          5

FUND BASICS

Structured Small Cap Equity Fund
as of December 31, 2011

STANDARDIZED TOTAL RETURNS[1]

For the period ended 12/31/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Institutional	0.67%	(1.62)%	4.71%	4.31%	2/13/98
Service	0.41	N/A	N/A	0.62	8/31/07

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS[2]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Institutional	0.81%	0.97%
Service	1.06	1.22

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP 10 HOLDINGS AS OF 12/31/11[3]

Holding	% of Total Net Assets	Line of Business

Rayonier, Inc.	2.2%	Real Estate Investment Trust
Tesoro Corp.	1.6	Energy
Cubist Pharmaceuticals, Inc.	1.5	Pharmaceuticals, Biotechnology & Life Sciences
Lancaster Colony Corp.	1.4	Food, Beverage & Tobacco
Molina Healthcare, Inc.	1.2	Health Care Equipment & Services
W&T Offshore, Inc.	1.2	Energy
Lattice Semiconductor Corp.	1.1	Semiconductors & Semiconductor Equipment
Oasis Petroleum, Inc.	1.1	Energy
Equity Lifestyle Properties, Inc.	1.1	Real Estate Investment Trust
International Bancshares Corp.	1.1	Banks

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[4]

As of December 31, 2011

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.9% of the Fund’s net assets at December 31, 2011. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

          7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Performance Summary
December 31, 2011

The following graph shows the value, as of December 31, 2011, of a $10,000 investment made on January 1, 2002 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured Small Cap Equity Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2002 through December 31, 2011.

Average Annual Total Return through December 31, 2011	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced February 13, 1998)	0.67%	–1.62%	4.71%	4.31%

Service (Commenced August 31, 2007)	0.41%	N/A	N/A	0.62%

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments
December 31, 2011

Shares	Description	Value

Common Stocks – 97.5%
Automobiles & Components – 0.8%
13,519	Modine Manufacturing Co.*	$127,890
13,146	Spartan Motors, Inc.	63,232
9,222	Standard Motor Products, Inc.	184,901
17,769	Stoneridge, Inc.*	149,793
17,077	Superior Industries International, Inc.	282,454
2,157	Thor Industries, Inc.	59,166

		867,436

Banks – 6.8%
3,894	1st Source Corp.	98,635
19,073	Astoria Financial Corp.	161,930
6,330	Banco Latinoamericano de Comercio Exterior SA Class E	101,596
5,694	BankUnited, Inc.	125,211
12,430	Cathay General Bancorp	185,580
1,525	City National Corp.	67,374
78,464	CVB Financial Corp.	786,994
4,548	East West Bancorp, Inc.	89,823
24,110	First Bancorp	268,826
6,132	First Bancorp, Inc.	94,249
11,406	First Financial Bancorp	189,796
12,553	First Interstate Bancsystem, Inc.	163,566
22,559	First Niagara Financial Group, Inc.	194,684
4,567	FirstMerit Corp.	69,099
5,555	FNB Corp.	62,827
38,007	Fulton Financial Corp.	372,849
3,265	Glacier Bancorp, Inc.	39,278
14,075	Great Southern Bancorp, Inc.	332,029
1,046	Iberiabank Corp.	51,568
64,629	International Bancshares Corp.	1,184,973
14,386	Investors Bancorp, Inc.*	193,923
5,116	National Penn Bancshares, Inc.	43,179
3,893	Northfield Bancorp, Inc.(a)	55,125
2,449	PacWest Bancorp	46,408
11,286	People’s United Financial, Inc.	145,025
70,828	Popular, Inc.*	98,451
24,749	PrivateBancorp, Inc.	271,744
3,325	Prosperity Bancshares, Inc.	134,164
11,699	Renasant Corp.	175,485
12,721	SVB Financial Group*	606,664
19,977	Texas Capital Bancshares, Inc.*	611,496
3,023	Umpqua Holdings Corp.	37,455
5,832	Washington Federal, Inc.	81,590
2,074	Webster Financial Corp.	42,289
39,010	Wilshire Bancorp, Inc.*	141,606
6,413	Wintrust Financial Corp.	179,885

		7,505,376

Capital Goods – 8.8%
3,591	AAR Corp.	68,839
11,526	Aerovironment, Inc.*	362,723
2,979	Aircastle Ltd.	37,893
1,857	Alamo Group, Inc.	50,009
11,114	Albany International Corp. Class A	256,956
1,168	Alliant Techsystems, Inc.	66,763
2,516	American Railcar Industries, Inc.*	60,208
6,857	American Woodmark Corp.	93,667
7,975	Applied Industrial Technologies, Inc.	280,481
9,365	Astec Industries, Inc.*	301,647
2,507	Astronics Corp.*	89,776
6,135	BE Aerospace, Inc.*	237,486
4,167	Beacon Roofing Supply, Inc.*	84,298
19,247	Briggs & Stratton Corp.	298,136
10,034	Ceradyne, Inc.*	268,711
2,791	Colfax Corp.*(a)	79,488
5,987	Cubic Corp.	260,973
6,392	Curtiss-Wright Corp.	225,829
13,348	DigitalGlobe, Inc.*	228,384
9,498	Ducommun, Inc.	121,100
8,338	Encore Wire Corp.	215,954
1,956	EnPro Industries, Inc.*	64,509
6,642	Fortune Brands Home & Security, Inc.*	113,113
2,829	Franklin Electric Co., Inc.	123,231
3,446	Generac Holdings, Inc.*	96,591
5,472	General Cable Corp.*	136,855
2,558	H&E Equipment Services, Inc.*	34,328
5,032	Interline Brands, Inc.*	78,348
14,762	Kadant, Inc.*	333,769
2,566	Kaman Corp.	70,103
3,622	LMI Aerospace, Inc.*	63,566
43,981	LSI Industries, Inc.	263,886
8,267	Lydall, Inc.*	78,454
17,917	Miller Industries, Inc.	281,834
19,496	Mueller Industries, Inc.	749,036
8,408	NACCO Industries, Inc. Class A	750,162
9,940	Orbital Sciences Corp.*	144,428
1,010	Sauer-Danfoss, Inc.*	36,572
1,777	Simpson Manufacturing Co., Inc.	59,814
19,312	Tecumseh Products Co. Class A*	90,766
4,987	Tennant Co.	193,845
9,932	The Toro Co.	602,475
12,563	Universal Forest Products, Inc.	387,820
11,061	Vicor Corp.	88,046
15,669	Watsco, Inc.	1,028,827
5,741	Woodward, Inc.	234,979

		9,794,678

Commercial & Professional Services – 3.0%
19,317	CDI Corp.	266,768
3,662	Copart, Inc.*	175,373
8,302	Heidrick & Struggles International, Inc.	178,825
23,393	HNI Corp.	610,557
11,199	Insperity, Inc.	283,895
48,423	Kelly Services, Inc. Class A	662,427
30,916	Kforce, Inc.*	381,194
25,263	Kimball International, Inc. Class B	128,083
3,146	Manpower, Inc.	112,470
10,824	Steelcase, Inc. Class A	80,747
12,564	United Stationers, Inc.	409,084

		3,289,423

Consumer Durables & Apparel – 3.4%
11,311	Blyth, Inc.	642,465
7,840	Columbia Sportswear Co.	364,952

The accompanying notes are an integral part of these financial statements.          9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
December 31, 2011

Shares	Description	Value

Common Stocks – (continued)
Consumer Durables & Apparel – (continued)

2,729	CSS Industries, Inc.	$54,362
2,567	Ethan Allen Interiors, Inc.	60,864
2,126	Fossil, Inc.*	168,719
13,807	iRobot Corp.*	412,139
26,070	Kenneth Cole Productions, Inc. Class A*	276,081
6,040	Movado Group, Inc.	109,747
13,542	Oxford Industries, Inc.	611,015
19,424	Perry Ellis International, Inc.*	276,209
4,448	Polaris Industries, Inc.	248,999
10,423	Tempur-Pedic International, Inc.*	547,520

		3,773,072

Consumer Services – 3.0%
9,497	Ascent Capital Group, Inc. Class A*	481,688
2,512	Biglari Holdings, Inc.*	925,019
15,928	Boyd Gaming Corp.*	118,823
6,031	Domino’s Pizza, Inc.*	204,752
15,900	Multimedia Games Holding Co., Inc.*	126,246
48,755	O’Charleys, Inc.*	267,665
22,693	Papa John’s International, Inc.*	855,072
1,389	Peet’s Coffee & Tea, Inc.*	87,063
3,023	Red Robin Gourmet Burgers, Inc.*	83,737
2,435	Regis Corp.	40,299
9,981	Texas Roadhouse, Inc.	148,717

		3,339,081

Diversified Financials – 3.5%
83,156	Advance America, Cash Advance
	Centers, Inc.	744,246
27,432	BlackRock Kelso Capital Corp.	223,845
8,652	Cash America International, Inc.	403,443
1,799	Cohen & Steers, Inc.(a)	51,991
12,582	Compass Diversified Holdings	155,891
677	Diamond Hill Investment Group, Inc.	50,085
4,612	Financial Engines, Inc.*	102,986
7,909	GAMCO Investors, Inc. Class A	343,962
17,521	Gladstone Capital Corp.	133,685
3,595	Golub Capital BDC, Inc.(a)	55,723
29,610	Hercules Technology Growth Capital, Inc.	279,518
5,467	Intl. FCStone, Inc.*	128,857
37,002	NGP Capital Resources Co.	266,044
50,984	Primus Guaranty Ltd.*(a)	249,822
5,589	Safeguard Scientifics, Inc.*	88,250
4,200	SEI Investments Co.	72,870
38,290	TICC Capital Corp.	331,209
2,865	World Acceptance Corp.*	210,578

		3,893,005

Energy – 7.2%
40,440	Alon USA Energy, Inc.	352,232
11,312	Complete Production Services, Inc.*	379,631
6,571	Contango Oil & Gas Co.*	382,301
3,969	Crosstex Energy, Inc.	50,168
21,903	CVR Energy, Inc.*	410,243
23,643	Delek US Holdings, Inc.	269,767
4,125	Dril-Quip, Inc.*	271,508
15,850	Exterran Holdings, Inc.*	144,235
11,023	Helix Energy Solutions Group, Inc.*	174,163
2,851	HollyFrontier Corp.	66,713
1,553	Northern Oil and Gas, Inc.*	37,241
41,911	Oasis Petroleum, Inc.*	1,219,191
11,401	Petroquest Energy, Inc.*(a)	75,247
1,312	Rosetta Resources, Inc.*	57,072
2,076	Stone Energy Corp.*	54,765
2,922	Targa Resources Corp.	118,896
75,852	Tesoro Corp.*(b)	1,771,903
35,286	USEC, Inc.*(a)	40,226
61,359	W&T Offshore, Inc.	1,301,424
64,741	Western Refining, Inc.*	860,408

		8,037,334

Food & Staples Retailing – 0.6%
9,018	SUPERVALU, Inc.(a)	73,226
8,305	Susser Holdings Corp.*	187,859
44,857	Winn-Dixie Stores, Inc.*	420,759

		681,844

Food, Beverage & Tobacco – 3.5%
42,484	Alliance One International, Inc.*	115,556
37,850	Dole Food Co., Inc.*(a)	327,403
5,928	J&J Snack Foods Corp.	315,844
22,772	Lancaster Colony Corp.	1,579,011
32,278	National Beverage Corp.*	518,707
10,067	Pilgrim’s Pride Corp.*	57,986
7,106	The Boston Beer Co., Inc. Class A*(a)	771,427
3,292	Universal Corp.	151,300

		3,837,234

Health Care Equipment & Services – 6.6%
27,652	Align Technology, Inc.*	656,044
10,455	AMN Healthcare Services, Inc.*	46,316
21,232	Assisted Living Concepts, Inc. Class A	316,144
4,420	Centene Corp.*	174,988
1,740	Coventry Health Care, Inc.*	52,844
22,528	Health Net, Inc.*	685,302
4,227	Healthspring, Inc.*	230,541
6,245	Hill-Rom Holdings, Inc.	210,394
18,579	Invacare Corp.	284,073
27,543	Kindred Healthcare, Inc.*	324,181
7,501	Magellan Health Services, Inc.*	371,074
16,186	Masimo Corp.*	302,435
6,600	MedAssets, Inc.*	61,050
23,880	Medical Action Industries, Inc.*	124,892
2,220	Medidata Solutions, Inc.*	48,285
58,703	Molina Healthcare, Inc.*	1,310,838
33,485	PharMerica Corp.*	508,302
5,065	Sirona Dental Systems, Inc.*	223,063
28,604	Skilled Healthcare Group, Inc. Class A*	156,178
32,822	Universal American Corp.	417,168
12,622	Vascular Solutions, Inc.*	140,483
12,847	WellCare Health Plans, Inc.*	674,467

		7,319,062

10          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Household & Personal Products – 1.1%
58,085	Central Garden and Pet Co. Class A*	$483,267
2,440	Elizabeth Arden, Inc.*	90,378
16,223	Medifast, Inc.*(a)	222,579
30,374	Prestige Brands Holdings, Inc.*	342,315
4,199	USANA Health Sciences, Inc.*	127,524

		1,266,063

Insurance – 2.5%
4,022	Allied World Assurance Co. Holdings AG	253,104
17,877	American Equity Investment Life
	Holding Co.	185,921
7,687	American Financial Group, Inc.	283,573
32,090	Aspen Insurance Holdings Ltd.	850,385
22,738	CNO Financial Group, Inc.*	143,477
25,354	Flagstone Reinsurance Holdings SA	210,185
4,129	Global Indemnity PLC*	81,878
33,139	Maiden Holdings Ltd.	290,298
2,930	Mercury General Corp.	133,667
4,705	OneBeacon Insurance Group Ltd. Class A	72,410
11,579	Symetra Financial Corp.	105,022
1,699	Tower Group, Inc.	34,269
2,496	W.R. Berkley Corp.	85,837
175	White Mountains Insurance Group Ltd.	79,355

		2,809,381

Materials – 4.0%
15,836	A. Schulman, Inc.	335,406
11,376	American Vanguard Corp.	151,756
10,054	Clearwater Paper Corp.*	358,023
34,028	Golden Star Resources Ltd.*	56,146
3,537	Innophos Holdings, Inc.	171,757
4,401	Kaiser Aluminum Corp.	201,918
29,287	KapStone Paper and Packaging Corp.*	460,977
1,526	Koppers Holdings, Inc.	52,433
30,380	Kraton Performance Polymers, Inc.*	616,714
15,635	Materion Corp.*	379,618
15,164	Noranda Aluminum Holding Corp.	125,103
22,098	PolyOne Corp.	255,232
48,974	Senomyx, Inc.*	170,430
20,667	Spartech Corp.*	97,755
7,970	Stepan Co.	638,875
8,373	TPC Group, Inc.*	195,342
6,519	Tredegar Corp.	144,852

		4,412,337

Media – 0.5%
3,844	Digital Generation, Inc.*	45,820
7,679	Harte-Hanks, Inc.	69,802
59,889	Journal Communications, Inc. Class A*	263,512
12,775	Pandora Media, Inc.*(a)	127,878

		507,012

Pharmaceuticals, Biotechnology & Life Sciences – 5.6%
76,681	Affymetrix, Inc.*	313,625
25,361	Albany Molecular Research, Inc.*	74,308
7,061	AVEO Pharmaceuticals, Inc.*	121,449
1,224	Cepheid, Inc.*	42,118
42,428	Cubist Pharmaceuticals, Inc.*	1,680,997
22,458	Emergent Biosolutions, Inc.*	378,193
18,219	eResearchTechnology, Inc.*	85,447
10,774	Genomic Health, Inc.*	273,552
20,011	Jazz Pharmaceuticals, Inc.*	773,025
25,592	Maxygen, Inc.*	144,083
92,957	Nabi Biopharmaceuticals*	174,759
3,351	Optimer Pharmaceuticals, Inc.*	41,016
46,746	PDL BioPharma, Inc.	289,825
55,984	Progenics Pharmaceuticals, Inc.*	478,104
48,417	Sciclone Pharmaceuticals, Inc.*	207,709
4,650	The Medicines Co.*	86,676
39,584	Viropharma, Inc.*	1,084,206

		6,249,092

Real Estate Investment Trust – 9.2%
10,812	Agree Realty Corp.	263,597
15,823	American Campus Communities, Inc.	663,933
7,460	Ashford Hospitality Trust, Inc.	59,680
9,266	CubeSmart	98,590
21,487	DuPont Fabros Technology, Inc.	520,415
18,276	Equity Lifestyle Properties, Inc.	1,218,826
4,700	Equity One, Inc.	79,806
12,279	Extra Space Storage, Inc.	297,520
5,505	Federal Realty Investment Trust	499,579
9,412	First Industrial Realty Trust, Inc.*	96,285
41,845	Franklin Street Properties Corp.	416,358
16,513	Getty Realty Corp.	230,356
29,006	Healthcare Realty Trust, Inc.	539,222
11,817	LTC Properties, Inc.	364,673
8,659	MFA Financial, Inc.	58,188
1,050	Mid-America Apartment Communities, Inc.	65,678
123,176	MPG Office Trust, Inc.*(a)	245,120
6,345	National Health Investors, Inc.	279,053
1,981	National Retail Properties, Inc.	52,259
2,116	Pebblebrook Hotel Trust	40,585
9,721	Potlatch Corp.	302,420
11,863	PS Business Parks, Inc.	657,566
53,454	Rayonier, Inc.	2,385,652
13,105	Realty Income Corp.	458,151
5,584	Regency Centers Corp.	210,070
3,365	Urstadt Biddle Properties, Inc. Class A	60,839

		10,164,421

Retailing – 5.5%
30,832	Asbury Automotive Group, Inc.*	664,738
9,144	Barnes & Noble, Inc.*(a)	132,405
2,052	Big Lots, Inc.*	77,484
7,988	Core-Mark Holding Co., Inc.	316,325
36,640	Fred’s, Inc. Class A	534,211
21,538	Group 1 Automotive, Inc.	1,115,668
2,604	hhgregg, Inc.*(a)	37,628

The accompanying notes are an integral part of these financial statements.          11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
December 31, 2011

Shares	Description	Value

Common Stocks – (continued)
Retailing – (continued)

22,476	HOT Topic, Inc.	$148,566
22,446	Lithia Motors, Inc. Class A	490,670
5,959	Lumber Liquidators Holdings, Inc.*	105,236
3,847	Select Comfort Corp.*	83,441
12,242	Shoe Carnival, Inc.*	314,619
14,498	Sonic Automotive, Inc. Class A	214,715
62,365	Stage Stores, Inc.	866,250
5,578	Ulta Salon Cosmetics & Fragrance, Inc.*	362,124
11,640	VOXX International Corp.*	98,358
24,345	Zale Corp.*	92,755
15,818	Zumiez, Inc.*	439,108

		6,094,301

Semiconductors & Semiconductor Equipment – 2.0%
7,015	DSP Group, Inc.*	36,548
208,601	Lattice Semiconductor Corp.*	1,239,090
19,017	LTX-Credence Corp.*	101,741
28,994	Micrel, Inc.	293,129
31,248	Photronics, Inc.*	189,988
53,382	PLX Technology, Inc.*	153,206
9,655	RF Micro Devices, Inc.*	52,137
6,113	Standard Microsystems Corp.*	157,532

		2,223,371

Software & Services – 9.2%
40,564	Accelrys, Inc.*	272,590
12,861	Acxiom Corp.*	157,033
6,292	Advent Software, Inc.*(b)	153,273
23,168	Blackbaud, Inc.	641,754
17,947	Bottomline Technologies, Inc.*	415,832
91,755	Ciber, Inc.*	354,174
12,158	CommVault Systems, Inc.*	519,390
8,255	Convergys Corp.*	105,416
11,209	CSG Systems International, Inc.*	164,884
8,363	Fortinet, Inc.*	182,397
12,793	Kenexa Corp.*	341,573
121,557	Lionbridge Technologies, Inc.*	278,366
11,804	LivePerson, Inc.*	148,140
17,649	LogMeIn, Inc.*	680,369
83,711	Magma Design Automation, Inc.*	601,045
20,179	Manhattan Associates, Inc.*	816,846
55,638	Marchex, Inc. Class B	347,738
23,702	Mentor Graphics Corp.*	321,399
10,493	MicroStrategy, Inc. Class A*	1,136,602
5,863	Opnet Technologies, Inc.	214,996
2,352	Pegasystems, Inc.(a)	69,149
15,125	PROS Holdings, Inc.*	225,060
7,511	QAD, Inc. Class A*	78,865
3,589	QLIK Technologies, Inc.*	86,854
18,863	Quest Software, Inc.*	350,852
24,977	RealNetworks, Inc.	187,327
15,437	Saba Software, Inc.*	121,798
8,794	TeleTech Holdings, Inc.*	142,463
13,969	Ultimate Software Group, Inc.*	909,661
4,548	VeriFone Systems, Inc.*	161,545
2,117	Websense, Inc.*	39,651

		10,227,042

Technology Hardware & Equipment – 4.5%
16,911	Agilysys, Inc.*	134,442
5,573	Aruba Networks, Inc.*	103,212
4,781	Blue Coat Systems, Inc.*	121,676
41,074	Brightpoint, Inc.*	441,956
8,219	EchoStar Corp. Class A*	172,106
22,783	Electronics for Imaging, Inc.*	324,658
12,261	Emulex Corp.*	84,110
56,040	Extreme Networks*	163,637
38,302	Imation Corp.*	219,471
12,472	Ingram Micro, Inc. Class A*	226,866
19,606	Insight Enterprises, Inc.*	299,776
32,835	Methode Electronics, Inc.	272,202
4,602	National Instruments Corp.	119,422
1,408	Plantronics, Inc.	50,181
165,434	Quantum Corp.*	397,042
21,771	Radisys Corp.*	110,161
14,715	Riverbed Technology, Inc.*	345,803
36,456	ShoreTel, Inc.*	232,589
8,267	Silicon Graphics International Corp.*	94,740
13,508	Super Micro Computer, Inc.*	211,805
30,589	Symmetricom, Inc.*	164,875
1,131	Synaptics, Inc.*	34,100
32,503	Tellabs, Inc.	131,312
54,500	Vishay Intertechnology, Inc.*	489,955
5,848	Xyratex Ltd.	77,895

		5,023,992

Telecommunication Services – 0.9%
25,148	Cbeyond, Inc.*	201,435
11,562	IDT Corp. Class B	108,452
48,482	USA Mobility, Inc.	672,445

		982,332

Transportation – 2.5%
2,688	Allegiant Travel Co.*	143,378
5,362	Atlas Air Worldwide Holdings, Inc.*	206,062
4,303	Avis Budget Group, Inc.*	46,128
13,276	Celadon Group, Inc.	156,790
12,124	Heartland Express, Inc.	173,252
1,404	Landstar System, Inc.	67,280
93,345	Pacer International, Inc.*	499,396
10,771	RailAmerica, Inc.*	160,380
7,676	Saia, Inc.*	95,796
22,962	SkyWest, Inc.	289,092
7,243	Universal Truckload Services, Inc.	131,460
33,925	Werner Enterprises, Inc.	817,592

		2,786,606

Utilities – 2.8%
5,816	Atmos Energy Corp.	193,964
5,717	El Paso Electric Co.	198,037

12          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Utilities – (continued)

14,319	Genie Energy Ltd. Class B	$113,550
3,562	Great Plains Energy, Inc.	77,580
1,416	Integrys Energy Group, Inc.	76,719
2,201	New Jersey Resources Corp.	108,289
6,521	NorthWestern Corp.	233,386
36,518	PNM Resources, Inc.	665,723
25,020	Portland General Electric Co.	632,756
15,970	Southwest Gas Corp.	678,565
5,722	The Empire District Electric Co.	120,677

		3,099,246

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $88,651,137)		$108,182,741

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(c)(d) – 1.9%
Goldman Sachs Financial Square Money Market Fund — FST Shares
2,056,300	0.199%	$2,056,300
(Cost $2,056,300)

TOTAL INVESTMENTS – 99.4%
(Cost $90,707,437)		$110,239,041

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%		689,475

NET ASSETS – 100.0%		$110,928,516

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Represents an affiliated issuer.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Russell 2000 Mini Index	31	March 2012	$2,290,280	$28,102

The accompanying notes are an integral part of these financial statements.          13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement of Assets and Liabilities
December 31, 2011

Assets:

Investments in unaffiliated issuers, at value (cost $88,651,137)(a)	$108,182,741
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	2,056,300
Cash	2,918,441
Receivables:
Investments sold	396,635
Dividends	89,933
Fund shares sold	59,860
Reimbursement from investment adviser	39,919
Securities lending income	7,621
Foreign tax reclaims	302

Total assets	113,751,752

Liabilities:

Payables:
Payable upon return of securities loaned	2,056,300
Investments purchased	312,666
Fund shares redeemed	289,737
Amounts owed to affiliates	72,642
Futures variation margin	8,680
Accrued expenses	83,211

Total liabilities	2,823,236

Net Assets:

Paid-in capital	119,300,224
Undistributed net investment income	443,217
Accumulated net realized loss	(28,374,631)
Net unrealized gain	19,559,706

NET ASSETS	$110,928,516

Net Assets:
Institutional	$87,955,847
Service	22,972,669

Total Net Assets	$110,928,516

Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	7,716,426
Service	2,023,770

Net asset value, offering and redemption price per share:
Institutional	$11.40
Service	11.35

(a)	Includes loaned securities having a market value of $1,995,932.

14          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement of Operations
For the Fiscal Year Ended December 31, 2011

Investment income:

Dividends (net of foreign taxes withheld of $226)	$1,654,113
Securities lending income — affiliated issuer	38,699

Total investment income	1,692,812

Expenses:

Management fees	922,033
Printing and mailing costs	95,841
Professional fees	86,708
Distribution and Service fees — Service Class	61,957
Custody and accounting fees	54,335
Transfer Agent fees(a)	24,585
Trustee fees	16,029
Registration fees	1,242
Other	9,762

Total expenses	1,272,492

Less — expense reductions	(190,997)

Net expenses	1,081,495

NET INVESTMENT INCOME	611,317

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments	13,814,709
Futures contracts	(268,013)
Net change in unrealized loss on:
Investments	(13,393,109)
Futures contracts	(6,606)

Net realized and unrealized gain	146,981

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$758,298

(a)	Institutional and Service Shares had Transfer Agent fees of $19,629 and $4,956, respectively.

The accompanying notes are an integral part of these financial statements.          15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statements of Changes in Net Assets

	For the	For the
	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2011	December 31, 2010

From operations:

Net investment income	$611,317	$937,448
Net realized gain	13,546,696	11,300,293
Net change in unrealized gain (loss)	(13,399,715)	20,038,541

Net increase in net assets resulting from operations	758,298	32,276,282

Distributions to shareholders:

From net investment income
Institutional Shares	(744,918)	(529,767)
Service Shares	(133,842)	(77,675)

Total distributions to shareholders	(878,760)	(607,442)

From share transactions:

Proceeds from sales of shares	14,135,180	16,035,389
Reinvestment of distributions	878,760	607,442
Cost of shares redeemed	(38,039,237)	(32,863,054)

Net decrease in net assets resulting from share transactions	(23,025,297)	(16,220,223)

TOTAL INCREASE (DECREASE)	(23,145,759)	15,448,617

Net assets:

Beginning of year	134,074,275	118,625,658

End of year	$110,928,516	$134,074,275

Undistributed net investment income	$443,217	$736,756

16          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations				Distributions to shareholders
				Net									Ratio of	Ratio of
	Net asset			realized			From		Net asset		Net assets,	Ratio of	total	net investment
	value,	Net		and	Total from	From net	net		value,		end of	net expenses	expenses	income		Portfolio
	beginning	investment		unrealized	investment	investment	realized	Total	end of	Total	year	to average	to average	to average		turnover
Year - Share Class	of year	income		gain (loss)	operations	income	gains	distributions	year	return(a)	(in 000s)	net assets	net assets	net assets		rate

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011 - Institutional	$11.42	$0.06	(b)(c)	$0.02 (d)	$0.08	$(0.10)	$—	$(0.10)	$11.40	0.67%	$87,956	0.83%	0.99%	0.55	%(c)	33%
2011 - Service	11.37	0.03	(b)(c)	0.02 (d)	0.05	(0.07)	—	(0.07)	11.35	0.41	22,973	1.08	1.24	0.30	(c)	33

2010 - Institutional	8.82	0.08	(b)(e)	2.58	2.66	(0.06)	—	(0.06)	11.42	30.12	106,646	0.85	0.97	0.82	(e)	63
2010 - Service	8.78	0.06	(b)(e)	2.56	2.62	(0.03)	—	(0.03)	11.37	29.86	27,428	1.10	1.22	0.58	(e)	63

2009 - Institutional	6.98	0.08	(b)(f)	1.85	1.93	(0.09)	—	(0.09)	8.82	27.67	95,334	0.86	1.02	1.03	(f)	212
2009 - Service	6.96	0.07	(b)(f)	1.83	1.90	(0.08)	—	(0.08)	8.78	27.26	23,291	1.11	1.27	0.83	(f)	212

2008 - Institutional	10.71	0.09	(g)	(3.74)	(3.65)	(0.06)	(0.02)	(0.08)	6.98	(33.95)	86,253	0.86	1.06	0.85	(g)	189
2008 - Service	10.71	0.06	(g)	(3.73)	(3.67)	(0.06)	(0.02)	(0.08)	6.96	(34.16)	6,464	1.11	1.31	1.92	(g)	189

2007 - Institutional	14.44	0.07	(b)(h)	(2.42)	(2.35)	(0.05)	(1.33)	(1.38)	10.71	(16.48)	152,896	0.90 (i)	0.95 (i)	0.49	(h)(i)	163
2007 - Service (Commenced August 31, 2007)	12.81	0.02	(b)	(0.74)	(0.72)	(0.05)	(1.33)	(1.38)	10.71	(5.86)	10	0.96 (j)	1.21 (j)	0.56	(j)	163

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.21% of average net assets.
(d)	Reflects an increase of $0.02 due to payments received for class action settlements received this year.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.04 per share and 0.43% of average net assets.
(f)	Reflects income recognized from non-recurring special dividends which amounted to $0.03 per share and 0.43% of average net assets.
(g)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.14% of average net assets.
(h)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.14% of average net assets.
(i)	Includes non-recurring expense for a special shareholder meeting, which amounted to approximately 0.03% of average net assets.
(j)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements
December 31, 2011

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Structured Small Cap Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under valuation procedures approved by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; and trading halts or suspensions.

B. Investment Income and Investments — Investment income is comprised of interest income and dividend income, and is recorded net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date with realized gains and losses on sales calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Any foreign capital gains tax is accrued daily on net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost of the REIT.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2011

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund’s strategies and potentially result in a loss. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

3. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Fund’s investments and derivatives categorized in the fair value hierarchy as of December 31, 2011:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$108,182,741	$—	$—
Securities Lending Reinvestment Vehicle	2,056,300	—	—

Total	$110,239,041	$—	$—

Derivatives Type

Assets
Futures Contracts(a)	$28,102	$—	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

4. INVESTMENTS IN DERIVATIVES

The Fund may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and/or the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2011

4. INVESTMENTS IN DERIVATIVES (continued)

During the fiscal year ended December 31, 2011, the Fund entered into futures contracts. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The following table sets forth, by certain risk types, the gross value of these derivative contracts for trading activities as of December 31, 2011. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

	Statement of
	Assets and Liabilities
Risk	Location	Assets(a)

Equity	Payable for futures variation margin	$28,102

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2011. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statement of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(268,013)	$(6,606)	35

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2011.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2011, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate					Effective Net
First	Next	Next	Over	Effective	Management
$2 billion	$3 billion	$3 billion	$8 billion	Rate	Rate

0.75%	0.68%	0.65%	0.64%	0.75%	0.72%*

*	Effective June 30, 2011, GSAM agreed to waive a portion of its management fee in order to achieve an effective net management rate of 0.70% through at least April 29, 2012. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees. Prior to June 30, 2011, GSAM had agreed to waive a portion of its management fee in order to achieve an effective net management rate of 0.73%. For the fiscal year ended December 31, 2011, GSAM waived approximately $41,800 of the Fund’s management fee.

B. Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional and Service Shares.

D. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.094% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These Other Expense reimbursements will remain in place through at least April 29, 2012, and prior to such date GSAM may not terminate the arrangement without the approval of the trustees. For the fiscal year ended December 31, 2011, GSAM reimbursed approximately $148,400 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian, which may result in a reduction of the Fund’s expenses. For the fiscal year ended December 31, 2011, custody fee credits were approximately $800.
As of December 31, 2011, the amounts owed to affiliates were approximately $65,900, $4,800 and $1,900 for management, distribution and service, and transfer agent fees, respectively.

E. Line of Credit Facility — As of December 31, 2011, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2011, the Fund did not have any borrowings under the facility.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2011

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F. Other Transactions with Affiliates — For the fiscal year ended December 31, 2011, Goldman Sachs earned approximately $500 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2011, were $40,218,647 and $62,293,097, respectively.

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), a series of the Goldman Sachs Trust, a Delaware statutory trust. The Money Market Fund, deemed an affiliate of the Trust, is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.
Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the fiscal year ended December 31, 2011, is reported under Investment Income on the Statement of Operations. A portion of this amount, $10,125, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the fiscal year ended December 31, 2011, GSAL earned $4,280 in fees as securities lending agent.
The following table provides information about the Fund’s investment in the Money Market Fund for the fiscal year ended December 31, 2011 (in thousands):

Number of			Number of
Shares Held			Shares Held	Value at End
Beginning of Year	Shares Bought	Shares Sold	End of Year	of Year

3,893	33,793	(35,630)	2,056	$2,056

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

8. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2011 was as follows:

	2010	2011

Distributions paid from ordinary income	$607,442	$878,760

As of December 31, 2011, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$440,351

Capital loss carryovers:(1)(2)
Expiring 2016	$(10,064,202)
Expiring 2017	(17,973,195)

Total capital loss carryovers	$(28,037,397)

Timing differences (late year ordinary loss deferral and certain REIT dividends)	(56,852)
Unrealized gains — net	19,282,190

Total accumulated losses — net	$(8,371,708)

(1)	Under new tax rules, capital losses recognized in tax years beginning after December 22, 2010, that do not offset recognized capital gains, may be carried over to future years perpetually, and retain their character as either short-term or long-term that can offset recognized capital gains in such future years. Previously, all capital loss carryovers were treated as short-term and such carryovers generally expired eight years after the initial loss arose. Perpetual capital loss carryovers are required to be utilized prior to expiring capital loss carryovers.
(2)	Expiration occurs on December 31 of the year indicated. The Fund utilized $13,468,006 of capital losses in the current fiscal year.

As of December 31, 2011, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$90,956,851

Gross unrealized gain	26,102,893
Gross unrealized loss	(6,820,703)

Net unrealized security gain	$19,282,190

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2011

8. TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences related to the tax treatment of passive foreign investment companies and partnership investments.
In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $26,096 from undistributed net investment income to accumulated net realized gain (loss). These reclassifications have no impact on the net asset value of the Fund and result primarily from the difference in the tax treatment of passive foreign investment company investments and underlying fund investments.
GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Fund’s Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Liquidity Risk — The Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12. OTHER MATTERS

New Accounting Pronouncement — In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund’s financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2011

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2011		December 31, 2010
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	1,149,991	$13,642,505	1,530,530	$14,982,716
Reinvestment of distributions	65,458	744,918	46,067	529,767
Shares redeemed	(2,834,786)	(32,782,326)	(3,053,874)	(29,401,499)

	(1,619,337)	(18,394,903)	(1,477,277)	(13,889,016)

Service Shares
Shares sold	45,603	492,675	103,448	1,052,673
Reinvestment of distributions	11,803	133,842	6,784	77,675
Shares redeemed	(445,139)	(5,256,911)	(350,880)	(3,461,555)

	(387,733)	(4,630,394)	(240,648)	(2,331,207)

NET DECREASE	(2,007,070)	$(23,025,297)	(1,717,925)	$(16,220,223)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured Small Cap Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Structured Small Cap Equity Fund (the “Fund”) at December 31, 2011, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, transfer agent, brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 14, 2012

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Fund Expenses — Six Month Period Ended December 31, 2011 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 through December 31, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses
			Paid for the
	Beginning	Ending	6 Months
	Account Value	Account Value	Ended
Share Class	7/01/11	12/31/11	12/31/11*
Institutional
Actual	$1,000	$926.40	$3.93
Hypothetical 5% return	1,000	1,021.12 +	4.13

Service
Actual	1,000	925.20	5.14
Hypothetical 5% return	1,000	1,019.86 +	5.40

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.81% and 1.06% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
Ashok N. Bakhru Age: 69	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	104	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 51	Trustee	Since 2010	Mr. Burke is retired (since 2010). He is a Director, Avista Corp. (2011-Present); and was formerly Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	104	Avista Corp. (an energy company)

John P. Coblentz, Jr. Age: 70	Trustee	Since 2003	Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Diana M. Daniels Age: 62	Trustee	Since 2007	Ms. Daniels is retired (since 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees of Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Joseph P. LoRusso Age: 54	Trustee	Since 2010	Mr. LoRusso is retired (since 2008). Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Jessica Palmer Age: 62	Trustee	Since 2007	Ms. Palmer is retired (since 2006). She is a Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Richard P. Strubel Age: 72	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	104	The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
James A. McNamara* Age: 49	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	104	None

Alan A. Shuch* Age: 62	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of December 31, 2011.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Trust. As of December 31, 2011, the Trust consisted of 12 portfolios (11 of which currently offer shares to the public). Goldman Sachs Trust consisted of 90 portfolios (83 of which currently offer shares to the public) and the Goldman Sachs Municipal Opportunity Fund and did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 49	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 43	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 40	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2011.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the fiscal year ended December 31, 2011, 100% of the dividends paid from net investment company taxable income by the Structured Small Cap Equity Fund qualify for the dividends received deduction available to corporations.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York New York 10282

Visit our website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2011 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown are as of December 31, 2011 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Structured Small Cap Equity Fund.

© 2012 Goldman Sachs. All rights reserved.

VITSTRSCAR12/67947.MF.MED.TMPL/2/2012

Goldman
Sachs Variable Insurance Trust

Goldman Sachs
Strategic Growth Fund

Annual Report
December 31, 2011

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Strategic Growth Fund invests primarily in large-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

          1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2011 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of -2.62% and -2.86%, respectively. These returns compare to the 2.64% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

U.S. equity markets ended 2011 almost flat, despite dramatic ups and downs caused by shifting sentiment toward the domestic and global economies and the European sovereign debt crisis. Representing the U.S. equity market, the S&P® 500 Index returned 2.11% for 2011 with the help of dividends, as price returns themselves were virtually 0%, the smallest percentage change since 1947. Reflecting optimism that the U.S. economy was improving, the S&P 500 Index started the year with the best first quarter in more than a decade and ended with a fourth quarter gain of 11.82%, its best quarterly gain since the third quarter of 2009. However, the modest decline in the second quarter and the sharp drop in the third quarter mostly offset these gains.

Early in the Reporting Period, energy stocks made strong gains, as the benchmark Brent crude oil price reached almost $120 per barrel by March on supply disruption fears stemming from escalating unrest across North Africa and the Middle East. The U.S. equity market also benefited from investors shifting assets toward developed markets amidst concerns of high inflation and geopolitical unrest in many emerging market countries.

Despite some mixed economic indicators in March and April, U.S. equity performance continued to reflect optimism, as the S&P 500 Index reached a level nearly double its March 2009 lows, and stock market volatility, as measured by the VIX (the Chicago Board Options Exchange Market Volatility Index), hit its lowest level since June 2007. While corporate earnings reports were generally strong, a number of companies cautioned that the global economic outlook was still unclear. Furthermore, in a historic move, independent ratings agency Standard & Poor’s downgraded its outlook for U.S. sovereign debt in April from “stable” to “negative,” citing concerns regarding the lack of a credible deficit reduction plan. Brent crude oil prices peaked at $126 per barrel in April and then began to recede on concerns that demand might be slowing, prompting declines in the energy sector.

Increasing concern over the economy and sovereign debt dominated U.S. equity performance amidst a volatile third quarter during which much of the gains from earlier in the Reporting Period was lost. In August, following weeks of political brinksmanship in the U.S. over raising the debt ceiling to avoid default, Standard & Poor’s downgraded U.S. sovereign debt one notch from AAA to AA+ for the first time in history, sending a shock through the investment markets and particularly affecting stocks in the financials sector. Toward the end of September, markets were further shaken by the Federal Reserve Board’s (the Fed’s) announcement of a plan for additional monetary easing whereby it would attempt to “twist” the U.S. Treasury yield curve on the grounds of general weakness in the labor market and lackluster consumer spending growth. Through the program dubbed Operation Twist, the Fed intended to extend the maturity structure of its holdings through the sale of short-term securities and the purchase of long-term securities in an effort to support the economic recovery. In addition, the prospect of contagion from a Greek default and the lack of agreement on a solution amongst European leaders weighed on global equity markets during the third quarter.

U.S. equities rallied back forcefully in October on the hope of a plan for Europe’s sovereign debt crisis and on better prospects for the U.S. and global economies. It was reported that the U.S. economy had grown at a 2.5% annual rate in the third quarter, supported by better consumer spending and business investment spending. Many companies reported good earnings results. The rally continued through the fourth quarter, during which all sectors made gains. The U.S. equity market was led during the fourth quarter by energy stocks, which rallied on rising oil prices, as tensions with Iran sparked fresh supply fears. Indeed, more economically-sensitive, cyclical sectors generally outperformed traditionally defensive sectors during the fourth quarter.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

For the Reporting Period overall, sector performance was widely dispersed. Financials stocks bore the brunt of the fallout from debt woes in the U.S. and Europe, including increased regulation. The economically-sensitive materials and industrials sectors also generated negative returns for the Reporting Period. Traditionally defensive sectors, such as utilities, consumer staples and health care, were the best performing sectors in the S&P 500 Index during the Reporting Period.

While the large-cap segment of the U.S. equity market advanced during the Reporting Period, mid-cap stocks and small-cap stocks, as measured by the Russell Midcap® Index and the Russell 2000® Index, respectively, posted negative returns for the Reporting Period. Large-cap stocks were most successful relative to small-cap stocks in the information technology sector. From a style perspective, growth-oriented stocks outpaced value-oriented stocks in the large-cap and small-cap segments of the U.S. equity market, but value-oriented stocks edged out growth-oriented stocks in the mid-cap segment of the U.S. equity market. In the large-cap segment of the U.S. equity market, growth stocks outperformed value stocks due to a smaller weight in the poorly performing financials sector. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

Stock selection overall detracted most from the Fund’s performance relative to the Russell Index during the Reporting Period.

Which equity market sectors most significantly affected Fund performance?

Detracting from the Fund’s relative results most during the Reporting Period was stock selection in the financials, energy and consumer staples sectors, where company-specific issues weighed on certain holdings. Only partially offsetting such detractors were an underweighted position in the lagging materials sector and effective stock selection in the information technology and telecommunication services sectors, which contributed positively to the Fund’s performance relative to the Russell Index during the Reporting Period.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were positions in office supply retailer Staples, beauty product manufacturer and marketer Avon Products and derivatives exchange operator CME Group.

Shares of Staples declined during the Reporting Period after the company reported earnings that were below consensus estimates and lowered guidance for 2011. Staples’ management indicated that the company has been facing margin pressure, an issue that we view as transitory. Indeed, at the end of the Reporting Period, we believed the company was aggressively pricing some of its products in the U.S., which may enable it to gain market share. It is also our belief that recent actions taken by Staples’ management may pressure competitors to lower their prices, which should, in our view, have the greatest impact on companies that have limited margin flexibility. In short, we believe Staples may be in a position to gain market share going forward if competitors are weakened and the industry becomes more consolidated. That said, while we continue to believe the recent macroeconomic headwinds impacting the company are cyclical in nature and not evidence of structural issues associated with the company’s business model, we felt it was prudent to eliminate the Fund’s position in Staples during the second half of the Reporting Period.

During the Reporting Period, shares of Avon Products declined, as its earnings were impacted by disappointing sales and softer margins due to higher input costs. In addition, its management lowered its sales guidance for 2011. Despite these headwinds, we continued to believe at the end of the Reporting Period that Avon Products was poised to deliver higher operating margins over the next few years as its broad geographic footprint, particularly in Latin America, provides exposure to numerous growing markets.

CME Group, the world’s largest futures and options exchange, detracted from the Fund’s relative performance during the Reporting Period due to uncertainty over volumes following the end of QE2, the Fed’s asset purchasing initiative referred to as quantitative easing. Despite these headwinds, we believed at the end of the Reporting Period that CME Group will likely benefit from the migration of over-the-counter (OTC) derivatives markets to exchanges. Furthermore, we believe CME Group’s interest rate OTC clearing platform may well be a long-term growth driver for the company as it meets its customers’ demand for more transparency and less counterparty risk.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited relative to the Russell Index from positions in MasterCard, a global payment services company; American Tower, a wireless tower company; and Costco Wholesale, a membership warehouse discount retailer.

MasterCard’s shares rose after the Fed announced its final decision on debit interchange rates (i.e. charges on debit card transactions) as part of the Durbin amendment, which was more favorable for the company than the market had anticipated. At the end of the Reporting Period, we believed that the company’s large payment network and robust global footprint will allow it to benefit from the secular growth in cashless payments over the long term.

          3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

A position in American Tower also contributed to the Fund’s relative performance. Its shares rose when stockholders approved a merger agreement with American Tower REIT in connection with the company’s decision to reorganize itself as a real estate investment trust (REIT). This conversion would position the company to elect REIT status for federal income tax purposes as early as 2012, as the company already owns most of the land on which its towers stand. At the end of the Reporting Period, we continued to believe that the company is well positioned in a growing industry with high barriers to entry. As the wireless communication industry continues to evolve from primarily voice to data usage, demand on the networks increases, and carriers must make additional investments to build out their networks. In our view, this should lead to greater need for antennae to be placed on towers, thereby increasing leasing revenues. Furthermore, we believe the tower industry has an attractive business model, as the structure of contracts provides a predictable stream of revenue and recurring cash flow.

Shares of Costco Wholesale rose during the Reporting Period after the company reported strong earnings results and an increase in same-store sales. In our view, Costco Wholesale was well positioned given the inflationary environment during the Reporting Period, as it has the ability to pass through increases in food input prices while simultaneously benefiting from gasoline inflation in its fuel sales. In addition, we believe the potential for accelerated customer traffic and an uptick in renewals of membership rates may continue to drive strong earnings growth.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

We initiated a Fund position in American Express, a high quality global franchise with a strong brand name synonymous with credit cards and travel-related services. In our view, the stock was attractively valued at the time of purchase, as it was trading at a discount to its longer-term average multiple. Despite solid operating results, the stock had been pressured by uncertainty around the impact of financial regulation. We believed these conditions created an attractive entry point, as, in our view, American Express’ business prospects are still quite strong with high leverage to a turnaround in corporate hiring.

We established a Fund position in Amazon.com, a company that operates a retail website allowing customers to purchase products sold by Amazon and third parties. Over the course of 2011, Amazon.com’s margins were squeezed as the company ramped up its investment spending. In our view, the company will benefit from these capital expenditures going forward because they should lead to significant cash flow generation over the next few years. In addition, we believe Amazon.com may continue to gain share in its books segment as competitor Borders Books goes through the process of liquidation. Further, we believe the company’s recently released tablet, the Kindle Fire, may well be a secular growth driver for the company’s media business. In turn, we believe the company is well positioned to take market share of retail spending in the months ahead.

We exited the Fund’s position in Internet data networking products supplier Cisco Systems during the Reporting Period. After the company reported disappointing fiscal second quarter results, we became concerned about the sustainability of profit margins in its core switching and router businesses and increased competition. While we expect Cisco Systems to continue to be a leader in its markets over the long term, we believed there were other opportunities for investment with more attractive risk/return profiles.

As indicated earlier, we also eliminated the Fund’s position in office supply retailer Staples during the Reporting Period. In addition to disappointing results during 2011, we decided to sell out of Staples because we believe ongoing cyclical challenges it faces may continue to weigh on the business for longer than we originally thought.

Were there any notable changes in the Fund’s sector weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in the Fund’s sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, there were no notable changes in the Fund’s sector weightings during the Reporting Period.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2011, the Fund had overweighted positions relative to the Russell Index in the financials, information technology and telecommunication services sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, consumer staples and health care and was rather neutrally weighted to the Russell Index in consumer discretionary, materials, energy and utilities.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we saw a number of specific investment opportunities in the U.S. market for 2012, while acknowledging challenges that remain. On the positive side, we believe that domestic macroeconomic improvement should benefit U.S. companies going forward. U.S. Gross Domestic Product (GDP) is forecast at 2.2% for 2012, the strongest of the developed market countries. Employment trends, the housing market, consumer confidence and manufacturing have all shown signs of improvement. Additionally, the majority of deleveraging at the corporate and private levels has already occurred. We believe the key risks to U.S. equities — European economic weakness and policy challenges, political uncertainty, a high U.S. debt-to GDP ratio and a significant slowdown in China — are unlikely to derail the U.S. economic recovery under way.

In our view, U.S. large cap equity valuations at the end of the Reporting Period were attractive, with company balance sheets strong and increased capital redeployment likely. Although we believe U.S. corporate earnings should be resilient, the fragile state of the global economy may well make future margin expansion more difficult. This environment should bode well for a research intensive, fundamental, quality-oriented approach to investing in companies where margins are sustainable. In some cases, growing margins are, we believe, still possible.

We believe companies with secular growth drivers, particularly in the information technology sector, also present an opportunity. Importantly, the information technology sector boasts the healthiest balance sheets of any sector, making the companies well positioned to grow dividends, buy back shares and increase capital expenditure. At the same time, the sector was trading, at the end of the Reporting Period, at a discount to the S&P 500 Index for the first time since 1996.

All that said, the uncertainty in global markets is likely to present challenges in several areas of the U.S. equity market in the months ahead. We remain particularly cautious on financial companies with a notable degree of exposure to increased regulation, including higher capital restrictions and disposition of certain profitable businesses. We would also seek to minimize exposure to financial companies potentially more impacted by a low interest rate environment, European debt exposure and/or relatively weak capital markets. Additionally, we note that there was, at the end of the Reporting Period, a high price for safety, as the uncertain markets of 2011 drove investors to stocks with high dividend yields. As a result, the higher yielding stocks were trading at record high valuations, leading us to a cautious stance on utilities and other high yielding sectors, particularly in light of limited growth prospects. Finally, political uncertainty and spending cuts may be a more significant risk to equity markets in 2012. Increasing and heated partisan politics have already been seen to hinder the legislative process and stall agreements on spending cuts and taxes. In our view, any spending cuts enacted in the months ahead are most likely to hit selected areas of health care and defense. We believe political uncertainty should subside after the elections in November 2012.

Given this view, we believe the Fund was well positioned at the end of the Reporting Period. We intend going forward to maintain our focus on seeking to identify those companies that can provide a differentiated product or service and those that may benefit from secular tailwinds. Such factors, we believe, will enable these companies to sustain growth without sacrificing price. As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

          5

FUND BASICS

Strategic Growth Fund
as of December 31, 2011

STANDARDIZED TOTAL RETURNS[1]

For the period ended 12/31/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Institutional	-2.62%	0.44%	1.55%	2.07%	4/30/98
Service	-2.86	0.22	N/A	1.01	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS[2]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Institutional	0.82%	0.86%
Service	1.07%	1.11

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/11[3]

Holding	% of Total Net Assets	Line of Business

Apple, Inc.	7.4%	Technology Hardware & Equipment
QUALCOMM, Inc.	4.8	Technology Hardware & Equipment
Google, Inc. Class A	4.3	Software & Services
American Tower Corp. Class A	3.6	Telecommunication Services
Schlumberger Ltd.	3.6	Energy
Costco Wholesale Corp.	2.9	Food & Staples Retailing
Mastercard, Inc. Class A	2.9	Software & Services
Praxair, Inc.	2.6	Materials
NIKE, Inc. Class B	2.6	Consumer Durables & Apparel
Crown Castle International Corp.	2.5	Telecommunication Services

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS[4]

As of December 31, 2011

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

          7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Performance Summary
December 31, 2011

The following graph shows the value, as of December 31, 2011, of a $10,000 investment made on January 1, 2002 in the Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic Growth Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2002 through December 31, 2011.

Average Annual Total Return through December 31, 2011	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced April 30, 1998)	−2.62%	0.44%	1.55%	2.07%
Service (Commenced January 9, 2006)	−2.86%	0.22%	N/A	1.01%

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments
December 31, 2011

Shares	Description	Value

Common Stocks – 98.7%
Capital Goods – 3.9%
117,287	Danaher Corp.	$5,517,180
129,718	Emerson Electric Co.	6,043,562
26,445	Rockwell Automation, Inc.	1,940,270

		13,501,012

Consumer Durables & Apparel – 3.9%
93,207	NIKE, Inc. Class B	8,982,358
63,832	PVH Corp.	4,499,518

		13,481,876

Consumer Services – 3.0%
199,607	Marriott International, Inc. Class A	5,822,536
25,885	McDonald’s Corp.	2,597,042
36,300	Yum! Brands, Inc.	2,142,063

		10,561,641

Diversified Financials – 6.7%
152,724	American Express Co.	7,203,991
24,708	CME Group, Inc.	6,020,598
14,396	IntercontinentalExchange, Inc.*	1,735,438
144,345	Northern Trust Corp.	5,724,723
49,335	T. Rowe Price Group, Inc.	2,809,628

		23,494,378

Energy – 9.4%
78,035	Cameron International Corp.*	3,838,542
94,033	Devon Energy Corp.	5,830,046
180,802	Halliburton Co.	6,239,477
27,937	National Oilwell Varco, Inc.	1,899,437
28,853	Occidental Petroleum Corp.	2,703,526
181,821	Schlumberger Ltd.	12,420,192

		32,931,220

Food & Staples Retailing – 2.9%
120,346	Costco Wholesale Corp.	10,027,229

Food, Beverage & Tobacco – 3.6%
125,129	PepsiCo, Inc.	8,302,309
60,700	The Coca-Cola Co.	4,247,179

		12,549,488

Health Care Equipment & Services – 2.5%
68,583	Baxter International, Inc.	3,393,487
154,656	St. Jude Medical, Inc.	5,304,701

		8,698,188

Household & Personal Products – 2.8%
231,852	Avon Products, Inc.	4,050,455
84,533	The Procter & Gamble Co.	5,639,196

		9,689,651

Materials – 3.5%
53,493	Ecolab, Inc.	3,092,431
85,269	Praxair, Inc.	9,115,256

		12,207,687

Media – 2.1%
44,100	Discovery Communications, Inc. Class A*	1,806,777
121,574	Viacom, Inc. Class B	5,520,675

		7,327,452

Pharmaceuticals, Biotechnology & Life Sciences – 6.1%
130,992	Abbott Laboratories	7,365,680
105,753	Gilead Sciences, Inc.*	4,328,470
112,571	Teva Pharmaceutical Industries Ltd. ADR	4,543,366
109,621	Thermo Fisher Scientific, Inc.*	4,929,656

		21,167,172

Real Estate – 1.3%
299,857	CBRE Group, Inc.*	4,563,824

Retailing – 6.5%
42,090	Amazon.com, Inc.*	7,285,779
348,278	Lowe’s Companies, Inc.	8,839,296
3,513	Priceline.com, Inc.*	1,643,065
176,172	Urban Outfitters, Inc.*	4,855,300

		22,623,440

Semiconductors & Semiconductor Equipment – 3.4%
192,611	NVIDIA Corp.*	2,669,588
57,339	Texas Instruments, Inc.	1,669,138
232,060	Xilinx, Inc.	7,439,844

		11,778,570

Software & Services – 14.7%
51,889	Equinix, Inc.*	5,261,544
23,113	Google, Inc. Class A*	14,928,687
26,729	Mastercard, Inc. Class A	9,965,106
195,157	Microsoft Corp.	5,066,276
309,874	Oracle Corp.	7,948,268
39,406	Salesforce.com, Inc.*	3,998,133
218,791	The Western Union Co.	3,995,123

		51,163,137

Technology Hardware & Equipment – 15.6%
126,918	Amphenol Corp. Class A	5,760,808
63,210	Apple, Inc.*	25,600,050
173,470	NetApp, Inc.*	6,291,757
306,868	QUALCOMM, Inc.	16,785,680

		54,438,295

Telecommunication Services – 6.2%
210,121	American Tower Corp. Class A	12,609,361
197,524	Crown Castle International Corp.*	8,849,075

		21,458,436

The accompanying notes are an integral part of these financial statements.          9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments (continued)
December 31, 2011

Shares	Description	Value

Common Stocks – (continued)

Transportation – 0.6%
18,809	Union Pacific Corp.	$1,992,626

TOTAL INVESTMENTS – 98.7%
(Cost $302,184,009)		$343,655,322

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%		4,571,235

NET ASSETS – 100.0%		$348,226,557

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviation:
ADR	—	American Depositary Receipt

10          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Assets and Liabilities
December 31, 2011

Assets:

Investments, at value (cost $302,184,009)	$343,655,322
Cash	5,805,388
Receivables:
Dividends	317,521
Fund shares sold	93,906

Total assets	349,872,137

Liabilities:

Payables:
Investments purchased	1,184,666
Amounts owed to affiliates	267,584
Fund shares redeemed	114,111
Accrued expenses	79,219

Total liabilities	1,645,580

Net Assets:

Paid-in capital	376,874,239
Undistributed net investment income	203,643
Accumulated net realized loss	(70,322,638)
Net unrealized gain	41,471,313

NET ASSETS	$348,226,557

Net Assets:
Institutional	$102,018,196
Service	246,208,361

Total Net Assets	$348,226,557

Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	8,763,005
Service	21,173,587

Net asset value, offering and redemption price per share:
Institutional	$11.64
Service	11.63

The accompanying notes are an integral part of these financial statements.          11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Operations
For the Fiscal Year Ended December 31, 2011

Investment income:

Dividends	$4,658,935

Expenses:

Management fees	2,686,875
Distribution and Service fees — Service Class	615,196
Printing and mailing costs	111,791
Professional fees	81,300
Transfer Agent fees(a)	71,644
Custody and accounting fees	49,769
Trustee fees	15,834
Other	14,775

Total expenses	3,647,184

Less — expense reductions	(72,560)

Net expenses	3,574,624

NET INVESTMENT INCOME	1,084,311

Realized and unrealized gain (loss):

Net realized gain from investments (including commissions recaptured of $24,337)	1,716,156
Net change in unrealized loss on investments	(12,855,759)

Net realized and unrealized loss	(11,139,603)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,055,292)

(a)	Institutional and Service Shares had Transfer Agent fees of $22,432 and $49,212, respectively.

12          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statements of Changes in Net Assets

	For the	For the
	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2011	December 31, 2010

From operations:

Net investment income	$1,084,311	$1,088,321
Net realized gain	1,716,156	21,832,558
Net change in unrealized gain (loss)	(12,855,759)	11,387,154

Net increase (decrease) in net assets resulting from operations	(10,055,292)	34,308,033

Distributions to shareholders:

From net investment income
Institutional Shares	(485,834)	(490,173)
Service Shares	(559,643)	(435,824)

Total distributions to shareholders	(1,045,477)	(925,997)

From share transactions:

Proceeds from sales of shares	51,059,219	37,422,641
Reinvestment of distributions	1,045,477	925,997
Cost of shares redeemed	(51,157,583)	(58,517,681)

Net increase (decrease) in net assets resulting from share transactions	947,113	(20,169,043)

TOTAL INCREASE (DECREASE)	(10,153,656)	13,212,993

Net assets:

Beginning of year	358,380,213	345,167,220

End of year	$348,226,557	$358,380,213

Undistributed net investment income	$203,643	$164,809

The accompanying notes are an integral part of these financial statements.          13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
			Net		Distributions						Ratio of	Ratio of
	Net asset		realized		to shareholders		Net asset		Net assets,	Ratio of	total	net investment
	value,	Net	and	Total from	from net		value,		end of	net expenses	expenses	income (loss)		Portfolio
	beginning	investment	unrealized	investment	investment		end of	Total	year	to average	to average	to average		turnover
Year - Share Class	of year	income (loss)(a)	gain (loss)	operations	income		year	return(b)	(in 000s)	net assets	net assets	net assets		rate

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011 - Institutional	$12.01	$0.06	$(0.37)	$(0.31)	$(0.06)		$11.64	(2.62)%	$102,018	0.83%	0.85%	0.47%		35%
2011 - Service	12.00	0.03	(0.37)	(0.34)	(0.03)		11.63	(2.86)	246,208	1.08	1.10	0.23		35

2010 - Institutional	10.89	0.05	1.12	1.17	(0.05)		12.01	10.74	120,027	0.86	0.86	0.49		38
2010 - Service	10.88	0.03	1.11	1.14	(0.02)		12.00	10.50	238,353	1.11	1.11	0.24		38

2009 - Institutional	7.40	0.03	3.50	3.53	(0.04	)(c)	10.89	47.75	125,258	0.85	0.85	0.35		64
2009 - Service	7.39	0.01	3.50	3.51	(0.02	)(c)	10.88	47.50	219,909	1.10	1.10	0.10		64

2008 - Institutional	12.73	0.02	(5.34)	(5.32)	(0.01)		7.40	(41.67)	95,218	0.81	0.81	0.20		44
2008 - Service	12.73	(0.01)	(5.33)	(5.34)	—		7.39	(41.86)	167,930	1.06	1.06	(0.05)		44

2007 - Institutional	11.58	0.02 (d)	1.15	1.17	(0.02)		12.73	10.13	172,418	0.86 (e)	0.86 (e)	0.18	(d)(e)	53
2007 - Service	11.58	0.01 (d)	1.15	1.16	(0.01)		12.73	10.01	343,100	0.96 (e)	1.11 (e)	0.08	(d)(e)	53

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year.
(c)	Includes a return of capital amounting to less than $0.005 per share.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.09% of average net assets.
(e)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately 0.02% of average net assets.

The accompanying notes are in integral part of these financial statements.
14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements
December 31, 2011

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic Growth Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under valuation procedures approved by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; and trading halts or suspensions.

B. Investment Income and Investments — Investment income is comprised of interest income and dividend income, and is recorded net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date with realized gains and losses on sales calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Any foreign capital gains tax is accrued daily on net unrealized gains, and is payable upon sale of such investments.

          15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)
December 31, 2011

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Commission Recapture — The Fund may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).
The levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments.
The following is a summary of the Fund’s investments categorized in the fair value hierarchy as of December 31, 2011:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$343,655,322	$—	$—

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the fiscal year ended December 31, 2011, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First	Next	Next	Next	Over	Effective	Effective Net
$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Management Rate

0.75%	0.68%	0.65%	0.64%	0.63%	0.75%	0.73% *

*	Effective June 30, 2011, GSAM agreed to waive a portion of its management fee in order to achieve an effective net management rate of 0.71% through at least April 29, 2012. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees. For the fiscal year ended December 31, 2011, GSAM waived approximately $70,700 of the Fund’s management fee.

B. Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional and Service Shares.

D. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.114% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These Other Expense reimbursements will remain in place through at least April 29, 2012, and prior to such date GSAM may not terminate the arrangement without the approval of the trustees. For the fiscal year ended December 31, 2011, GSAM did not make any reimbursements to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian, which may result in a reduction of the Fund’s expenses. For the fiscal year ended December 31, 2011, custody fee credits were approximately $1,900.
As of December 31, 2011, the amounts owed to affiliates were approximately $209,500, $52,200 and $5,900 for management, distribution and service, and transfer agent fees, respectively.

E. Line of Credit Facility — As of December 31, 2011, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2011, the Fund did not have any borrowings under the facility.

          17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)
December 31, 2011

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2011, were $128,421,176 and $122,984,744, respectively.

6. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2011 was as follows:

	2010	2011

Distributions paid from ordinary income	$925,997	$1,045,477

As of December 31, 2011, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$203,643

Capital loss carryovers:(1)(2)
Expiring 2016	$(23,475,963)
Expiring 2017	(43,614,413)

Total capital loss carryovers	$(67,090,376)

Timing differences (post October loss deferral)	$(15,314)
Unrealized gains — net	38,254,365

Total accumulated losses — net	$(28,647,682)

(1)	Under new tax rules, capital losses recognized in tax years beginning after December 22, 2010, that do not offset recognized capital gains, may be carried over to future years perpetually, and retain their character as either short-term or long-term that can offset recognized capital gains in such future years. Previously, all capital loss carryovers were treated as short-term and such carryovers generally expired eight years after the initial loss arose. Perpetual capital loss carryovers are required to be utilized prior to expiring capital loss carryovers.
(2)	Expiration occurs on December 31 of the year indicated. The Fund had capital loss carryforwards of $547,061 and $517,742 that were utilized and expired, respectively, in the current fiscal year.

As of December 31, 2011, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$305,400,957

Gross unrealized gain	58,779,418
Gross unrealized loss	(20,525,053)

Net unrealized security gain	$38,254,365

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.
In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $517,742 from paid-in capital to accumulated net realized gain (loss). These reclassifications have no impact on the net asset value of the Fund and result from expired capital loss carryforwards.
GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

7. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Fund’s Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Liquidity Risk — The Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

10. OTHER MATTERS

New Accounting Pronouncement — In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund’s financial statements.

          19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)
December 31, 2011

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2011		December 31, 2010
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	538,621	$6,419,175	589,735	$6,437,104
Reinvestment of distributions	41,918	485,834	40,882	490,173
Shares redeemed	(1,809,316)	(21,631,128)	(2,141,448)	(23,457,107)

	(1,228,777)	(14,726,119)	(1,510,831)	(16,529,830)

Service Shares
Shares sold	3,737,423	44,640,044	2,823,030	30,985,537
Reinvestment of distributions	48,328	559,643	36,379	435,824
Shares redeemed	(2,477,738)	(29,526,455)	(3,207,332)	(35,060,574)

	1,308,013	15,673,232	(347,923)	(3,639,213)

NET INCREASE (DECREASE)	79,236	$947,113	(1,858,754)	$(20,169,043)

20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Strategic Growth Fund (the “Fund”) at December 31, 2011, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 14, 2012

          21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Fund Expenses — Six month Period Ended December 31, 2011 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 through December 31, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses Paid
			for the
	Beginning	Ending	6 Months
	Account Value	Account Value	Ended
Share Class	7/01/11	12/31/11	12/31/11*
Institutional
Actual	$1,000	$940.20	$3.96
Hypothetical 5% return	1,000	1,021.12 +	4.13

Service
Actual	1,000	939.30	5.18
Hypothetical 5% return	1,000	1,019.86 +	5.40

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.81% and 1.06% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
Ashok N. Bakhru Age: 69	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	104	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 51	Trustee	Since 2010	Mr. Burke is retired (since 2010). He is a Director, Avista Corp. (2011-Present); and was formerly Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	104	Avista Corp. (an energy company)

John P. Coblentz, Jr. Age: 70	Trustee	Since 2003	Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Diana M. Daniels Age: 62	Trustee	Since 2007	Ms. Daniels is retired (since 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees of Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Joseph P. LoRusso Age: 54	Trustee	Since 2010	Mr. LoRusso is retired (since 2008). Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Jessica Palmer Age: 62	Trustee	Since 2007	Ms. Palmer is retired (since 2006). She is a Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Richard P. Strubel Age: 72	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	104	The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

          23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
James A. McNamara* Age: 49	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	104	None

Alan A. Shuch* Age: 62	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of December 31, 2011.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Trust. As of December 31, 2011, the Trust consisted of 12 portfolios (11 of which currently offer shares to the public). Goldman Sachs Trust consisted of 90 portfolios (83 of which currently offer shares to the public) and the Goldman Sachs Municipal Opportunity Fund and did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 49	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 43	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 40	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2011.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the fiscal year ended December 31, 2011, 100% of the dividends paid from net investment company taxable income by the Strategic Growth Fund qualify for the dividends received deduction available to corporation.

          25

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York New York 10282

Visit our website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2011 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown are as of December 31, 2011 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic Growth Fund.

© 2012 Goldman Sachs. All rights reserved.

VITGRWAR12/67948.MF.MED.TMPL/2/2012

Goldman
Sachs Variable Insurance Trust

Goldman Sachs
Mid Cap Value Fund

Annual Report
December 31, 2011

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Mid Cap Value Fund invests primarily in mid-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

          1

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2011 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of -6.38% and -6.59%, respectively. These returns compare to the -1.38% cumulative total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

U.S. equity markets ended 2011 almost flat, despite dramatic ups and downs caused by shifting sentiment toward the domestic and global economies and the European sovereign debt crisis. Representing the U.S. equity market, the S&P® 500 Index returned 2.11% for 2011 with the help of dividends, as price returns themselves were virtually 0%, the smallest percentage change since 1947. Reflecting optimism that the U.S. economy was improving, the S&P 500 Index started the year with the best first quarter in more than a decade and ended with a fourth quarter gain of 11.82%, its best quarterly gain since the third quarter of 2009. However, the modest decline in the second quarter and the sharp drop in the third quarter mostly offset these gains.

Early in the Reporting Period, energy stocks made strong gains, as the benchmark Brent crude oil price reached almost $120 per barrel by March on supply disruption fears stemming from escalating unrest across North Africa and the Middle East. The U.S. equity market also benefited from investors shifting assets toward developed markets amidst concerns of high inflation and geopolitical unrest in many emerging market countries.

Despite some mixed economic indicators in March and April, U.S. equity performance continued to reflect optimism, as the S&P 500 Index reached a level nearly double its March 2009 lows, and stock market volatility, as measured by the VIX (the Chicago Board Options Exchange Market Volatility Index), hit its lowest level since June 2007. While corporate earnings reports were generally strong, a number of companies cautioned that the global economic outlook was still unclear. Furthermore, in a historic move, independent ratings agency Standard & Poor’s downgraded its outlook for U.S. sovereign debt in April from “stable” to “negative,” citing concerns regarding the lack of a credible deficit reduction plan. Brent crude oil prices peaked at $126 per barrel in April and then began to recede on concerns that demand might be slowing, prompting declines in the energy sector.

Increasing concern over the economy and sovereign debt dominated U.S. equity performance amidst a volatile third quarter during which much of the gains from earlier in the Reporting Period was lost. In August, following weeks of political brinksmanship in the U.S. over raising the debt ceiling to avoid default, Standard & Poor’s downgraded U.S. sovereign debt one notch from AAA to AA+ for the first time in history, sending a shock through the investment markets and particularly affecting stocks in the financials sector. Toward the end of September, markets were further shaken by the Federal Reserve Board’s (“the Fed’s”) announcement of a plan for additional monetary easing whereby it would attempt to “twist” the U.S. Treasury yield curve on the grounds of general weakness in the labor market and lackluster consumer spending growth. Through the program dubbed Operation Twist, the Fed intended to extend the maturity structure of its holdings through the sale of short-term securities and the purchase of long-term securities in an effort to support the economic recovery. In addition, the prospect of contagion from a Greek default and the lack of agreement on a solution amongst European leaders weighed on global equity markets during the third quarter.

U.S. equities rallied back forcefully in October on the hope of a plan for Europe’s sovereign debt crisis and on better prospects for the U.S. and global economies. It was reported that the U.S. economy had grown at a 2.5% annual rate in the third quarter, supported by better than expected consumer spending and business investment spending. Many companies reported good earnings results. The rally continued through the fourth quarter, during which all sectors made gains. The U.S. equity market was led during the fourth quarter by energy stocks, which rallied on rising oil prices, as tensions with Iran sparked fresh supply fears. Indeed, more economically-sensitive, cyclical sectors generally outperformed traditionally defensive sectors during the fourth quarter.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

For the Reporting Period overall, sector performance was widely dispersed. Financials stocks bore the brunt of the fallout from debt woes in the U.S. and Europe, including increased regulation. The economically-sensitive materials and industrials sectors also generated negative returns for the Reporting Period. Traditionally defensive sectors, such as utilities, consumer staples and health care, were the best performing sectors in the S&P 500 Index during the Reporting Period.

While the large-cap segment of the U.S. equity market advanced during the Reporting Period, mid-cap stocks and small-cap stocks, as measured by the Russell Midcap® Index and the Russell 2000® Index, respectively, posted negative returns for the Reporting Period. Large-cap stocks were most successful relative to small-cap stocks in the information technology sector. From a style perspective, growth-oriented stocks outpaced value-oriented stocks in the large-cap and small-cap segments of the U.S. equity market, but value-oriented stocks edged out growth-oriented stocks in the mid-cap segment of the U.S. equity market. In the large-cap segment of the U.S. equity market, growth stocks outperformed value stocks due to a smaller weight in the poorly performing financials sector. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

Stock selection overall detracted most from the Fund’s performance relative to the Russell Index during the Reporting Period.

Which equity market sectors most significantly affected Fund performance?

Detracting most from the Fund’s relative results was stock selection in the financials, materials and consumer discretionary sectors, where company-specific issues weighed on certain holdings. Such detractors were only partially offset by effective stock selection in the industrials and health care sectors, which helped the Fund’s performance relative to the Russell Index.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting from the Fund’s results relative to its benchmark index were positions in wireless and wireline communications services company Sprint Nextel, oil and gas exploration and production company Newfield Exploration and platinum and palladium miner Stillwater Mining.

In an environment in which turnaround stocks underperformed, shares of Sprint Nextel fell on concerns over the near-term controversy around whether the company had sufficient liquidity to fund two large investments — the iPhone and Network Vision, both of which we feel should be significant long-term drivers of value creation. In our view, the company’s recent debt deal, in which it raised $4 billion, should give Sprint Nextel more than ample funds for these investments. We also continued to believe, at the end of the Reporting Period, that improved competitive positioning from the iPhone and new handsets, better pricing and improved network quality — in addition to cost improvements and margin expansion driven by shutting down iDEN (integrated enhanced digital network) and eliminating a significant portion of roaming charges — could drive significant cost savings and margin expansion as the company completes its upgrade to Network Vision.

Shares of Newfield Exploration were affected by a combination of weaker oil prices and weather-related events that caused concerns about a potentially negative impact on the company’s near-term production. The company’s shares were also negatively affected during the Reporting Period by concerns regarding flooding in the Williston Basin and the potential impact on near-term results. As the company’s share price was unable to recover from its large decline in August and September, we opted to sell the Fund’s position in Newfield Exploration by the end of the Reporting Period, moving the proceeds into higher conviction names.

Stillwater Mining was hurt during the Reporting Period by ongoing fears of a global economic slowdown. While we originally purchased the stock because we believed it would benefit from secular growth of auto sales in emerging markets, the company’s shares declined in 2011 as palladium prices dropped. We subsequently sold the Fund’s position in the company as our outlook on the company’s prospects changed.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited most relative to the Russell Index from two positions in the health care sector — medical technology company Kinetic Concepts and health maintenance organization (HMO) Aetna as well as a position in media company DISH Network within the consumer discretionary sector.

Kinetic Concepts, a U.S.-based multinational corporation that produces medical technology used to treat and prevent complications associated with patient immobility, such as pressure sores and buildup of fluid in the lungs, was a strong contributor to the Fund’s relative results during the Reporting Period. The company was acquired for nearly $5 billion by a group of private equity firms led by Apax Partners in late 2011. We since exited the Fund’s position in the stock, taking profits.

Aetna performed well during the Reporting Period as a result of its strong fundamentals combined with economic weakness. Because of its lower health care utilization rates during the tough economy, it was able to maintain its strong margins. At the end

          3

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

of the Reporting Period, we continued to have a favorable view of the company because of its improving fundamentals, relatively modest impact by health care reform and potential divestiture of its pharmacy benefit management (PBM) business. In addition, toward the end of the Reporting Period, Aetna announced a dividend increase, its second of the year, which affirms its strong free cash flow and focus on increasing shareholder value.

DISH Network, a broadcast satellite subscription television service provider, was a top contributor to the Fund’s relative results as it continued to gain valuable spectrum assets, i.e. a set of property rights on a continuous range of electromagnetic radio frequencies used in the transmission of voice, data and television. Also, its customer attrition rate materially dropped during the Reporting Period, which positively surprised the market. DISH Network further benefited from a court ruling favoring the company when it served as a defendant in TIVO’s patent infringement case. These factors, combined with an attractive valuation, drove DISH Network’s shares higher during the Reporting Period. Toward the end of the Reporting Period, we sold the Fund’s position in DISH Network, taking profits, and moved the proceeds into positions that we believed had higher upside potential.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

During the Reporting Period, we initiated a position in integrated energy company EQT. EQT has what we consider to be a strong midstream business with a high monetization value that can be used to generate cash and fund further exploration and production. Additionally, the company has diversified revenue exposure through its profitable natural gas business in the Marcellus Shale. EQT’s valuation is also supported by a management team that is focused on returning capital to shareholders. (Describing a certain segment of the energy sector, a midstream business is a company that provides assets or services that bridge energy producers and energy end users, helping to link the supply side of the value chain with the demand side for any type of energy commodity. Such businesses include but are not limited to those involved in the production, handling and distribution of energy products. Monetization value is a concept regarding the ability to build one’s pricing profitably.)

We established a Fund position in cable network company Scripps Networks Interactive, which operates six television channels focused on the home, food and travel/entertainment categories, including HGTV, the Food Network and the Travel Channel. In our view, the company benefits from an undervalued runway of affiliate fee growth, which it receives for its networks, as well as from several underappreciated value-enhancing capital deployment opportunities due to its strong balance sheet. We also favor the stock because of its strong ties to a continued advertising recovery, as cable television has been taking incremental share of advertising dollars both from broadcasters given shifts in viewership and from newsprint.

In addition to the sales of Newfield Exploration and Stillwater Mining already mentioned, we eliminated the Fund’s holding in Forest Oil during the Reporting Period. Forest Oil had missed expectations for earnings results, and we had grown increasingly concerned about continued operational missteps in drilling.

Were there any notable changes in the Fund’s sector weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to information technology and utilities increased compared to the Russell Index. The Fund’s allocation compared to the benchmark index in consumer discretionary, energy, materials and telecommunication services decreased.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2011, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer staples and materials and was rather neutrally weighted to the Russell Index in energy, financials, health care, industrials, telecommunication services and utilities.

What is the Fund’s tactical view and strategy for the months ahead?

In 2011, exogenous concerns and swings in sentiment overshadowed the strength of individual company fundamentals, resulting in a volatile year and a challenging one for active managers. While risks remain over strains in Europe, emerging market inflation, slowing global economic growth and political uncertainty, we remain cautiously optimistic on the U.S. equity market going forward. In our view, company fundamentals were, at the end of the Reporting Period, stronger than ever, as well-capitalized

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

corporations have over $1 trillion of cash on their balance sheets and are beginning to redeploy that cash, signaling confidence in the economy. We believe earnings should remain resilient given companies’ exposures to secular and global growth, as well as increased financial and operational flexibility, which should allow management to be better prepared and anticipatory regarding market conditions. We further believe that market conditions anticipated over the near term should favor our approach, as we believe high quality U.S. mid-cap stocks are “on sale,” i.e. in our view, U.S. mid-cap equities are attractively valued both relative to fixed income and relative to their own history. Finally, we believe that fundamentals should be rewarded more in coming months as there was more dispersion at the stock level at the end of the Reporting Period than seen through most of 2011, which should bode well for an active approach.

In short, while disappointed with the Fund’s performance in 2011, we are excited about the opportunities looking ahead and believe the Fund is soundly positioned to perform well. Many valuations within the Fund’s portfolio were, at the end of the Reporting Period, within generational lows. Going forward, we continue to favor companies with improving quality characteristics, such as cash flow, balance sheets, returns on invested capital and sustainability of earnings, rather than purely defensive characteristics, as we believe the U.S. economic recovery will continue, albeit slowly. Positive macroeconomic data released toward the end of the Reporting Period seems to support this view. As we look ahead into 2012, we maintain our discipline as we seek companies with strong or improving balance sheets, led by quality management teams and trading at discounted valuations, and we maintain our long-term perspective. As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

          5

FUND BASICS

Mid Cap Value Fund
as of December 31, 2011

STANDARDIZED TOTAL RETURNS[1]

For the period ended 12/31/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Institutional	-6.38%	0.25%	7.41%	7.14%	5/01/98
Service	-6.59	0.03	N/A	2.08	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS[2]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Institutional	0.84%	0.87%
Service	1.09	1.12

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights of this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/11[3]

Holding	% of Total Net Assets	Line of Business

Xcel Energy, Inc.	2.5%	Utilities
The J.M. Smucker Co.	2.1	Food, Beverage & Tobacco
PPL Corp.	2.1	Utilities
Everest Re Group Ltd.	1.8	Insurance
Principal Financial Group, Inc.	1.7	Insurance
EQT Corp.	1.7	Energy
Liberty Interactive Corp. Class A	1.7	Retailing
Scripps Networks Interactive, Inc. Class A	1.6	Media
SCANA Corp.	1.6	Utilities
Sempra Energy	1.5	Utilities

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS[4]

As of December 31, 2011

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment section of the Schedule of Investments.

          7

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Performance Summary
December 31, 2011

The following graph shows the value, as of December 31, 2011, of a $10,000 investment made on January 1, 2002 in the Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Mid Cap Value Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2002 through December 31, 2011.

Average Annual Total Return through December 31, 2011	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced May 1, 1998)	−6.38%	0.25%	7.41%	7.14%
Service (Commenced January 9, 2006)	−6.59%	0.03%	N/A	2.08%

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments
December 31, 2011

Shares	Description	Value

Common Stocks – 96.4%
Automobiles & Components – 2.0%
277,034	Lear Corp.	$11,025,953
130,594	TRW Automotive Holdings Corp.*	4,257,365

		15,283,318

Banks – 4.9%
192,642	CIT Group, Inc.*	6,717,426
206,205	Comerica, Inc.	5,320,089
631,866	Fifth Third Bancorp	8,037,335
140,152	First Republic Bank*	4,290,053
87,164	M&T Bank Corp.	6,654,100
366,778	SunTrust Banks, Inc.	6,491,971

		37,510,974

Capital Goods – 8.2%
209,309	BE Aerospace, Inc.*	8,102,351
48,852	Chicago Bridge & Iron Co. NV	1,846,606
101,678	Cooper Industries PLC	5,505,864
53,386	Dover Corp.	3,099,057
170,321	Eaton Corp.	7,414,073
23,400	Gardner Denver, Inc.	1,803,204
411,637	Masco Corp.	4,313,956
67,778	Parker Hannifin Corp.	5,168,072
158,245	Pentair, Inc.	5,267,976
75,502	Rockwell Automation, Inc.	5,539,582
406,605	Spirit Aerosystems Holdings, Inc. Class A*	8,449,252
338,747	Textron, Inc.	6,263,432

		62,773,425

Commercial & Professional Services – 0.8%
211,527	Republic Services, Inc.	5,827,569

Consumer Durables & Apparel – 2.1%
9,902	NVR, Inc.*	6,792,772
130,574	PVH Corp.	9,204,161

		15,996,933

Consumer Services – 1.0%
155,791	Starwood Hotels & Resorts Worldwide, Inc.	7,473,294

Diversified Financials – 4.3%
362,395	Invesco Ltd.	7,280,516
126,984	Lazard Ltd. Class A	3,315,552
79,756	Legg Mason, Inc.	1,918,132
839,834	SLM Corp.	11,253,776
376,789	The NASDAQ OMX Group, Inc.*	9,235,098

		33,003,074

Energy – 5.6%
184,796	Cameron International Corp.*	9,090,115
146,346	Energen Corp.	7,317,300
240,207	EQT Corp.	13,160,942
125,055	Pioneer Natural Resources Co.	11,189,921
37,193	Range Resources Corp.	2,303,735

		43,062,013

Food, Beverage & Tobacco – 4.7%
135,051	Bunge Ltd.	7,724,917
152,490	Coca-Cola Enterprises, Inc.	3,931,192
65,969	Corn Products International, Inc.	3,469,310
228,980	Sara Lee Corp.	4,332,302
209,271	The J.M. Smucker Co.	16,358,714

		35,816,435

Health Care Equipment & Services – 3.9%
223,540	Aetna, Inc.	9,431,153
1,786,975	Boston Scientific Corp.*	9,542,446
380,414	Hologic, Inc.*	6,661,049
129,384	Patterson Companies, Inc.	3,819,416

		29,454,064

Household & Personal Products – 0.8%
79,005	Energizer Holdings, Inc.*	6,121,307

Insurance – 9.2%
165,748	Everest Re Group Ltd.	13,937,749
469,160	Genworth Financial, Inc. Class A*	3,072,998
190,086	Hartford Financial Services Group, Inc.	3,088,898
120,326	Lincoln National Corp.	2,336,731
173,432	Marsh & McLennan Companies, Inc.	5,483,920
106,278	PartnerRe Ltd.	6,824,110
537,883	Principal Financial Group, Inc.	13,231,922
285,446	W.R. Berkley Corp.	9,816,488
88,445	Willis Group Holdings PLC	3,431,666
448,921	XL Group PLC	8,875,168

		70,099,650

Materials – 3.5%
153,735	Albemarle Corp.	7,918,890
78,842	Allegheny Technologies, Inc.	3,768,648
24,837	CF Industries Holdings, Inc.	3,600,868
425,228	Chemtura Corp.*	4,822,085
86,824	Cytec Industries, Inc.	3,876,692
60,326	Reliance Steel & Aluminum Co.	2,937,273

		26,924,456

Media – 2.6%
187,666	Liberty Global, Inc. Class A*	7,699,936
291,973	Scripps Networks Interactive, Inc. Class A	12,385,495

		20,085,431

Pharmaceuticals, Biotechnology & Life Sciences – 2.2%
220,618	Life Technologies Corp.*	8,584,247
552,710	Warner Chilcott PLC Class A*	8,362,502

		16,946,749

Real Estate Investment Trust – 11.2%
102,923	Alexandria Real Estate Equities, Inc.	7,098,599
83,442	AvalonBay Communities, Inc.	10,897,525
85,505	Camden Property Trust	5,321,831
308,931	Douglas Emmett, Inc.	5,634,901
21,645	Essex Property Trust, Inc.	3,041,339
762,019	Host Hotels & Resorts, Inc.	11,255,021
451,248	Kimco Realty Corp.	7,328,267

The accompanying notes are an integral part of these financial statements.          9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments (continued)
December 31, 2011

Shares	Description	Value

Common Stocks – (continued)
Real Estate Investment Trust – (continued)

176,570	Liberty Property Trust	$5,452,482
900,441	MFA Financial, Inc.	6,050,964
231,603	Tanger Factory Outlet Centers, Inc.	6,790,600
106,656	Taubman Centers, Inc.	6,623,338
177,599	Ventas, Inc.	9,791,033

		85,285,900

Retailing – 4.5%
791,295	Liberty Interactive Corp. Class A*	12,830,848
325,381	Macy’s, Inc.	10,470,760
119,048	PetSmart, Inc.	6,105,972
112,554	Ross Stores, Inc.	5,349,692

		34,757,272

Semiconductors & Semiconductor Equipment – 3.3%
149,872	Cavium, Inc.*	4,260,861
263,556	Maxim Integrated Products, Inc.	6,862,998
456,392	NVIDIA Corp.*	6,325,593
235,351	Xilinx, Inc.	7,545,353

		24,994,805

Software & Services – 2.9%
214,341	Adobe Systems, Inc.*	6,059,420
111,039	BMC Software, Inc.*	3,639,858
164,936	Electronic Arts, Inc.*	3,397,682
299,678	Parametric Technology Corp.*	5,472,120
145,780	QLIK Technologies, Inc.*	3,527,876

		22,096,956

Technology Hardware & Equipment – 2.9%
120,563	Amphenol Corp. Class A	5,472,355
208,007	Juniper Networks, Inc.*	4,245,423
191,993	NetApp, Inc.*	6,963,586
330,901	Polycom, Inc.*	5,393,686

		22,075,050

Telecommunication Services – 0.7%
2,376,253	Sprint Nextel Corp.*	5,560,432

Transportation – 0.6%
69,427	Kansas City Southern*	4,721,730

Utilities – 14.5%
277,816	CMS Energy Corp.	6,134,177
219,839	Edison International	9,101,335
863,806	GenOn Energy, Inc.*	2,254,534
127,327	Great Plains Energy, Inc.	2,773,182
194,667	Northeast Utilities	7,021,639
542,502	NV Energy, Inc.	8,869,908
37,781	OGE Energy Corp.	2,142,560
158,875	Pinnacle West Capital Corp.	7,654,597
537,930	PPL Corp.	15,825,901
134,633	Questar Corp.	2,673,811
265,957	SCANA Corp.	11,984,022
211,690	Sempra Energy	11,642,950
326,031	The AES Corp.*	3,860,207
691,476	Xcel Energy, Inc.	19,112,397

		111,051,220

TOTAL INVESTMENTS – 96.4%
(Cost $713,252,251)		$736,922,057

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.6%		27,513,695

NET ASSETS – 100.0%		$764,435,752

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

10          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Assets and Liabilities
December 31, 2011

Assets:

Investments, at value (cost $713,252,251)	$736,922,057
Cash	27,130,279
Receivables:
Dividends	1,692,193
Investments sold	1,036,485
Fund shares sold	43,357
Due from broker	3,472

Total assets	766,827,843

Liabilities:

Payables:
Fund shares redeemed	1,048,302
Investments purchased	719,004
Amounts owed to affiliates	544,186
Accrued expenses	80,599

Total liabilities	2,392,091

Net Assets:

Paid-in capital	885,470,144
Undistributed net investment income	3,371,934
Accumulated net realized loss	(148,076,132)
Net unrealized gain	23,669,806

NET ASSETS	$764,435,752

Net Assets:
Institutional	$604,797,364
Service	159,638,388

Total Net Assets	$764,435,752

Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	46,192,216
Service	12,176,053

Net asset value, offering and redemption price per share:
Institutional	$13.09
Service	13.11

The accompanying notes are an integral part of these financial statements.          11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Operations
For the Fiscal Year Ended December 31, 2011

Investment income:

Dividends (net of foreign taxes withheld of $366)	$14,333,604

Expenses:

Management fees	6,881,096
Distribution and Service fees — Service Class	387,474
Transfer Agent fees(a)	172,013
Printing and mailing costs	136,551
Professional fees	88,610
Custody and accounting fees	78,129
Trustee fees	17,263
Other	28,164

Total expenses	7,789,300

Less — expense reductions	(122,711)

Net expenses	7,666,589

NET INVESTMENT INCOME	6,667,015

Realized and unrealized gain (loss):

Net realized gain from investments (including commissions recaptured of $209,614)	80,337,958
Net change in unrealized loss on investments	(139,903,556)

Net realized and unrealized loss	(59,565,598)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(52,898,583)

(a)	Institutional and Service Shares had Transfer Agent fees of $141,018 and $30,995, respectively.

12          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statements of Changes in Net Assets

	For the	For the
	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2011	December 31, 2010

From operations:

Net investment income	$6,667,015	$5,547,217
Net realized gain	80,337,958	140,485,737
Net change in unrealized gain (loss)	(139,903,556)	51,064,556

Net increase (decrease) in net assets resulting from operations	(52,898,583)	197,097,510

Distributions to shareholders:

From net investment income
Institutional Shares	(5,031,254)	(4,764,554)
Service Shares	(935,469)	(592,691)

Total distributions to shareholders	(5,966,723)	(5,357,245)

From share transactions:

Proceeds from sales of shares	87,019,443	52,232,265
Reinvestment of distributions	5,966,723	5,357,245
Cost of shares redeemed	(185,869,286)	(289,923,397)

Net decrease in net assets resulting from share transactions	(92,883,120)	(232,333,887)

TOTAL DECREASE	(151,748,426)	(40,593,622)

Net assets:

Beginning of year	916,184,178	956,777,800

End of year	$764,435,752	$916,184,178

Undistributed net investment income	$3,371,934	$2,729,154

The accompanying notes are an integral part of these financial statements.          13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations				Distributions to shareholders
				Net									Ratio of	Ratio of
	Net asset			realized			From		Net asset		Net assets,	Ratio of	total	net investment
	value,	Net		and	Total from	From net	net		value,		end of	net expenses	expenses	income		Portfolio
	beginning	investment		unrealized	investment	investment	realized	Total	end of	Total	year	to average	to average	to average		turnover
Year - Share Class	of year	income(a)		gain (loss)	operations	income	gains	distributions	year	return(b)	(in 000s)	net assets	net assets	net assets		rate

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011 - Institutional	$14.10	$0.11		$(1.01)	$(0.90)	$(0.11)	$—	$(0.11)	$13.09	(6.38)%	$604,797	0.85%	0.86%	0.81%		75%
2011 - Service	14.12	0.08		(1.01)	(0.93)	(0.08)	—	(0.08)	13.11	(6.59)	159,638	1.10	1.11	0.61		75

2010 - Institutional	11.35	0.08		2.76	2.84	(0.09)	—	(0.09)	14.10	25.00	769,552	0.87	0.87	0.65		88
2010 - Service	11.37	0.05		2.76	2.81	(0.06)	—	(0.06)	14.12	24.69	146,632	1.12	1.12	0.44		88

2009 - Institutional	8.66	0.14	(c)	2.73	2.87	(0.18)	—	(0.18)	11.35	33.15	834,376	0.86	0.86	1.46	(c)	111
2009 - Service	8.68	0.12	(c)	2.73	2.85	(0.16)	—	(0.16)	11.37	32.78	122,402	1.11	1.11	1.21	(c)	111

2008 - Institutional	14.02	0.14	(d)	(5.34)	(5.20)	(0.14)	(0.02)	(0.16)	8.66	(36.97)	748,682	0.84	0.84	1.16	(d)	93
2008 - Service	14.03	0.11	(d)	(5.34)	(5.23)	(0.10)	(0.02)	(0.12)	8.68	(37.13)	111,437	1.09	1.09	0.91	(d)	93

2007 - Institutional	16.09	0.14	(e)	0.39	0.53	(0.13)	(2.47)	(2.60)	14.02	3.20	1,559,013	0.87 (f)	0.87 (f)	0.85	(e)(f)	84
2007 - Service	16.09	0.12	(e)	0.40	0.52	(0.11)	(2.47)	(2.58)	14.03	3.16	225,190	0.97 (f)	1.12 (f)	0.75	(e)(f)	84

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.03 per share and 0.37% of average net assets.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.11% of average net assets.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.06% of average net assets.
(f)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately 0.02% of average net assets.

The accompanying notes are an integral part of these financial statements.
14

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements
December 31, 2011

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Mid Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under valuation procedures approved by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; and trading halts or suspensions.

B. Investment Income and Investments — Investment income is comprised of interest income and dividend income, and is recorded net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date with realized gains and losses on sales calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Any foreign capital gains tax is accrued daily on net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in U.S. real estate investment trusts

          15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)
December 31, 2011

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

(“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost of the REIT.

C. Commission Recapture — The Fund may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

D. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

E. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).
The levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments.
The following is a summary of the Fund’s investments categorized in the fair value hierarchy as of December 31, 2011:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$736,922,057	$—	$—

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the fiscal year ended December 31, 2011, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First	Next	Next	Over	Effective	Effective Net
$2 billion	$3 billion	$3 billion	$8 billion	Rate	Management Rate

0.80%	0.72%	0.68%	0.67%	0.80%	0.79%*

*	Effective June 30, 2011, GSAM agreed to waive a portion of its management fee in order to achieve an effective net management rate of 0.77% through at least April 29, 2012. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees. For the fiscal year ended December 31, 2011, GSAM waived approximately $119,600 of the Fund’s management fee.

B. Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional and Service Shares.

D. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.054% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These Other Expense reimbursements will remain in place through at least April 29, 2012, and prior to such date GSAM may not terminate the arrangement without the approval of the trustees. For the fiscal year ended December 31, 2011, GSAM did not make any reimbursements to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian, which may result in a reduction of the Fund’s expenses. For the fiscal year ended December 31, 2011, custody fee credits were approximately $3,100.
As of December 31, 2011, the amounts owed to affiliates were approximately $497,800, $33,400 and $13,000 for management, distribution and service, and transfer agent fees, respectively.

E. Line of Credit Facility — As of December 31, 2011, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2011, the Fund did not have any borrowings under the facility.

F. Other Transactions with Affiliates — For the fiscal year ended December 31, 2011, Goldman Sachs earned approximately $77,400 in brokerage commissions from portfolio transactions on behalf of the Fund.

          17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)
December 31, 2011

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2011, were $640,311,892 and $743,991,577, respectively.

6. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2011 was as follows:

	2010	2011

Distributions paid from ordinary income	$5,357,245	$5,966,723

As of December 31, 2011, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$3,191,553

Capital loss carryovers:(1)(2)
Expiring 2017	$(129,955,252)

Timing differences (post October loss deferral and certain REIT dividends)	(12,963,708)
Unrealized gains — net	18,693,015

Total accumulated losses — net	$(121,034,392)

(1)	Under new tax rules, capital losses recognized in tax years beginning after December 22, 2010, that do not offset recognized capital gains, may be carried over to future years perpetually, and retain their character as either short-term or long-term that can offset recognized capital gains in such future years. Previously, all capital loss carryovers were treated as short-term and such carryovers generally expired eight years after the initial loss arose. Perpetual capital loss carryovers are required to be utilized prior to expiring capital loss carryovers.
(2)	Expiration occurs on December 31 of the year indicated. The Fund utilized $92,233,445 of capital losses in the current fiscal year.

As of December 31, 2011, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$718,229,042

Gross unrealized gain	66,350,507
Gross unrealized loss	(47,657,492)

Net unrealized security gain	$18,693,015

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of partnership and real estate investment trust investments.
In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $57,512 from undistributed net investment income to accumulated net realized gain (loss). This reclassification has no impact on the net asset value of the Fund and result primarily from the difference in the tax treatment of real estate investment trust investments.
GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

7. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Fund’s Shareholder Concentration Risk — Certain participating insurance companies, accounts or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Liquidity Risk — The Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

10. OTHER MATTERS

New Accounting Pronouncement — In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund’s financial statements.

          19

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)
December 31, 2011

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2011		December 31, 2010
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	2,829,878	$39,771,062	2,606,517	$31,970,939
Reinvestment of distributions	390,625	5,031,254	337,912	4,764,554
Shares redeemed	(11,606,383)	(162,091,250)	(21,886,065)	(265,055,214)

	(8,385,880)	(117,288,934)	(18,941,636)	(228,319,721)

Service Shares
Shares sold	3,411,041	47,248,381	1,609,166	20,261,326
Reinvestment of distributions	72,573	935,469	41,975	592,691
Shares redeemed	(1,691,746)	(23,778,036)	(2,031,654)	(24,868,183)

	1,791,868	24,405,814	(380,513)	(4,014,166)

NET DECREASE	(6,594,012)	$(92,883,120)	(19,322,149)	$(232,333,887)

20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Mid Cap Value Fund (the “Fund”) at December 31, 2011, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 14, 2012

          21

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Fund Expenses — Six Month Period Ended December 31, 2011 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 through December 31, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses Paid
			for the
	Beginning	Ending	6 Months
	Account Value	Account Value	Ended
Share Class	7/01/11	12/31/11	12/31/11*
Institutional
Actual	$1,000	$882.40	$3.99
Hypothetical 5% return	1,000	1,020.97 +	4.28

Service
Actual	1,000	881.60	5.17
Hypothetical 5% return	1,000	1,019.71 +	5.55

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.84% and 1.09% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
Ashok N. Bakhru Age: 69	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	104	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 51	Trustee	Since 2010	Mr. Burke is retired (since 2010). He is a Director, Avista Corp. (2011-Present); and was formerly Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	104	Avista Corp. (an energy company)

John P. Coblentz, Jr. Age: 70	Trustee	Since 2003	Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Diana M. Daniels Age: 62	Trustee	Since 2007	Ms. Daniels is retired (since 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees of Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Joseph P. LoRusso Age: 54	Trustee	Since 2010	Mr. LoRusso is retired (since 2008). Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Jessica Palmer Age: 62	Trustee	Since 2007	Ms. Palmer is retired (since 2006). She is a Director, Emerson Center for the Arts and Culture (2011- Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Richard P. Strubel Age: 72	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	104	The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

          23

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
James A. McNamara* Age: 49	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	104	None

Alan A. Shuch* Age: 62	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of December 31, 2011.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Trust. As of December 31, 2011, the Trust consisted of 12 portfolios (11 of which currently offer shares to the public). Goldman Sachs Trust consisted of 90 portfolios (83 of which currently offer shares to the public) and the Goldman Sachs Municipal Opportunity Fund and did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 49	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 43	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 40	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2011.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the fiscal year ended December 31, 2011, 100% of the dividends paid from net investment company taxable income by the Mid Cap Value Fund qualify for the dividends received deduction available to corporations.

          25

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York New York 10282

Visit our website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2011 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown are as of December 31, 2011 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital international Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.
Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Mid Cap Value Fund.

© 2012 Goldman Sachs. All rights reserved.
VITMIDCAR12/67854.MF.MED.TMPL/2/2012

Goldman
Sachs Variable Insurance Trust

                               Goldman Sachs
                               Strategic International Equity Fund

Annual Report
December 31, 2011

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic International Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Strategic International Equity Fund invests primarily in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments.

          1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs International Equity Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic International Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2011 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of -15.05% and -15.16%, respectively. These returns compare to the -12.14% average annual total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (net, unhedged) (the “MSCI EAFE Index”), during the same time period.

What economic and market factors most influenced the international equity markets as a whole during the Reporting Period?

International equities, as measured by the MSCI EAFE Index, lost 12.14% in U.S. dollar terms during the Reporting Period. Despite gains in the first, second and fourth quarters of 2011, annual performance was defined by the steep decline in the third quarter as the European sovereign debt crisis worsened and the global economy looked at risk.

Early in the Reporting Period, energy stocks made strong gains as the benchmark Brent crude oil price reached almost $120 per barrel by March on supply disruption fears stemming from escalating unrest across North Africa and the Middle East. However, beginning in March, investor enthusiasm began to wane as the European sovereign debt crisis took a turn for the worse following an inconclusive Eurozone summit, a downgrade of Portugal’s debt by independent ratings agency Standard & Poor’s to BBB−, and news that Greece had failed to meet its deficit targets. In addition, the Japanese equity market suffered a sharp decline in March following the devastating earthquake and tsunami that caused a nuclear crisis in the country. Japanese production suffered its biggest fall in March since records began to be kept in 1953, and supply chains were heavily disrupted. In addition, the Bank of Japan reduced its growth forecast for the nation for the fiscal year by a percentage point to 0.6% on weaker economic data. Brent crude oil prices peaked at $126 per barrel in April and then began to recede on concerns that demand might be slowing, prompting declines in the energy sector.

Increasing concern over Europe’s sovereign debt crisis and a global economic slowdown dominated global equity performance during the third quarter of 2011. The prospect of a Greek default and the lack of agreement on a solution amongst European leaders weighed heavily on European equity markets. At the same time, Standard & Poor’s downgraded U.S. sovereign debt one notch from AAA to AA+ in August 2011 for the first time in history, and in September, the U.S. Federal Reserve Board (the Fed) announced a plan for additional monetary easing, which further fueled concerns over the economic outlook. Equity market weakness during the third quarter was broad based and pushed many equity indices into negative territory year to date. Expectations of weaker demand from a slowing global economy also knocked down many commodity prices, including oil. As a result, during the third quarter, the cyclically-oriented materials and energy sectors gave up earlier gains, and financials stocks, particularly banks, were heavily penalized for the sovereign debt issues in Europe and the U.S. More defensive sectors, such as consumer staples, utilities and telecommunication services, fared significantly better.

Following the steep declines of the third quarter, international equities rallied back forcefully in October, largely on optimism that European leaders would work out a solution for the sovereign debt crisis at a summit later in the month. An agreement was indeed reached, but on October 31, the Greek prime minster shocked other European leaders and the financial markets by calling for a referendum on the proposal, which could threaten the agreement. As a result, European equities retreated in November. Concern for the fate of the European Monetary Union intensified during the latter part of the fourth quarter as the Greek and Italian government leaders were replaced by technocrats, credit conditions tightened for banks, yields on Italian and Spanish government debt hovered near unsustainable levels, and Germany had a surprisingly disappointing bond auction. Japanese equities were also weak late in the fourth quarter because of production disruptions from the floods in Thailand and a corporate scandal that made headlines. Asia ex-Japan equities also retreated late in 2011, partially as a result of weakening currencies versus the U.S. dollar.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

During the Reporting Period overall, equity markets in all regions declined, although European equities outperformed Japanese and Asia ex-Japan equities. Sector performance within the MSCI EAFE Index was more varied. Economically-sensitive cyclical sectors, such as materials and financials, posted sharp losses, while traditionally defensive sectors, such as health care and consumer staples, made gains.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s underperformance of the MSCI EAFE Index during the Reporting Period can be primarily attributed to individual stock selection.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

The biggest detractors from Fund performance relative to the MSCI EAFE Index during the Reporting Period were Swiss-based information technology company Temenos, Netherlands-based Royal Dutch Shell and U.K. insurance company Admiral.

European system banking software specialist Temenos detracted from the Fund’s results during the Reporting Period. Its share price weakness was due primarily to investor concern that European banks would defer purchases given the uncertainty surrounding the European sovereign debt crisis. We maintained a modest position in the company, as we believe Temenos has compelling long-term prospects given its strong position in the structurally growing market of packaged software solutions for banks. The opportunity for margin expansion with low-margin implementation projects increasingly undertaken by partners and the company’s significant exposure to emerging market growth further support our positive view on the company.

Royal Dutch Shell detracted from the Fund’s results because the Fund was underweighted this strongly-performing stock in 2011. We favored positions in Total and ENI among the major oil companies as we had greater confidence in their production growth profiles, and both Total and ENI presented, in our view, more compelling valuation cases compared to their peers.

Admiral performed well during the first half of the Reporting Period. However, the company proved to be a major detractor from Fund results for the Reporting Period overall based on several factors. First, in October, investors’ perception that the stock was defensive hurt it in a less risk-averse market and a rallying financials sector. Admiral’s share price also experienced weakness in the latter part of the Reporting Period due to investor concerns of upward revisions to loss ratio estimates for the 2009 and 2010 underwriting years highlighted in the company’s half-year results. Further, there was some high profile political pressure on the U.K. motor insurance industry with regard to lawyer referral fees and industry price increases. Finally, in November, the company announced that its underwriting results relating to large bodily injury claims had deteriorated from the first half of the year. In the early stages of claims development, actuarial estimates of losses can vary significantly from where they ultimately settle, so it remained to be seen at the end of the Reporting Period whether Admiral’s recent poor claims experience is true deterioration or merely “noise.” Thus, despite the stock’s weakness, we continued to hold a favorable long-term view of the company as we believe it has a significant cost advantage in operating expenses and claims cost compared to its peers. That said, in light of the uncertainty surrounding the company, we began trimming the Fund’s position in Admiral and continue to monitor the situation.

What were some of the Fund’s best-performing individual stocks?

The greatest contributors to Fund performance relative to the MSCI EAFE Index during the Reporting Period were French alcohol manufacturer Remy Cointreau, Italian integrated oil company ENI and U.K. oil and gas exploration and production company Tullow Oil.

Remy Cointreau was a strong individual contributor to the Fund’s results during the Reporting Period. The company posted results that surpassed expectations, as strong sales growth was driven by its premium products, most notably VSP and XO qualities of Remy Martin Cognac. At the end of the Reporting Period, we continued to favor this company as its products are becoming more popular and affordable in regions such as Asia, Russia and the Middle East.

In the early part of 2011, ENI was moderately impacted by production shut-downs and delays caused by the Arab spring. The company has a large footprint in the Middle East, particularly in Libya, and so it was more heavily impacted than many of the other major European oil companies. Then, as the European sovereign debt crisis dominated the markets in the middle part of the year, ENI suffered in line with the Italian equity market broadly, despite the resilience of oil prices. However, as sovereign debt concerns began to ease in the fourth quarter of 2011, ENI’s share price performance diverged from its local market, and the stock strongly outperformed, pushing it into the top contributors to Fund performance for the annual period overall. Further supporting the stock’s strong performance was positive news in October that ENI had made a large natural gas discovery off the coast of Mozambique.

Another strong contributor to the Fund’s performance during the Reporting Period was Tullow Oil. Shares of the company increased after the oil discovery made by its Zaedyus exploration well in offshore French Guiana. Tullow has built a strong and

          3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

unique acreage position in South America, and we believe this discovery could mark the start of a significant and potentially transformational long-term exploration and appraisal campaign in the region.

Which equity market sectors most significantly affected Fund performance?

The biggest detractors from the Fund’s relative results during the Reporting Period were information technology, health care and utilities, where stock selection in each of these sectors weighed negatively on performance.

Effective security selection within the consumer discretionary and telecommunication services sectors contributed positively to the Fund’s performance relative to the MSCI EAFE Index during the Reporting Period. The Fund’s overweighted position in the strongly-performing consumer discretionary sector and underweighted exposure to the weaker materials sector relative to the MSCI EAFE Index also added value.

Which countries or regions most affected the Fund’s performance during the Reporting Period?

Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI EAFE Index. This effect may be even more pronounced in countries that represent only a modest proportion of the MSCI Index.

That said, the countries that detracted most from the Fund’s performance during the Reporting Period were the U.K., Japan and Sweden. The Fund’s overall positioning in France, Germany and Indonesia contributed most positively to the Fund’s returns relative to the MSCI EAFE Index.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used index futures, on an opportunistic basis, to ensure the portfolio remained almost fully exposed to equities following cash inflows or stock sales.

Did the Fund make any significant purchases or sales during the Reporting Period?

During the Reporting Period, we established Fund positions in Unilever, Westpac Banking and BP, as we believe each is a quality company with an attractive valuation. More specifically, we favored U.K.-based consumer goods manufacturer Unilever because we believe the company has an impressive suite of quality products with pricing power, an improved business structure and exposure to high growth emerging markets.

A position in Westpac Banking, the second largest bank in Australia and New Zealand, was added to the Fund during the Reporting Period. The bank, conservatively run in our view, is purely focused on servicing Australia and New Zealand, unlike its peers, and on retail and commercial banking. Attributes of the company that we find compelling include a strong capital base and a good funding profile. In addition, its loan book has consistently experienced better asset quality versus its peers due, we believe, to its focus on safe mortgages. In our view, a strong cost discipline helps the bank earn a consistently high return on equity. Furthermore, we believe its valuation at the time of purchase was attractive for a bank of this quality in a global context.

We decided to initiate a position in U.K. integrated oil company BP based on what we believed to be its attractive relative valuation and our expectations for positive earnings revisions and strong cash flow generation. Furthermore, we thought that the risk of further Macondo provisioning requirements is reducing, and the company may possibly turn out to be over-provisioned. That is, BP has set aside a certain amount of finances to provide for ultimate fines, penalties and economic compensation related to its role in Macondo oil well spill, to be determined upon conclusion of a trial that may still last for years to come.” Macondo is the well involved in the Gulf of Mexico disaster in 2010.

We exited the Fund’s position in GlaxoSmithKline, KPN and Sony during the Reporting Period.

We eliminated the Fund’s position in U.K. pharmaceuticals company GlaxoSmithKline as it had been a strong performer, and the stock subsequently appeared to us to be expensive relative to its large-cap pharmaceutical peers.

We exited the Fund’s position in Dutch telecommunications company KPN due to news that impacted our original investment thesis on the company. More specifically, we sold the position in KPN based on announcements that the competitive landscape would be changing in the Dutch mobile phone market, a market in which KPN currently has a dominant market share. We were also concerned about pressures around KPN’s revenue as Dutch consumers seem to be moving away from “out of bundle” SMS (Short Message Service, i.e. the text communication service component of phone, web or mobile communication systems) and voice usage in favor of free smartphone applications, such as e-mail or instant messaging.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

We sold the Fund’s position in Japanese electric appliances company Sony during the Reporting Period based on our belief that there were potentially more attractive opportunities elsewhere.

Were there any notable changes in the Fund’s sector or country weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making regional, country, sector or industry bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector or country weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, there were no notable changes in the Fund’s sector or country weightings during the Reporting Period.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2011, the Fund had greater weightings than the MSCI EAFE Index in the industrials, information technology and utilities sectors. The Fund had underweighted allocations to the financials, telecommunication services, consumer discretionary, consumer staples, materials and health care sectors and was rather neutrally weighted to the MSCI EAFE Index in the energy sector at the end of the Reporting Period.

From a country perspective, the Fund had greater positions in Switzerland and Finland relative to the MSCI EAFE Index at the end of December 2011. The Fund had less exposure to Japan than the MSCI EAFE Index at the end of the Reporting Period. On the same date, the Fund had rather neutral exposures to Italy and the Netherlands compared to the MSCI EAFE Index.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, but closely monitored, effect.

What is the Fund’s tactical view and strategy for the months ahead?

In our view, international equity performance will continue to be heavily influenced in the months ahead by the European sovereign debt crisis. After all, until a solution is found, these sovereign debt crises will likely continue to make it difficult for investors to assess risks with confidence, thus hindering equity market performance. On the other hand, resolution of the sovereign debt crisis would likely lift European and global equities broadly. While we believe that a solution will ultimately emerge, the process may take time. Until then, our challenge as investors is to seek ways in which we can use current conditions to optimal opportunity without taking undue risk. For example, we believe a number of high quality cyclical stocks were trading, at the end of the Reporting Period, at discounted valuations simply because the companies are based in Europe. Conversely, we find financial stocks, particularly banks, to have too much risk for the near term, despite their potential for significant outperformance on news of a solution. Stocks in many defensive industries were trading, at the end of the Reporting Period, at valuations we believe do not offer a compelling reward for risk and could have downside should a European plan indeed emerge.

Outside of the European sovereign debt crisis, we believe an improving global economy broadly should help international corporate earnings, as most regions should benefit from strong export trends. Even in Europe, over half of corporate revenues now come from outside of Europe and the U.S. We also expect a rebound in Japanese corporate earnings and economic growth in 2012, as issues from 2011 — including the Tohoku earthquake, the floods in Thailand and the record high levels of the yen — recede. Further supporting our view on Japanese corporate earnings is our belief that the 12 trillion yen fiscal stimulus package, the second largest in Japan’s history, should promote reconstruction demand in Tohoku and boost Japan’s overall economic growth. Finally, following the Tohoku earthquake, Japanese companies started to expand their overseas business more rapidly through local production and mergers and acquisitions. We believe this strategy may well benefit Japanese companies in the new year, as they seek to build market share in the faster growing Asian markets.

Individual stock selection, then, will be critical, in our view, to generating returns in this more challenging environment anticipated for the near term. Corporate margins in many regions are at historically high levels, which is a factor that concerned us in 2011 and remains a risk into 2012. With this in mind, as fundamental equity investors, we intend to look for companies that may be currently misunderstood or mispriced by the market — for example, due to a European domicile — but that we believe have the ability to sustain, or possibly increase, their profit margins through robust business models, market share gains or other distinct opportunities for growth.

As always, we continue to focus on building the Fund’s quality portfolio through intense bottom-up research and believe such a disciplined strategy will help us position the Fund effectively in these still uncertain times.

          5

FUND BASICS

Strategic International Equity Fund
as of December 31, 2011

STANDARDIZED TOTAL RETURNS[1]

For the period ended 12/31/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Institutional	-15.05%	-6.79%	2.06%	1.95%	1/12/98
Service	-15.16	-6.96	N/A	-3.53	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS[2]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Institutional	0.97%	1.09%
Service	1.22	1.34

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

Portfolio Composition

TOP TEN HOLDINGS AS OF 12/31/11[3]

	% of Total
Holding	Net Assets	Line of Business	Country

HSBC Holdings PLC	3.0%	Banks	United Kingdom
Novartis AG (Registered)	2.6	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
BASF SE	2.2	Materials	Germany
Unilever NV CVA	2.1	Food, Beverage & Tobacco	Netherlands
Bayer AG (Registered)	2.0	Pharmaceuticals, Biotechnology & Life Sciences	Germany
Vodafone Group PLC	2.0	Telecommunication Services	United Kingdom
Westpac Banking Corp.	1.9	Banks	Australia
Rio Tinto PLC	1.9	Materials	United Kingdom
Sumitomo Mitsui Financial Group, Inc.	1.9	Banks	Japan
BP PLC	1.9	Energy	United Kingdom

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS[4]

As of December 31, 2011

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

          7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Performance Summary
December 31, 2011

The following graph shows the value, as of December 31, 2011, of a $10,000 investment made on January 1, 2002 in the Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE Index (unhedged, net, with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic International Equity Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2002 through December 31, 2011.

Average Annual Total Return through December 31, 2011	One Year	Five Years	Ten Years	Since Inception

Institutional (Commenced January 12, 1998)	−15.05%	−6.79%	2.06%	1.95%
Service (Commenced January 9, 2006)	−15.16%	−6.96%	N/A	−3.53%

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments
December 31, 2011

The accompanying notes are an integral part of these financial statements.          9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
December 31, 2011

Shares	Description	Value

Common Stocks – (continued)

Netherlands – 3.1%
31,751	Royal Dutch Shell PLC Class B (Energy)	$1,207,741
81,137	TNT Express NV (Transportation)	604,306
113,378	Unilever NV CVA (Food, Beverage & Tobacco)	3,898,338

		5,710,385

South Korea – 0.7%
1,476	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,357,681

Sweden – 4.0%
195,870	Scania AB Class B (Capital Goods)	2,891,267
70,382	Svenska Handelsbanken AB Class A (Banks)	1,844,401
246,004	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	2,494,632

		7,230,300

Switzerland – 13.1%
37,666	Aryzta AG (Food, Beverage & Tobacco)	1,817,131
35,833	Julius Baer Group Ltd. (Diversified Financials)*	1,395,782
7,077	Kuehne + Nagel International AG (Registered) (Transportation)	792,476
82,482	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	4,709,151
8,080	Partners Group Holding AG (Diversified Financials)	1,407,631
12,725	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	2,152,031
7,572	Schindler Holding AG (Capital Goods)	880,169
15,265	Sulzer AG (Registered) (Capital Goods)	1,625,512
30,649	Temenos Group AG (Registered) (Software & Services)*	500,351
261,597	UBS AG (Registered) (Diversified Financials)*	3,103,243
62,512	Weatherford International Ltd. (Energy)*	881,792
35,694	Wolseley PLC (Capital Goods)	1,180,588
15,002	Zurich Financial Services AG (Insurance)*	3,380,061

		23,825,918

United Kingdom – 22.3%
135,771	Admiral Group PLC (Insurance)	1,800,043
42,742	Anglo American PLC (Materials)	1,578,897
33,766	ASOS PLC (Retailing)*	647,922
112,242	BG Group PLC (Energy)	2,397,898
479,300	BP PLC (Energy)	3,414,192
706,169	HSBC Holdings PLC (Banks)	5,390,929
75,352	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	2,851,359
89,471	Inmarsat PLC (Telecommunication Services)	560,334
409,129	Marks & Spencer Group PLC (Retailing)	1,976,012
155,951	National Grid PLC (Utilities)	1,507,389
50,759	Reckitt Benckiser Group PLC (Household & Personal Products)	2,503,435
363,426	Reed Elsevier PLC (Media)	2,925,621
70,807	Rio Tinto PLC (Materials)(a)	3,458,678
3,839,440	Royal Bank of Scotland Group PLC (Banks)*	1,210,221
98,378	Tullow Oil PLC (Energy)	2,137,576
155,437	Victrex PLC (Materials)	2,644,453
1,289,451	Vodafone Group PLC (Telecommunication Services)	3,595,127

		40,600,086

TOTAL COMMON STOCKS
(Cost $181,522,869)		$169,525,134

Exchange Traded Fund – 4.7%
Australia – 4.7%
402,441	iShares MSCI Australia Index Fund	$8,628,335
(Cost $6,730,763)

TOTAL INVESTMENTS – 97.9%
(Cost $188,253,632)		$178,153,469

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.1%		3,791,838

NET ASSETS – 100.0%		$181,945,307

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviations:
ADR	—	American Depositary Receipt
CVA	—	Dutch Certification

10          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

SPI 200 Index	18	March 2012	$1,849,785	$(68,165)

The accompanying notes are an integral part of these financial statements.          11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Assets and Liabilities
December 31, 2011

Assets:

Investments, at value (cost $188,253,632)	$178,153,469
Cash	4,070,124
Foreign currencies, at value (cost $1,252,721)	1,251,849
Receivables:
Dividends	324,184
Investments sold	150,639
Foreign tax reclaims	101,858
Fund shares sold	660

Total assets	184,052,783

Liabilities:

Payables:
Investments purchased	1,722,759
Amounts owed to affiliates	161,337
Fund shares redeemed	112,850
Futures variation margin	3,941
Accrued expenses	106,589

Total liabilities	2,107,476

Net Assets:

Paid-in capital	324,804,958
Undistributed net investment income	90,361
Accumulated net realized loss	(132,762,236)
Net unrealized loss	(10,187,776)

NET ASSETS	$181,945,307

Net Assets:
Institutional	$55,954,095
Service	125,991,212

Total Net Assets	$181,945,307

Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	7,767,534
Service	17,460,430

Net asset value, offering and redemption price per share:
Institutional	$7.20
Service	7.22

12          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Operations
For the Fiscal Year Ended December 31, 2011

Investment income:

Dividends (net of foreign taxes withheld of $504,125)	$8,699,179
Interest	24,153

Total investment income	8,723,332

Expenses:

Management fees	1,836,944
Distribution and Service fees — Service Class	367,533
Custody and accounting fees	148,658
Professional fees	99,646
Printing and mailing costs	80,374
Transfer Agent fees(a)	43,219
Trustee fees	16,285
Other	20,281

Total expenses	2,612,940

Less — expense reductions	(97,608)

Net expenses	2,515,332

NET INVESTMENT INCOME	6,208,000

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments	5,593,393
Futures contracts	(2,087,880)
Foreign currency transactions	(251,180)
Net change in unrealized gain (loss) on:
Investments	(41,700,409)
Futures contracts	11,977
Foreign currency translation	(43,210)

Net realized and unrealized loss	(38,477,309)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(32,269,309)

(a)	Institutional and Service Shares had Transfer Agent fees of $13,819 and $29,400, respectively.

The accompanying notes are an integral part of these financial statements.          13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statements of Changes in Net Assets

	For the	For the
	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2011	December 31, 2010

From operations:

Net investment income	$6,208,000	$2,768,882
Net realized gain	3,254,333	20,455,703
Net change in unrealized loss	(41,731,642)	(929,246)

Net increase (decrease) in net assets resulting from operations	(32,269,309)	22,295,339

Distributions to shareholders:

From net investment income
Institutional Shares	(2,178,755)	(1,126,914)
Service Shares	(4,515,597)	(1,932,729)

Total distributions to shareholders	(6,694,352)	(3,059,643)

From share transactions:

Proceeds from sales of shares	8,234,940	8,858,275
Reinvestment of distributions	6,694,352	3,059,643
Cost of shares redeemed	(30,792,473)	(33,755,347)

Net decrease in net assets resulting from share transactions	(15,863,181)	(21,837,429)

TOTAL DECREASE	(54,826,842)	(2,601,733)

Net assets:

Beginning of year	236,772,149	239,373,882

End of year	$181,945,307	$236,772,149

Undistributed net investment income	$90,361	$528,796

14          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations				Distributions to shareholders
				Net									Ratio of	Ratio of
	Net asset			realized			From		Net asset		Net assets,	Ratio of	total	net investment
	value,	Net		and	Total from	From net	net		value,		end of	net expenses	expenses	income		Portfolio
	beginning	investment		unrealized	investment	investment	realized	Total	end of	Total	year	to average	to average	to average		turnover
Year - Share Class	of year	income(a)		gain (loss)	operations	income	gains	distributions	year	return(b)	(in 000s)	net assets	net assets	net assets		rate

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011 - Institutional	$8.82	$0.26	(c)	$(1.59)	$(1.33)	$(0.29)	$—	$(0.29)	$7.20	(15.05)%	$55,954	0.99%	1.04%	3.03	%(c)	143%
2011 - Service	8.83	0.24	(c)	(1.58)	(1.34)	(0.27)	—	(0.27)	7.22	(15.16)	125,991	1.24	1.29	2.80	(c)	143

2010 - Institutional	8.11	0.11		0.73	0.84	(0.13)	—	(0.13)	8.82	10.36	77,558	1.02	1.05	1.38		112
2010 - Service	8.12	0.09		0.73	0.82	(0.11)	—	(0.11)	8.83	10.09	159,214	1.27	1.30	1.13		112

2009 - Institutional	6.41	0.13		1.71	1.84	(0.14)	—	(0.14)	8.11	28.69	82,015	1.07	1.07	1.80		118
2009 - Service	6.42	0.11		1.71	1.82	(0.12)	—	(0.12)	8.12	28.37	157,359	1.32	1.32	1.51		118

2008 - Institutional	13.76	0.32	(d)	(6.69)	(6.37)	(0.33)	(0.65)	(0.98)	6.41	(45.87)	74,149	1.12	1.12	2.95	(d)	165
2008 - Service	13.76	0.28	(d)	(6.67)	(6.39)	(0.30)	(0.65)	(0.95)	6.42	(46.00)	113,836	1.37	1.37	2.64	(d)	165

2007 - Institutional	14.49	0.20		0.92	1.12	(0.21)	(1.64)	(1.85)	13.76	7.88	136,785	1.16 (e)	1.16 (e)	1.30	(e)	134
2007 - Service	14.49	0.20		0.92	1.12	(0.21)	(1.64)	(1.85)	13.76	7.86	225,901	1.18 (e)	1.41 (e)	1.30	(e)	134

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year.
(c)	Reflects income recognized from a corporate action which amounted to $0.11 per share and 1.33% of average net assets.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.12 per share and 1.12% of average net assets.
(e)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately 0.02% of average net assets.

The accompanying notes are an integral part of these financial statements.
15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements
December 31, 2011

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic International Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.
Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the United States (“U.S.”) securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent fair value service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAMI by taking into consideration market or security specific information as discussed below.
Investments in equity securities and investment companies traded on a U.S. securities exchange, the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under valuation procedures approved by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations,

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; and trading halts or suspensions.

B. Investment Income and Investments — Investment income is comprised of interest income and dividend income, and is recorded net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date with realized gains and losses on sales calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Any foreign capital gains tax is accrued daily on net unrealized gains, and is payable upon sale of such investments.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within realized gain (loss) on foreign currency transactions.

F. Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund’s strategies and potentially result in a loss. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts.

          17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2011

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAMI’s assumptions in determining fair value measurement).

The levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments.
The following is a summary of the Fund’s investments and derivatives categorized in the fair value hierarchy as of December 31, 2011:

Investment Type	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$10,243,865	$167,909,604	(a)	$—

Derivative Type

Liabilities
Futures Contracts(b)	$(68,165)	$—		$—

(a)	To adjust for the time difference between local market close and the calculation of net asset value, the Fund utilizes fair value model prices for international equities provided by an independent service resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

4. INVESTMENTS IN DERIVATIVES

The Fund may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and/or the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
During the fiscal year ended December 31, 2011, the Fund entered into futures contracts. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The following table sets forth, by certain risk types, the gross value of these derivative contracts for trading activities as of December 31, 2011. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

4. INVESTMENTS IN DERIVATIVES (continued)

	Statement of
	Assets and Liabilities
Risk	Location	Liabilities(a)

Equity	Payable for futures variation margin	$(68,165)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2011. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statement of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(2,087,880)	$11,977	115

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2011.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAMI manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAMI is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the fiscal year ended December 31, 2011, contractual and effective net management fees with GSAMI were at the following rates:

Contractual Management Rate
First	Next	Next	Next	Over	Effective	Effective Net
$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Management Rate

0.85%	0.77%	0.73%	0.72%	0.71%	0.85%	0.83%*

*	Effective June 30, 2011, GSAMI agreed to waive a portion of its management fee in order to achieve an effective net management rate of 0.81% through at least April 29, 2012. Prior to such date GSAMI may not terminate the arrangement without the approval of the trustees. For the fiscal year ended December 31, 2011, GSAMI waived approximately $39,500 of the Fund’s management fee.

B. Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional and Service Shares.

          19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2011

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D. Other Expense Agreements and Affiliated Transactions — GSAMI has agreed to limit certain “Other Expense” of the Fund (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.144% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. These Other Expense reimbursements will remain in place through at least April 29, 2012, and prior to such date GSAMI may not terminate the arrangement without the approval of the trustees. For the fiscal year ended December 31, 2011, GSAMI reimbursed approximately $54,300 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian, which may result in a reduction of the Fund’s expenses. For the fiscal year ended December 31, 2011, custody fee credits were approximately $3,800.
As of December 31, 2011, the amounts owed to affiliates were approximately $131,500, $26,700 and $3,100 for management, distribution and service, and transfer agent fees, respectively.

E. Line of Credit Facility — As of December 31, 2011, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAMI or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2011, the Fund did not have any borrowings under the facility.

F. Other Transactions with Affiliates — For the fiscal year ended December 31, 2011, Goldman Sachs earned approximately $6,000 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2011, were $295,445,070 and $309,494,752, respectively.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2011 was as follows:

	2010	2011

Distributions paid from ordinary income	$3,059,643	$6,694,352

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

7. TAX INFORMATION (continued)

As of December 31, 2011, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$468,658

Capital loss carryovers:(1)(2)
Expiring 2016	$(57,900,490)
Expiring 2017	(63,558,058)

Total capital loss carryovers	$(121,458,548)

Timing differences (late year ordinary loss and post October loss deferrals)	(8,578,118)
Unrealized losses — net	(13,291,643)

Total accumulated losses — net	$(142,859,651)

(1)	Under new tax rules, capital losses recognized in tax years beginning after December 22, 2010, that do not offset recognized capital gains, may be carried over to future years perpetually, and retain their character as either short-term or long-term that can offset recognized capital gains in such future years. Previously, all capital loss carryovers were treated as short-term and such carryovers generally expired eight years after the initial loss arose. Perpetual capital loss carryovers are required to be utilized prior to expiring capital loss carryovers.
(2)	Expiration occurs on December 31 of the year indicated. The Fund utilized $11,195,305 of capital losses in the current fiscal year.

As of December 31, 2011, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$191,357,499

Gross unrealized gain	6,534,682
Gross unrealized loss	(19,738,712)

Net unrealized security loss	$(13,204,030)

Net unrealized loss on other investments	(87,613)

Net unrealized loss	$(13,291,643)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.
In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $47,917 from accumulated net realized gain (loss) to undistributed net investment income. These reclassifications have no impact on the net asset value of the Fund and result primarily from the differences in the tax treatment of foreign currency transactions and passive foreign investment company investments.
GSAMI has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets.

          21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2011

8. OTHER RISKS (continued)

Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Fund’s Shareholder Concentration Risk — Certain participating insurance companies, accounts or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Liquidity Risk — The Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAMI has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. OTHER MATTERS

New Accounting Pronouncement — In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund’s financial statements.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2011		December 31, 2010
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	125,795	$1,027,362	177,071	$1,399,863
Reinvestment of distributions	305,576	2,178,755	128,790	1,126,914
Shares redeemed	(1,456,936)	(12,601,962)	(1,630,467)	(13,247,331)

	(1,025,565)	(9,395,845)	(1,324,606)	(10,720,554)

Service Shares
Shares sold	906,394	7,207,578	950,196	7,458,412
Reinvestment of distributions	632,436	4,515,597	220,380	1,932,729
Shares redeemed	(2,107,462)	(18,190,511)	(2,528,885)	(20,508,016)

	(568,632)	(6,467,336)	(1,358,309)	(11,116,875)

NET DECREASE	(1,594,197)	$(15,863,181)	(2,682,915)	$(21,837,429)

          23

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Strategic International Equity Fund (the “Fund”) at December 31, 2011, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 14, 2012

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Fund Expenses — Six Month Period Ended December 31, 2011 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 through December 31, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses Paid
			for the
	Beginning	Ending	6 Months
	Account Value	Account Value	Ended
Share Class	7/01/11	12/31/11	12/31/11*
Institutional
Actual	$1,000	$811.80	$4.43
Hypothetical 5% return	1,000	1,020.32 +	4.94

Service
Actual	1,000	811.60	5.57
Hypothetical 5% return	1,000	1,019.06 +	6.21

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.97% and 1.22% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

          25

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
Ashok N. Bakhru Age: 69	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	104	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 51	Trustee	Since 2010	Mr. Burke is retired (since 2010). He is a Director, Avista Corp. (2011-Present); and was formerly Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	104	Avista Corp. (an energy company)

John P. Coblentz, Jr. Age: 70	Trustee	Since 2003	Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Diana M. Daniels Age: 62	Trustee	Since 2007	Ms. Daniels is retired (since 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees of Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Joseph P. LoRusso Age: 54	Trustee	Since 2010	Mr. LoRusso is retired (since 2008). Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Jessica Palmer Age: 62	Trustee	Since 2007	Ms. Palmer is retired (since 2006). She is a Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Richard P. Strubel Age: 72	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	104	The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
James A. McNamara* Age: 49	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	104	None

Alan A. Shuch* Age: 62	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of December 31, 2011.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Trust. As of December 31, 2011, the Trust consisted of 12 portfolios (11 of which currently offer shares to the public). Goldman Sachs Trust consisted of 90 portfolios (83 of which currently offer shares to the public) and the Goldman Sachs Municipal Opportunity Fund and did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

          27

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 49	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 43	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 40	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2011.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the 2011 tax year, the Strategic International Equity Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the Strategic International Equity Fund from sources within foreign countries and possessions of the United States was $0.2577 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Fund during the fiscal year ended December 31, 2011 from foreign sources was 94.60%. The total amount of foreign taxes paid by the Fund was $0.0204 per share.

          29

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser Christchurch Court, 10-15 Newgate Street London, EC1A 7HD, England, United Kingdom

Visit our website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ending June 30, 2011 is available (i) without charge, upon request by calling 1-800-621-2550, and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown are as of December 31, 2011 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic International Equity Fund.

© 2012 Goldman Sachs. All rights reserved.
VITINTLAR12/67839.MF.MED.TMPL/2/2012

Goldman
Sachs Variable Insurance Trust

Goldman Sachs
Money Market Fund

Annual Report
December 31, 2011

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Money Market Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Fund pursues its investment objective by investing in U.S. Government Securities (as defined in the Fund’s prospectus), obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Fund may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund.

          1

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Money Market Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2011 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

The Fund’s standardized 7-day current yield was 0.01% and its standardized 7-day effective yield was also 0.01% as of December 31, 2011. The Fund’s one-month simple average yield was 0.01% as of December 31, 2011. The Fund’s 7-day distribution yield as of December 31, 2011 was 0.01%.

The yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Fund than total return quotations.

What economic and market factors most influenced the money markets as a whole during the Reporting Period?

The Reporting Period was one wherein mixed U.S. and international economic data, exogenous geopolitical events, Federal Reserve System (Fed) policy and supply/demand conditions within the repurchase agreement and Treasury securities markets combined to push money market yields lower.

Global economic growth remained positive, albeit modest, throughout the Reporting Period, but new challenges emerged. During the first quarter of 2011, political upheaval across the Middle East and North Africa drove oil prices higher, and Japan’s devastating earthquake and tsunami raised concerns about a disruption in the global supply chain. In response, defensive buying of benchmark government bonds interrupted the rise in yields seen at the end of 2010, though demand for riskier assets eased only slightly. Economic data remained robust, with manufacturing indices in the U.S., U.K. and Germany hitting new cyclical highs. Global investment began to respond to low interest rates and healthy corporate balance sheets with a revival in hiring and demand for credit from consumers and businesses. Meanwhile, inflation concerns intensified in several major developed economies. The European Central Bank surprised markets in March by signaling an imminent rate hike, as European Union leaders struggled for consensus on policies to address the Eurozone’s troubled peripheral economies. In the U.K., inflation reached more than double the nation’s official 2% target. By contrast, U.S. inflation remained modest, and the Fed indicated no intention to raise interest rates.

Against this backdrop, then, the money markets were focused on two competing themes during the first quarter — a better macroeconomic environment in the U.S. and uncertainty driven by the European sovereign debt crisis. These themes, in our view, should have ultimately helped to push U.S. Treasury yields higher. However, political unrest in the Middle East and North Africa, natural and nuclear disasters in Japan, the U.S. Treasury Department’s reduced borrowing of Supplemental Financing Program (SFP) bills, and the Fed’s asset repurchase or quantitative easing program known as QE2 combined instead to push yields at the short-term end of the U.S. Treasury yield curve, or spectrum of maturities, modestly lower. (The Supplementary Financing Program is a program enacted by the U.S. Treasury Department to provide supplementary funding to the Fed to offset the financial strain due to the creation of various liquidity programs and facilities during the financial crisis of 2008. The funds are acquired through the auction of Treasury bills and are placed into an account that the Fed may use for various initiatives.) Indeed, yields on three-month, six-month and one-year Treasury securities fell four basis points, two basis points and one basis point, respectively, during the first quarter. (A basis point is 1/100th of a percentage point.) Repurchase agreement (or repo) yields, on the other hand, ended the quarter softer than expected.

Despite economic data that pointed to ongoing growth in the world’s largest economies, economic activity slowed during the second quarter of 2011. Disruptions in the global supply chain following Japan’s earthquake and tsunami and higher energy costs contributed to declines in leading indicators. Consequent expectations for lower economic growth and renewed fears of a sovereign debt restructuring in the Eurozone’s troubled peripheries drove safe-haven trading in global markets. In turn, benchmark

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

government bond yields declined, and risk premiums rose across non-Treasury sectors. These trends reversed somewhat in late June, as oil prices eased from their April peak and markets scaled back interest rate hike expectations even as inflation pressures increased.

As U.S. Treasury yields declined during the second quarter overall, so, too, did money market yields. In April, a newly imposed change in the calculation of the FDIC (Federal Deposit Insurance Corporation) assessment fee for banks in the United States caused acute compression in the overnight markets, setting a tone that would carry throughout the quarter.

The Fed continued to reinforce similar rhetoric as had been in place for more than two years — that it intended to operate in an ultra-low interest rate environment for an “extended period.” Following both its April and June 2011 meetings, the Fed stated that it remained comfortable with increased inflation expectations and softer economic growth and that neither was outside of market expectations given muted reaction to these trends. The Fed decided to continue holding the targeted federal funds rate in a range between zero and 0.25%.

Toward the end of June, the traditional quarter-end collateral squeeze was exaggerated both by building supply pressures and by the market’s flight to quality as driven by the Eurozone debt crisis. Concerns about the potential fallout from Greece’s severe sovereign debt and fiscal problems dominated investor sentiment, driving yields on U.S. government securities lower. Further, investors’ heightened concerns with money market funds’ exposure to European sovereign debt and European banks caused a shift from prime money market funds (meaning those invested in corporate instruments in addition to U.S. government instruments) to government money market funds.

Yields on U.S. Treasuries remained at their lows through the third quarter given weak economic data in the U.S. and the ongoing European sovereign debt crisis. In July, the money market industry experienced outflows as investors grew wary that U.S. officials would come to an agreement on the U.S. debt ceiling, thus causing a disruption in the market. Yet in the eleventh hour, policymakers agreed to an extension of the debt ceiling. However, Congress did not cut the U.S. deficit by what independent ratings agency Standard & Poor’s (S&P) had suggested was necessary to prevent a downgrade. Subsequently, S&P downgraded U.S. sovereign debt one notch from AAA to AA+ in an unprecedented move. Still, Moody’s and Fitch did not change their ratings on U.S. sovereign debt.

With the uncertainty of the debt ceiling resolved, inflows came back to the money market industry, and mutual fund assets jumped back to where they had been prior to the political gridlock debacle. Investors refocused their attention on the European sovereign debt crisis and whether or not the European Central Bank could prevent contagion beyond the Eurozone’s peripheral countries. As the resulting demand for high quality, short-term assets overwhelmed supply, the imbalance caused the money market yield curve to flatten further, with U.S. Treasury bills offered at negative to 0.0% yields out to early 2012. September’s Fed meeting proved marginally positive for money market investors, as the interest on excess reserve (IOER) rate was not cut, and the Fed chose to engage in a $400 billion program, dubbed “Operation Twist.” (The IOER rate is the rate of interest the Fed pays banks on the reserves they hold with the Federal Reserve System.) “Operation Twist” is a plan wherein the Fed extends the maturity of its Treasury security holdings with the goal of lowering longer-term interest rates and thereby spurring spending and investment. The program was also expected to ultimately provide meaningful supply to the short-term end of the Treasury yield curve.

In the last months of the Reporting Period, continued uncertainty in Europe dominated the financial markets, though macroeconomic data, especially in the U.S., was better than anticipated. At the end of October, risk markets rallied in response to the European Union summit, as the outline of its plan met and, in some cases, exceeded expectations, though details were yet to be determined. At the end of November, the world’s major central banks collaborated to reduce the cost of dollar loans to 50 basis points over the overnight indexed swap (OIS) rate and the excess margin requirement was cut to 12% from 20%. (An overnight indexed swap is an interest rate swap involving the overnight rate being exchanged for some fixed interest rate. Generally short-term, the interest of the overnight rate portion of the swap is compounded and paid at maturity. The excess margin requirement is the cash or eligible securities that one must deposit in a margin account over and above the minimum maintenance requirement, as regulated by the Fed. The excess margin is available to be used as collateral for margin loans, or it may be withdrawn used for any other purpose.) While demand for high quality money market assets remained strong, the fact that the Fed is expected to keep the targeted federal funds rate unchanged at its 0% to 0.25% range until at least mid-2013 remained a major pressure on short-term yields.

The combination of all of these factors led the taxable money market yield curve to flatten, meaning that the difference between yields at the short-term end of the money market yield curve and the longer-term end narrowed.

          3

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s yields remained low during the Reporting Period due primarily to the market factors discussed above. During the first half of the year, we shortened the Fund’s weighted average maturity, as the money market yield curve was extremely flat and offered little value in extending further out the curve. Repurchase agreement yields were in the single-digit to low-teen range, LIBOR levels moved lower and yields on U.S. Treasury securities compressed. (LIBOR, or London interbank offered rates, are floating interest rates that are widely used as reference rates in bank, corporate and government lending agreements.) During the second half of the year, the Fund remained highly liquid and maintained short-duration average maturities as the stress in the Eurozone continued to create uncertainty in the market. Indeed, we kept a healthy portion of the Fund’s assets in overnight positions. Also, when the Fed made a historic move in August 2011 by announcing that it would maintain the targeted federal funds rate at its near-zero level through at least mid-2013, we began selectively buying agency paper with maturities in the six-month and one-year part of the yield curve. It was the first time the Fed had pegged its “exceptionally low” rates to a specific date.

We felt comfortable that the Fund was appropriately positioned given the interest rate environment during the Reporting Period. While conditions over the year did not provide bountiful opportunities to pick up yield, as interest rates remained near zero or at times securities were offered at negative rates, it should be noted that regardless of interest rate conditions, we manage the Fund consistently. Our investment approach has always been tri-fold — to seek preservation of capital, daily liquidity and maximization of yield potential. We manage interest and credit risk daily. Whether interest rates are historically low, high or in-between, we intend to continue to use our actively managed approach to provide the best possible return within the framework of the Fund’s guidelines and objectives.

How did you manage the Fund’s weighted average maturity during the Reporting Period?

On December 31, 2010, the Fund’s weighted average maturity was 49 days. We subsequently targeted a weighted average maturity for the Fund between 40 and 50 days through much of the first quarter of the Reporting Period. However, as yields at the short-term end of the U.S. Treasury yield curve compressed, we modestly shortened the weighted average maturity target range for the Fund to between 35 and 45 days, as we felt that buying longer-term securities did not offer a risk premium that justified increasing the Fund’s interest rate risk. As yields continued to compress during the third quarter, we shortened the weighted average maturity target range for the Fund even further to between 20 and 40 days. During the fourth quarter, as better economic data was reported and investor risk aversion eased, we modestly lengthened the Fund’s weighted average maturity to a 30 to 45 day range. The Fund’s weighted average maturity on December 31, 2011 was 45 days, which was in line with our target range and our outlook on interest rates, Fed policy and the shape of the yield curve over the near term. The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates.

How did you manage the Fund’s weighted average life during the Reporting Period?

The weighted average life of the Fund was 86 days as of December 31, 2011. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Under amendments to SEC Rule 2a-7 that became effective in May 2010, the maximum allowable weighted average life of a money market fund is 120 days. While one of the goals of the Securities and Exchange Commission’s money market fund rule changes is to reinforce conservative investment practices across the money market fund industry, our security selection process has long emphasized conservative investment choices.

How was the Fund invested during the Reporting Period?

The Fund had investments in commercial paper, asset-backed commercial paper, U.S. Treasury securities, government agency securities, repurchase agreements, government guaranteed paper, tax-exempt municipal debt obligations and certificates of deposit during the Reporting Period. We focused on securities with one- to three-month maturities, overnight repurchase agreements and tax-exempt variable rate demand notes. During the second half of the Reporting Period, when prices declined and we had the opportunity to lock in the higher yields then available, we also made purchases in longer-dated agency securities.

With yields bound near zero, there was not a lot of dispersion in performance among securities available for purchase. Throughout, though, we stayed true to our investment discipline, favoring liquidity and high quality credits over added yield. The primary focal points for our management team are consistent interest rate risk and credit risk. We were able to navigate interest rate risk by adjusting the Fund’s weighted average maturity longer or shorter as market conditions shifted. We were able to mitigate potential credit risk by buying high quality, creditworthy names.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Did you make any changes in the Fund’s portfolio during the Reporting Period?

During the first half of the Reporting Period, we significantly increased the Fund’s exposure to tax-exempt municipal debt obligations as we considered these instruments to be attractive from a risk-adjusted return perspective. During the second half of the Reporting Period, when prices declined and we had the opportunity to lock in the higher yields then available, we made purchases in longer-dated agency securities. Overall, we reduced the Fund’s exposure to commercial paper and corporate obligations, repurchase agreements and U.S. government agency obligations during the course of the annual period.

Also, as indicated earlier, we made adjustments to the Fund’s weighted average maturity based on then-current market conditions, our near-term view, and anticipated and actual Fed monetary policy statements.

What is the Fund’s tactical view and strategy for the months ahead?

In our opinion, volatility may continue to be elevated in the months ahead in response to macroeconomic data and to events in Europe and elsewhere, but we believe interest rates are likely to remain low into 2013 with the Fed holding the targeted federal funds rate near zero. Although money market investment flows have stabilized, we expect to keep the Fund conservatively positioned as we continue to focus on preservation of capital and daily liquidity. We do not believe there is value in sacrificing liquidity in exchange for opportunities that only modestly increase yield potential. We will continue to use our actively managed approach to seek the best possible return within the framework of the Fund’s investment guidelines and objectives. In addition, we will continue to manage interest, liquidity and credit risk daily.

We will, of course, continue to closely monitor economic data, Fed policy, and any shifts in the money market yield curve, as we strive to strategically navigate the interest rate environment.

          5

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

MONEY MARKET FUND – SECTOR ALLOCATION†

Security Type
(Percentage of Net Assets)

†	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above chart may not sum to 100% due to the exclusion of other assets and liabilities.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments
December 31, 2011

Principal	Interest		Maturity	Amortized
Amount	Rate		Date	Cost

Commercial Paper and Corporate Obligations – 20.1%
Argento Variable Funding Co., LLC
$1,000,000	0.310%		01/13/12	$999,897
Aspen Funding Corp.
1,000,000	0.380		01/09/12	999,916
Atlantic Asset Securitization LLC
1,000,000	1.100		01/03/12	999,939
1,000,000	1.200		01/03/12	999,933
Atlantis One Funding Corp.
1,500,000	0.516		03/13/12	1,498,455
1,500,000	0.521		03/16/12	1,498,375
Barton Capital LLC
1,000,000	1.100		01/03/12	999,939
Gemini Securitization Corp. LLC
2,000,000	0.370		01/10/12	1,999,815
Grampian Funding LLC
1,000,000	0.310		01/12/12	999,905
1,000,000	0.310		01/17/12	999,862
Hannover Funding Co., LLC
2,000,000	0.550		01/13/12	1,999,633
LMA Americas LLC
1,000,000	1.150		01/03/12	999,936
1,000,000	1.200		01/03/12	999,933
Matchpoint Master Trust
1,000,000	1.000		01/03/12	999,945
1,000,000	1.200		01/03/12	999,933
Mizuho Funding LLC
2,000,000	0.300		01/18/12	1,999,717
Newport Funding Corp.
2,000,000	0.400		01/19/12	1,999,600
Nieuw Amsterdam Receivables Corp.
2,000,000	0.290		01/18/12	1,999,726
Royal Park Investments Funding Corp.
2,000,000	1.101		01/04/12	1,999,817
Thames Asset Global Securitization No. 1, Inc.
2,000,000	0.310		01/17/12	1,999,725
Versailles Commercial Paper LLC
1,000,000	1.150		01/03/12	999,936

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS				$28,993,937

Fixed Rate Municipal Debt Obligations – 2.3%
Regents of the University of California Taxable RN Series 2011 AA-1
$300,000	0.480%		07/01/12	$300,000
State of New Jersey TRANS Series 2011 C
1,000,000	2.000		06/21/12	1,008,218
State of Texas TRANS Series 2011 A
2,000,000	2.500		08/30/12	2,029,742

TOTAL FIXED RATE MUNICIPAL DEBT OBLIGATIONS				$3,337,960

U.S. Government Agency Obligations – 16.1%
Federal Farm Credit Bank
$1,000,000	0.256	%(a)	01/27/12	$999,973
200,000	0.500	(a)	11/01/12	200,000
Federal Home Loan Bank
1,000,000	0.259	(a)	01/26/12	999,979
1,000,000	0.298	(a)	01/30/12	999,971
1,000,000	0.302	(a)	02/03/12	999,972
2,000,000	0.400		08/16/12	2,000,000
1,000,000	0.400		08/17/12	1,000,000
1,000,000	0.240		09/28/12	999,971
1,000,000	0.230		10/24/12	999,641
300,000	0.230		11/07/12	299,939
100,000	0.200		12/06/12	99,950
100,000	0.300		12/06/12	100,000
300,000	0.300		12/07/12	300,000
100,000	0.320		12/07/12	100,000
500,000	0.210		12/10/12	499,794
150,000	0.320		12/10/12	150,000
200,000	0.320		12/11/12	200,000
800,000	0.210		12/13/12	799,667
800,000	0.300		12/14/12	800,000
200,000	0.300		12/17/12	200,000
200,000	0.310		12/17/12	200,000
600,000	0.210		12/19/12	599,731
600,000	0.210		12/21/12	599,744
100,000	0.320		12/21/12	100,000
300,000	0.200		12/28/12	299,840
600,000	0.210		12/28/12	599,739
200,000	0.300	(b)	01/11/13	200,000
1,000,000	0.215	(a)	07/08/13	999,231
1,000,000	0.218	(a)	07/15/13	999,222
Federal Home Loan Mortgage Corp.
1,400,000	0.196	(a)	01/11/12	1,399,981
1,000,000	5.500		08/20/12	1,033,420
1,000,000	0.221	(a)	05/03/13	999,459
Federal National Mortgage Association
1,000,000	0.324	(a)	12/28/12	999,803
1,500,000	0.376	(a)	05/17/13	1,499,364

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$23,278,391

Variable Rate Municipal Debt Obligations(a) – 26.0%
Alaska Housing Finance Corp. VRDN RB for Home Mortgage Series 2002 A RMKT (GO of Corp.) (JPMorgan Chase Bank N.A. SPA)
$1,000,000	0.080%		12/01/36	$1,000,000
BlackRock Municipal Bond Investment Trust VRDN Tax-Exempt Preferred Series 2011 W7-178 (Morgan Stanley Bank)(c)
2,600,000	0.260		10/01/41	2,600,000
BlackRock MuniEnhanced Fund, Inc. VRDN Tax-Exempt Preferred Series 2011 (Citibank N.A.)(c)
300,000	0.240		06/01/41	300,000

The accompanying notes are an integral part of these financial statements.          7

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments (continued)
December 31, 2011

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Variable Rate Municipal Debt Obligations(a) – (continued)

BlackRock MuniHoldings Investment Quality Fund VRDN Tax-Exempt Preferred Series 2011 W-7-2746 (Bank of America N.A.)(c)
$300,000	0.250%	07/01/41	$300,000
BlackRock MuniYield Fund, Inc. VRDN Tax-Exempt Preferred Series 2011 W-7-2514 (Bank of America N.A.)(c)
300,000	0.250	07/01/41	300,000
BlackRock MuniYield Investment Fund VRDN Tax-Exempt Preferred Series 2011 (Citibank N.A.)(c)
300,000	0.240	06/01/41	300,000
BlackRock MuniYield Quality Fund III, Inc. VRDN Tax-Exempt Preferred Series 2011 (Citibank N.A.)(c)
300,000	0.240	06/01/41	300,000
California State Housing Finance Agency VRDN RB MF Hsg. Series 2006 A (GO of Agency) (FHLMC LOC) (FNMA LOC)
800,000	0.070	02/01/41	800,000
California Statewide Communities Development Authority MF Hsg. VRDN RB for Hermosa Vista Apartments Series 2003 XX (FNMA)
700,000	0.100	05/15/36	700,000
Colorado Educational & Cultural Facilities Authority VRDN RB Taxable for Nature Conservancy Series 2008 A (Bank of America N.A. SPA)
900,000	0.310	07/01/33	900,000
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Series 1997 T2 (Credit Local de France, Toronto Dominion Bank, and Landesbank Hessen-Thueringen Girozentrale)
1,000,000	0.010	07/01/29	1,000,000
Connecticut State Housing Finance Authority VRDN RB Housing Mortgage Finance Program Series 2008 E (GO of Authority) (Bank of America N.A. SPA)
1,000,000	0.090	05/15/39	1,000,000
Cook County, Illinois GO VRDN Series 2002 B (Landesbank Hessen-Thueringen Girozentrale SPA)
2,000,000	0.360	11/01/31	2,000,000
Dekalb County, Georgia Development Authority VRDN RB for Emory University Series 1995 B (GO of University)
4,200,000	0.230	11/01/25	4,200,000
Illinois State Finance Authority VRDN RB for Southern Illinois Healthcare Series 2008 (JPMorgan Chase Bank N.A. LOC)
1,000,000	0.110	03/01/38	1,000,000
Illinois State Finance Authority VRDN RB Refunding for University of Chicago Series 2004 C
1,000,000	0.070	07/01/39	1,000,000
Indiana State Finance Authority Hospital VRDN RB for Indiana University Health Series 2011 K (JPMorgan Chase Bank N.A. LOC)
960,000	0.090	03/01/33	960,000
Indiana State Finance Authority Lease Appropriation GO VRDN Series 2011-3977 (JPMorgan Chase & Co.)(c)
490,000	0.070	04/03/13	490,000
Massachusetts State Health & Educational Facilities Authority VRDN RB for Partners Healthcare Series 1997 P-1 RMKT (JPMorgan Chase Bank N.A. SPA) (GTY AGMT-Brigham and Women’s/Faulkner Hospital, Inc., and The Massachusetts General Hospital)

1,000,000	0.060	07/01/27	1,000,000
Massachusetts State Water Resources Authority VRDN RB Refunding Series 2008 A3 RMKT (GO of Authority) (Wells Fargo Bank N.A. SPA)
1,300,000	0.070	08/01/37	1,300,000
Missouri State Health & Educational Facilities Authority VRDN RB for Saint Luke’s Health System Series 2008 A (Bank of America N.A. LOC)
1,100,000	0.130	11/15/40	1,100,000
New Jersey State Turnpike Authority VRDN RB Series 1991 D (NATL-RE FGIC) (Societe Generale LOC)
1,000,000	1.850	01/01/18	1,000,000
New York City, New York Transitional Finance Authority VRDN RB for Future Tax Secured Series 1998 A-1 (Westdeutsche Landesbank AG SPA)
1,000,000	0.160	11/15/28	1,000,000
New York City, New York Transitional Finance Authority VRDN RB Series 2002 Subseries 2F (Bayerische Landesbank)
1,085,000	0.110	11/01/22	1,085,000
Nuveen Municipal Market Opportunity Fund, Inc. VRDN Tax-Exempt Preferred Series 2010 1 (Deutsche Bank A.G.)(c)
500,000	0.280	03/01/40	500,000
Port Authority of New York & New Jersey VRDN RB P-Floats-MT-783 Series 2011 (AGM GO of Authority) (Bank of America N.A.)
3,580,000	0.230	11/24/15	3,580,000
Regents of the University of California VRDN RB Taxable Series 2011 Z-1
1,000,000	0.140	07/01/41	1,000,000
Sonoma County GO VRDN Series 2011- 4000 (JPMorgan Chase & Co.)(c)
1,000,000	0.070	10/25/12	1,000,000
St. James Parish VRDN RB for Nucor Steel LLC Project Series 2010 A-1 (GTY AGMT-Nucor Corp.)
1,000,000	0.120	11/01/40	1,000,000
St. James Parish VRDN RB for Nucor Steel LLC Project Series 2010 B-1 (GTY AGMT-Nucor Corp.)
500,000	0.110	11/01/40	500,000
University of Alabama VRDN RB Series 1993 B
1,300,000	0.260	10/01/13	1,300,000
University of Illinois VRDN COPS for Utility Infrastructure Series 2004 (Bank of America N.A. SPA)
1,000,000	0.130	08/15/21	1,000,000
Washington State Housing Finance Commission VRDN RB for Vintage at Spokane Senior Living Project Series 2006 A (FNMA)
795,000	0.140	08/15/40	795,000

8          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Principal	Interest		Maturity	Amortized
Amount	Rate		Date	Cost

Variable Rate Municipal Debt Obligations(a) – (continued)

Washington Suburban Sanitation District GO VRDN For Multi-Modal-BANs Series 2003 A (Landesbank Hessen-Thueringen Girozentrale SPA)
$1,200,000	0.240%		06/01/23	$1,200,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS				$37,510,000

Variable Rate Obligations(a) – 9.2%
Bank of Nova Scotia
$1,000,000	0.493%		11/09/12	$1,000,000
Commonwealth Bank of Australia
2,000,000	0.547	(c)	05/25/12	1,999,917
2,000,000	0.638	(c)	09/10/12	1,999,926
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
1,000,000	0.601	(c)	09/14/12	1,000,000
JPMorgan Chase Bank N.A.
3,000,000	0.327		01/18/13	3,000,000
1,000,000	0.435		01/18/13	1,000,000
Royal Bank of Canada
2,000,000	0.410		09/20/12	2,000,000
University of California VRDN RB Taxable Series 2011 Y-2
200,000	0.345		07/01/12	200,000
Westpac Banking Corp.
1,000,000	0.424	(c)	11/06/12	1,000,000

TOTAL VARIABLE RATE OBLIGATIONS				$13,199,843

Yankee Certificates of Deposit – 6.6%
Credit Suisse/New York, NY
$2,000,000	0.400%		02/07/12	$2,000,000
Mitsubishi UFJ Trust and Banking Corp.
2,000,000	0.380		02/17/12	2,000,000
Nordea Bank Finland PLC
1,500,000	0.510		03/19/12	1,499,984
Norinchukin Bank
2,000,000	0.340		01/17/12	2,000,000
Sumitomo Mitsui Banking Corp.
2,000,000	0.300		01/24/12	2,000,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT				$9,499,984

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$115,820,115

Repurchase Agreements(d) – 19.7%
Barclays Capital, Inc.
$1,000,000	1.050	%(e)	04/24/12	$1,000,000
Maturity Value: $1,010,587
Settlement Date: 04/27/11
Collateralized by various corporate security issuers, 0.000% to 8.000%, due 05/15/12 to 01/01/49. The aggregate market value of the collateral, including accrued interest, was $1,123,105.
BNP Paribas Securities Corp.
2,000,000	0.440		01/03/12	2,000,000
Maturity Value: $2,000,098
Collateralized by Federal National Mortgage Association, 0.404% to 1.685%, due 09/17/27 to 03/25/36 and various corporate security issuers, 0.650% to 11.000%, due 11/29/13 to 08/17/40. The aggregate market value of the collateral, including accrued interest, was $2,080,349.

1,000,000	1.055		03/16/12	1,000,000
Maturity Value: $1,008,030
Settlement Date: 06/16/11
Collateralized by Federal National Mortgage Association, 0.844%, due 10/25/40, Government National Mortgage Association, 5.000%, due 04/15/41, U.S. Treasury Note, 0.500%, due 10/15/14 and various corporate security issuers, 3.875% to 12.250%, due 08/15/12 to 07/15/37. The aggregate market value of the collateral, including accrued interest, was $1,101,874.

Credit Suisse Securities LLC
2,000,000	0.200		01/05/12	2,000,000
Maturity Value: $2,000,689
Settlement Date: 11/04/11
Collateralized by Federal Home Loan Mortgage Corporation, 3.500%, due 09/01/26. The market value of the collateral, including accrued interest, was $2,043,352.
Deutsche Bank Securities, Inc.
3,000,000	0.390		01/03/12	3,000,000
Maturity Value: $3,000,130
Collateralized by various corporate security issuers, 0.250% to 5.000%, due 08/15/13 to 11/15/37. The aggregate market value of the collateral, including accrued interest, was $3,300,002.
Joint Repurchase Agreement Account III
13,400,000	0.069		01/03/12	13,400,000
Maturity Value: $13,400,103
Morgan Stanley & Co.
1,000,000	1.382	(e)	02/13/12	1,000,000
Maturity Value: $1,010,900
Settlement Date: 05/05/11
1,000,000	1.382	(e)	02/21/12	1,000,000
Maturity Value: $1,011,207
Settlement Date: 05/05/11
Shared collateral consisting of various asset-backed obligations, 0.000% to 6.750%, due 05/15/13 to 09/01/42 and various mortgage-backed obligations, 0.120% to 7.500%, due 12/15/20 to 12/18/49. The aggregate market value of the collateral, including accrued interest, was $2,493,095.

The accompanying notes are an integral part of these financial statements.          9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments (continued)
December 31, 2011

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Repurchase Agreements(d) – (continued)

RBS Securities, Inc.
$3,000,000	0.440	01/03/12	$3,000,000
Maturity Value: $3,000,146
Collateralized by Federal National Mortgage Association, 3.500%, due 12/01/26. The market value of the collateral, including accrued interest, was $3,064,561.
UBS Securities LLC
1,000,000	0.590	01/05/12	1,000,000
Maturity Value: $1,001,475
Settlement Date: 10/07/11
Collateralized by various corporate security issuers, 0.000% to 5.500%, due 05/01/13 to 08/01/39. The aggregate market value of the collateral, including accrued interest, was $1,100,002.

TOTAL REPURCHASE AGREEMENTS			$28,400,000

TOTAL INVESTMENTS – 100.0%			$144,220,115

LIABILITIES IN EXCESS OF OTHER ASSETS – 0.0%			(47,011)

NET ASSETS – 100.0%			$144,173,104

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at December 31, 2011.

(b)	All or a portion represents a forward commitment.

(c)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At December 31, 2011, these securities amounted to $12,089,843 or approximately 8.4% of net assets.

(d)	Unless noted, all repurchase agreements were entered into on December 30, 2011. Additional information on the Joint Repurchase Agreement Account III appears on page 11.

(e)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be illiquid by the Investment Adviser. At December 31, 2011, these securities amounted to $3,000,000 or approximately 2.1% of net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
AGM	—	Insured by Assured Guaranty Municipal Corp.
BANs	—	Bond Anticipation Notes
COPS	—	Certificates of Participation
FGIC	—	Insured by Financial Guaranty Insurance Co.
FHLMC	—	Insured by Federal Home Loan Mortgage Corp.
FNMA	—	Insured by Federal National Mortgage Association
GO	—	General Obligation
GTY AGMT	—	Guaranty Agreement
LOC	—	Letter of Credit
MF Hsg.	—	Multi-Family Housing
NATL-RE	—	National Reinsurance Corp.
RB	—	Revenue Bond
RN	—	Revenue Notes
RMKT	—	Remarketed
SPA	—	Stand-by Purchase Agreement
TRANS	—	Tax Revenue Anticipation Notes
VRDN	—	Variable Rate Demand Notes

10          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT III — At December 31, 2011, the Fund had undivided interests in the Joint Repurchase Agreement Account III, which equaled $13,400,000 in principal amount and had a maturity value of $13,400,103.

REPURCHASE AGREEMENTS

	Interest	Principal
Counterparty	Rate	Amount

BNP Paribas Securities Corp.	0.060%	$1,988,131

Bank of Nova Scotia	0.080	1,136,075

Citibank, N.A.	0.080	2,840,186

Credit Agricole Corporate & Investment Bank	0.070	4,449,626

Deutsche Bank Securities, Inc.	0.080	903,179

Wells Fargo Securities LLC	0.050	2,082,803

TOTAL		$13,400,000

At December 31, 2011, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Farm Credit Bank	4.500%	10/17/12

Federal Home Loan Mortgage Corp.	1.000 to 8.000	01/15/12 to 05/01/48

Federal National Mortgage Association	0.000 to 8.000	03/01/12 to 09/01/50

Government National Mortgage Association	3.000 to 12.500	06/15/12 to 12/20/41

The aggregate market value of the collateral, including accrued interest, was $13,700,202.

The accompanying notes are an integral part of these financial statements.          11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement of Assets and Liabilities
December 31, 2011

Assets:

Investments based on amortized cost	$115,820,115
Repurchase agreements based on amortized cost	28,400,000
Cash	52,913
Receivables:
Fund shares sold	365,397
Interest	84,928
Reimbursement from investment adviser	19,671

Total assets	144,743,024

Liabilities:

Payables:
Fund shares redeemed	217,239
Investments purchased	200,000
Amounts owed to affiliates	44,299
Accrued expenses	108,382

Total liabilities	569,920

Net Assets:

Paid-in capital	144,173,104

NET ASSETS	$144,173,104

Total Service Shares of beneficial interest outstanding, $0.001 par value (unlimited shares authorized)	144,173,085
Net asset value, offering and redemption price per share	$1.00

12          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement of Operations
For the Fiscal Year Ended December 31, 2011

Investment Income:

Interest	$422,999

Expenses:

Distribution and Service fees	345,073
Management fees	282,960
Professional fees	123,037
Custody and accounting fees	71,892
Printing and mailing costs	42,862
Transfer Agent fees	27,606
Trustee fees	16,666
Other	7,610

Total expenses	917,706

Less — expense reductions	(502,204)

Net expenses	415,502

NET INVESTMENT INCOME	7,497

NET REALIZED GAIN FROM INVESTMENT TRANSACTIONS	1,380

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,877

The accompanying notes are an integral part of these financial statements.          13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statements of Changes in Net Assets

	For the	For the
	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2011	December 31, 2010

From operations:

Net investment income	$7,497	$1,313
Net realized gain from investment transactions	1,380	2,913

Net increase in net assets resulting from operations	8,877	4,226

Distributions to shareholders:

From net investment income	(7,497)	(1,313)
From net realized gains	(1,380)	(8,391)
From capital	(387)	(1,451)

Total distributions to shareholders	(9,264)	(11,155)

From share transactions (at net asset value of $1.00 per share):

Proceeds from sales of shares	77,973,255	49,250,147
Reinvestment of distributions	9,264	11,155
Cost of shares redeemed	(57,174,442)	(69,236,185)

Net increase (decrease) in net assets resulting from share transactions	20,808,077	(19,974,883)

TOTAL INCREASE (DECREASE)	20,807,690	(19,981,812)

Net assets:

Beginning of year	123,365,414	143,347,226

End of year	$144,173,104	$123,365,414

14          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

											Ratio of
	Net asset							Net assets,	Ratio of	Ratio of	net investment
	value,	Net		Distributions		Net asset		end of	net expenses	total expenses	income
	beginning	investment		from net		value, end	Total	year	to average	to average	to average
	of year	income(a)		investment income(b)		of year	return(c)	(in 000’s)	net assets	net assets	net assets

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011	$1.00	$—	(d)	$—	(d)	$1.00	0.01%	$144,173	0.30%	0.66%	0.01%
2010	1.00	—	(d)	—	(d)	1.00	0.01	123,365	0.33	0.68	— (e)
2009	1.00	0.002	(f)	(0.002	)(f)	1.00	0.15	143,347	0.53	0.77	0.15
2008	1.00	0.02		(0.02)		1.00	2.25	194,871	0.63	0.71	2.27
2007	1.00	0.05		(0.05)		1.00	4.98	205,518	0.48	0.71	4.87

(a)	Calculated based on the average shares outstanding methodology.
(b)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(c)	Assumes reinvestment of all distributions.
(d)	Amount is less than $0.0001 per share.
(e)	Amount is less than 0.001% of average net assets.
(f)	Net investment income and distributions from net investment income contain $0.0002 of net realized capital gains and distributions from net realized gains.

The accompanying notes are an integral part of these financial statements.
15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements
December 31, 2011

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Money Market Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering one class of shares — Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — It is the Fund’s policy to use the amortized-cost method permitted by Rule 2a-7 under the Act, which approximates market value, for valuing portfolio securities. Under this method, all investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue, as an adjustment to interest income. Under procedures and tolerances approved by the trustees, GSAM evaluates the difference between the Fund’s net asset value per share (“NAV”) based upon the amortized cost of the Fund’s securities and the NAV based upon available market quotations (or permitted substitutes) at least once a week.

B. Investment Transactions, and Investment Income — Investment transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

C. Expenses — Expenses incurred by the Fund, which may not specifically relate to the Fund, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Fund and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Fund’s capital accounts on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.
The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010, were as follows:

	2011	2010

Distributions paid from:
Ordinary income	$8,877	$9,704

Tax return of capital	$387	$1,451

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The amortized cost for the Fund stated in the accompanying Statement of Assets and Liabilities also represents aggregate cost for federal income tax purposes.
GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

E. Forward Commitment Transactions — The Fund may enter into forward commitment transactions which involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement. The purchased securities in the forward commitment transactions do not begin to accrue interest income until the settlement date of these securities. Losses may arise due to changes in the market value of the security or from the inability of counterparties to meet the terms of the transaction. The Fund must set aside liquid assets, or engage in other appropriate measures to cover their obligations when entering into a forward commitment.

F. Repurchase Agreements — The Fund may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”)and terms and conditions contained therein, the Fund, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro rata credit exposure to the underlying repurchase agreements’ counter parties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments. The Levels previously based on valuation characteristics of the investments’ market value are currently reflective of assets based on amortized cost.
As of December 31, 2011, all investments are classified as Level 2. Please refer to the Schedule of Investments for further detail.

          17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements (continued)
December 31, 2011

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

B. Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee, accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. This fee is equal to an annual percentage rate of the Fund’s average daily net assets.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly and is equal to an annual percentage rate of the Fund’s average daily net assets.

D. Other Expense Agreements — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These Other Expense reimbursements will remain in place through at least April 29, 2012, and prior to such date GSAM may not terminate the arrangement without the approval of the trustees. For the fiscal year ended December 31, 2011, GSAM reimbursed approximately $257,000 to the Fund.

E. Contractual and Net Fund Expenses — During the fiscal year ended December 31, 2011, Goldman Sachs, as distributor and transfer agent, voluntarily agreed to waive a portion of distribution and service plan fees and transfer agency fees attributable to the Fund. These waivers may be modified or terminated at any time at the option of Goldman Sachs. The following table outlines such fees (net of waivers) and Other Expenses (net of reimbursements and custodian and transfer agent fee credit reductions) in order to determine the Fund’s net annualized expenses for the fiscal year. The Fund is not obligated to reimburse Goldman Sachs for prior fiscal year fee waivers, if any.

Ratio of net expenses to
average net assets
Fee/Expense Type	for the fiscal year ended
(contractual rate, if any)	December 31, 2011

Management Fee (0.205%)	0.21%
Distribution and Service Fees (0.25%)	0.07
Transfer Agency Fee (0.02%)	0.02
Other Expenses	— (a)

Net Expenses	0.30%

(a)	Amount is less than 0.005% of average net assets.

For the fiscal year ended December 31, 2011, Goldman Sachs waived approximately $244,000 and $2,000 in distribution and service, and transfer agent fees, respectively.
For the fiscal year ended December 31, 2011, the amounts owed to affiliates of the Fund were approximately $25,000, $16,000, and $2,000 for management, distribution and service fees, and transfer agent fees, respectively.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F. Line of Credit Facility — As of December 31, 2011, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2011, the Fund did not have any borrowings under the facility.

5. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Fund Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may increase the Fund’s brokerage costs.

Interest Rate Risk — In a low interest rate environment, low yields on the Fund’s holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders. As a result, GSAM and/or Goldman Sachs may voluntarily agree to waive certain fees (such as distribution and service, transfer agency and management fees) which can fluctuate daily.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

6. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

7. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

8. OTHER MATTERS

New Accounting Pronouncement — In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund’s financial statements.

          19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Goldman Sachs Variable Insurance Trust — Goldman Sachs Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Money Market Fund (the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations have not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 14, 2012

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Fund Expenses — Six Month Period Ended December 31, 2011 (Unaudited)

As a shareholder of the Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 through December 31, 2011.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
			for the
	Beginning	Ending	6 Months
	Account Value	Account Value	Ended
	07/01/11	12/31/11	12/31/11*
Actual	$1,000.00	$1,000.03	$1.56
Hypothetical 5% return	1,000.00	1,023.65 +	1.57

*	Expenses are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period was 0.31%.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

          21

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
Ashok N. Bakhru Age: 69	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	104	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 51	Trustee	Since 2010	Mr. Burke is retired (since 2010). He is a Director, Avista Corp. (2011-Present); and was formerly Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	104	Avista Corp. (an energy company)

John P. Coblentz, Jr. Age: 70	Trustee	Since 2003	Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Diana M. Daniels Age: 62	Trustee	Since 2007	Ms. Daniels is retired (since 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees of Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Joseph P. LoRusso Age: 54	Trustee	Since 2010	Mr. LoRusso is retired (since 2008). Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Jessica Palmer Age: 62	Trustee	Since 2007	Ms. Palmer is retired (since 2006). She is a Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Richard P. Strubel Age: 72	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	104	The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
James A. McNamara* Age: 49	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	104	None

Alan A. Shuch* Age: 62	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of December 31, 2011.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Trust. As of December 31, 2011, the Trust consisted of 12 portfolios (11 of which currently offer shares to the public). Goldman Sachs Trust consisted of 90 portfolios (83 of which currently offer shares to the public) and the Goldman Sachs Municipal Opportunity Fund and did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

          23

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 49	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 43	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 40	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2011.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

24

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York New York 10282

Visit our Web site at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio,which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Money Market Fund.

© 2011 Goldman Sachs. All rights reserved.
VITMMAR12/67840.MF.MED.TMPL/2/2012

Goldman
Sachs Variable Insurance Trust

Goldman Sachs Core Fixed Income Fund

Goldman Sachs Equity Index Fund

Goldman Sachs Government Income Fund

Goldman Sachs Growth Opportunities Fund

Annual Report
December 31, 2011

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Funds are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider a Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about a Fund.

The Goldman Sachs Core Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities and asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). The Fund may invest in foreign and emerging markets securities, which may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic and political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all).

The Goldman Sachs Equity Index Fund attempts to replicate the aggregate price and yield performance of a benchmark index (i.e., the Standard & Poor’s 500 Index) that measures the investment returns of large capitalization stocks. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/ or general economic conditions. The Fund is not actively managed, and therefore the Fund will not typically dispose of a security until the security is removed from the index. The Fund’s performance may vary substantially from the performance of the benchmark it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

The Government Income Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk.

          1

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

The Goldman Sachs Growth Opportunities Fund invests primarily in U.S. equity investments with a primary focus on mid-capitalization companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

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MARKET REVIEW

Goldman Sachs Variable Insurance Trust Funds

Market Review

Despite significant volatility, the U.S. financial markets recorded gains during the 12 months ended December 31, 2011 (the “Reporting Period”).

Equity Markets
U.S. equity markets ended 2011 almost flat, despite dramatic ups and downs based on shifting sentiment toward the domestic and global economies and the European sovereign debt crisis. The Standard & Poor’s® 500 Index (“S&P 500 Index”) returned 2.11% with the help of dividends, as price returns themselves were virtually 0%, the smallest percentage change since 1947. Reflecting optimism that the U.S. economy was improving, the S&P 500 Index started the year with the best first quarter in more than a decade and ended with a fourth-quarter gain of 11.82%, its best quarterly gain since the third quarter of 2009. However, the modest decline in the second quarter and the sharp drop in the third quarter mostly offset these gains.

Early in the Reporting Period, energy stocks made strong gains as the benchmark Brent Crude oil price reached almost $120 per barrel by March on supply disruption fears stemming from escalating unrest across North Africa and the Middle East. The U.S. stock market also benefited from investors shifting assets toward developed markets in response to high inflation and geopolitical unrest in many emerging markets countries.

Despite some mixed economic indicators in March and April, U.S. equity performance remained strong. The S&P 500 Index reached a level nearly double its March 2009 lows, and stock market volatility, as measured by the VIX (the Chicago Board Options Exchange Market Volatility Index), hit its lowest level since June 2007. While corporate earnings reports were generally robust, a number of companies cautioned that the global economic outlook was still unclear. Furthermore, in a historic move, independent ratings agency Standard & Poor’s downgraded its outlook for U.S. sovereign debt from “stable” to “negative,” citing concerns regarding the lack of a credible deficit reduction plan. Brent crude oil prices peaked at $126 per barrel in April and then began to recede on concerns that demand might be slowing, prompting declines in the energy sector.

Increasing concern over the economy and sovereign debt dominated U.S. equity performance amidst a volatile third quarter during which much of the gains from earlier in the Reporting Period was lost. In August, following weeks of political brinksmanship in the U.S. over raising the debt ceiling to avoid default, Standard & Poor’s downgraded U.S. sovereign debt one notch from AAA to AA+ for the first time in history, sending a shock through the financial markets and particularly affecting stocks in the financials sector. Toward the end of September, markets were further shaken by the Federal Reserve Board’s (“the Fed”) announcement of a plan for additional monetary easing by attempting to “twist” the U.S. Treasury yield curve on the grounds of general weakness in the labor market and lackluster consumer spending growth. Through the program dubbed Operation Twist, the Fed intended to extend the maturity structure of its holdings through the sale of short-term securities and the purchase of long-term securities in an effort to support the economic recovery. In addition, the prospect of contagion from a Greek default and the lack of agreement on a solution amongst European leaders weighed on global equity markets during the third quarter.

U.S. equities rallied back forcefully in October on the hope of a plan for Europe’s sovereign debt crisis and on better prospects for the U.S. and global economies. It was reported that the U.S. economy had grown at a 2.5% annual rate in the third quarter, supported by better than expected consumer spending and business investment spending. Many companies reported good earnings results. The rally continued through the fourth-quarter, during which all sectors made gains. The U.S. equity market was led during the fourth quarter by energy stocks, which rallied on rising oil prices, as tensions with Iran sparked fresh supply fears. Indeed, more economically-sensitive, cyclical sectors generally outperformed traditionally defensive sectors during the fourth quarter.

For the Reporting Period as a whole, sector performance was widely dispersed. Financials stocks bore the brunt of the fallout from debt woes in the U.S. and Europe, including increased regulation. The economically-sensitive materials and industrials sectors also generated negative returns for the Reporting Period. Traditionally defensive sectors, such as utilities, consumer staples and health care, were the best performing sectors in the S&P 500 Index during the Reporting Period.

Fixed Income Markets
The U.S. fixed income market, as represented by the Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital Index”), returned 7.84% during the Reporting Period.

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MARKET REVIEW

Market conditions were volatile during the Reporting Period as investors grappled with a number of significant events, including the tragic earthquake and tsunami in Japan, a spike in oil prices amid anti-government protests in the Middle East and North Africa, and an escalation in the European sovereign debt crisis.

At the start of the Reporting Period, low interest rates on U.S. Treasuries and an improving economic outlook helped to drive investor demand for higher-yielding, non-Treasury sectors of the market, including corporate bonds, mortgage-backed securities and emerging market bonds. As a result, most higher-yielding sectors of the market outperformed U.S. Treasury bonds during the first three months of the Reporting Period. For example, high yield corporate bonds outperformed U.S. Treasury bonds by 3.87% during the first quarter of 2011, according to Barclays Capital Index data. Investor demand for higher-yielding sectors remained relatively strong into April, even as Japan worked to contain tsunami-related damage to the Fukushima nuclear power plant and crude oil prices spiked amid concerns that unrest in the Middle East would continue to spread.

Investor risk appetite began to decline in May, likely as a result of weaker U.S. economic data as higher oil prices cut into consumers’ disposable income and the disaster in Japan created disruptions in global supply chains. Economic data released in May revealed that U.S. auto production had plunged more than 10% in April compared to March and that consumer spending in April had grown at its slowest rate in eight months.

Between May and August, investor demand shifted sharply away from higher-yielding assets toward safe-haven U.S. Treasury bonds. In our view, two key factors contributed to this flight to quality. First, U.S. economic data broadly underperformed expectations as the effects of the disaster in Japan and higher oil prices continued to weigh on the industrial and consumer sectors. Second, investors became increasingly concerned about the growing sovereign debt crisis in Europe as it became clear that Greece would require additional assistance to avoid default on its debt.

During the May to August period, U.S. Treasury yields plunged and riskier sectors significantly underperformed U.S. Treasuries. The benchmark 10-year Treasury yield fell from 3.29% at the end of April to 2.22% at the end of August, according to Bloomberg data. Demand for U.S. Treasuries remained strong even after credit rating agency Standard & Poor’s downgraded the U.S.’s AAA credit rating to AA+ in early August, the first downgrade in history for the U.S.

August marked the start of a particularly volatile period in higher-yielding sectors. For example, relative to U.S. Treasuries, investment-grade corporate bonds returned –3.33% in August, –1.92% in September, +2.73% in October and –2.88% in November. Higher-yielding sectors generally followed a similar path, with sharp declines in August and September followed by a rebound in October and another decline in November. Most sectors ended the Reporting Period on a positive note, with investment-grade corporate bonds outperforming U.S. Treasuries by 0.99% in December.

In our view, a variety of factors contributed to the volatility during the last five months of the year. On the positive side, the Fed announced a new program dubbed Operation Twist intended to lower long-term interest rates, and U.S. economic data began to improve as Japan-related disruptions eased and oil prices fell. On the negative side, the European sovereign debt crisis continued to escalate, with government bond yields rising sharply in both Italy, the world’s third-largest bond market, and France.

During the Reporting Period as a whole, most higher-yielding sectors underperformed U.S. Treasuries. Emerging market bonds underperformed the most, declining more than 5% versus comparable-duration U.S. Treasuries, followed by high yield corporate bonds, which underperformed comparable-duration U.S. Treasuries by 3.67%. Asset-backed securities, which are bonds backed by credit card debt, auto loans, student loans and other forms of debt, was the best performing sector for the year, with an excess return of 0.52% over comparable-duration U.S. Treasuries.

Looking Ahead

Equity Markets
At the end of the Reporting Period, we saw a number of specific investment opportunities in the U.S. equity market, while acknowledging challenges that remain. On the positive side, we believe that domestic macroeconomic improvement should benefit U.S. companies going forward. U.S. Gross Domestic Product (GDP) is forecasted at 2.2% for 2012, the strongest of the developed market countries. Employment trends, the housing market, consumer confidence and manufacturing have all shown signs of

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MARKET REVIEW

improvement. Additionally, the majority of deleveraging at the corporate and private levels has already occurred. We believe the key risks to U.S. equities — European economic weakness and policy challenges, political uncertainty, high U.S. debt-to-GDP ratio and a significant slowdown in China — are unlikely to derail the U.S. economic recovery under way.

In our view, U.S. large cap equity valuations at the end of the Reporting Period were attractive, with company balance sheets strong and increased capital redeployment likely. Although we believe U.S. corporate earnings should be resilient, the fragile state of the global economy may well make future margin expansion more difficult. This environment should bode well for a research intensive, fundamental, quality-oriented approach to investing in companies where margins are sustainable. In some cases, growing margins are, we believe, still possible.

We believe companies with secular growth drivers, particularly in the information technology sector, also present an opportunity. Importantly, the information technology sector boasts the healthiest balance sheets of any sector, making the companies well positioned to grow dividends, buy back shares and increase capital expenditure. At the same time, the sector was trading, at the end of the Reporting Period, at a discount to the S&P 500 Index for the first time since 1996.

All that said, the uncertainty in global markets is likely to present challenges in several areas of the U.S. equity market in the months ahead. We remain particularly cautious on financial companies with a notable degree of exposure to increased regulation, including higher capital restrictions and disposition of certain profitable businesses. We would also seek to minimize exposure to financial companies potentially more impacted by a low interest rate environment, European debt exposure, and/or relatively weak capital markets. Additionally, we note that there was, at the end of the Reporting Period, a high price for safety as the uncertain markets of 2011 drove investors to stocks with high dividend yields. As a result, the higher yielding stocks were trading at record high valuations, leading us to take a cautious stance on utilities and other high yielding sectors, particularly in light of limited growth prospects. Finally, political uncertainty and spending cuts may be a more significant risk to equity markets in 2012. Increasing and heated partisan politics have already been seen to hinder the legislative process and stall agreements on spending cuts and taxes. In our view, any spending cuts that are enacted in the months ahead are most likely to hit selected areas of health care and defense. We believe political uncertainty should subside after the elections in November 2012.

Fixed Income Markets
In our opinion, the U.S. economy will grow by about 2.2% in 2012, which is slightly above the 2.1% consensus. We base our view on three main factors. First, economic growth was relatively strong in the second half of 2011 despite a drop in confidence and increased market volatility. We expect this momentum to carry into 2012. Second, although the situation in Europe will probably get worse before it gets better, we think Eurozone policymakers can manage an orderly resolution to the crisis. Third, we think progress toward an orderly resolution in Europe would allow for further improvement in several areas of the U.S. domestic economy, including business investment, housing and employment.

While our base case (that is, what we expect) for the U.S. is relatively optimistic, we also think the risks to this view are significant. In our opinion, the U.S. can weather a recession in the Eurozone, as the region accounts for only about 13% of U.S. exports. However, if the sovereign debt crisis continues to escalate into a disorderly break-up of the currency union or a full-fledged financial crisis, we think the negative effect on U.S. economic growth could be much larger due to contagion via the financial system.

So far, contagion has been largely limited to European banks. We think the main contagion risk for the U.S. is the possibility that European banks attempt to reduce leverage by selling U.S. assets on a large scale, which would raise the risk of a broader deleveraging cycle and significant market volatility. A second risk for the U.S. is that European banks cut back on lending by their U.S. subsidiaries, reducing overall credit availability in the U.S.

We think the probability of contagion from the Eurozone to the U.S. has increased, as the situation has clearly been trending toward more contagion rather than less. However, policymakers have also taken increasingly aggressive steps to address European bank funding challenges and other signs of contagion to the financial system. Further, we believe the Fed would act aggressively to address any signs of contagion to the U.S. financial system, including another round of quantitative easing if necessary.

In our U.S. fixed income investment strategy, we are focused primarily on the risk scenarios rather than on our base case. In our base case, we would expect higher-yielding market sectors to outperform U.S. Treasuries, given low yields on U.S. Treasuries,

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MARKET REVIEW

strong balance sheets in the corporate sector and our view that the U.S. housing market is close to a bottom. However, we also think the risk of a disorderly resolution in the Eurozone, combined with the possibility of large-scale European bank deleveraging, creates the potential for significant spread widening, whereby the yield differential between sectors would increase. As a result, we are currently neutral on most non-government sectors, and we anticipate that we will remain that way until risks decline or more attractive investment entry points arise.

While we are neutral on most sectors, we believe several aspects of our macroeconomic forecast favor maintaining exposure to housing-related credit risk in non-agency mortgage-backed securities. First, we believe non-agency mortgages are less exposed than corporate credit to tighter financial conditions. Unlike the corporate sector, credit availability in the U.S. housing sector remains highly constrained, and valuations on non-agency mortgage-backed securities have not recovered to the same extent as corporate bond valuations. As a result, we think the housing market and non-agency mortgage-backed securities are less susceptible to a credit crunch than the corporate sector. Second, U.S. policymakers appear to be increasingly focused on the housing market. The Obama administration has introduced changes to the Home Affordable Refinancing Program (HARP) that we believe will make the program more effective. HARP is made available to homeowners who have a good and solid payment history on an existing mortgage owned by Fannie Mae and Freddie Mac. Under this program, a homeowner who is regular on mortgage payments, but unable to refinance to a lower interest rate because of a decrease in home value, would be eligible to refinance their loan to take advantage of today’s lower mortgage rates.) We also believe that additional quantitative easing by the Fed would likely focus on mortgage-backed securities. Third, we think U.S. housing prices are close to a bottom and are relatively insulated from the situation in Europe.

In our base case scenario, we believe interest rates in the U.S. — and in developed economies generally — are likely to rise, while our risk scenario suggests the potential for even lower U.S. Treasury yields. As a result, at the end of the Reporting Period, we were cautious on duration exposure and were focused primarily on tactical opportunities as the risks to our base case rise and fall.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST — GOLDMAN SACHS CORE FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays Capital U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Investment Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Core Fixed Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2011 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated an average total return of 6.96%. This return compares to the 7.84% average annual total return of the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index (the “Barclays Capital Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The primary detractor from the Fund’s relative performance was our top-down cross-sector strategy. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Barclays Capital Index. The Fund’s duration and U.S. yield curve positioning relative to the Barclays Capital Index also dampened relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities.

Bottom-up individual issue selection among investment grade corporate bonds and collateralized securities contributed positively to the Fund’s relative returns during the Reporting Period.

Which fixed income market sectors most significantly affected Fund performance?

The Fund’s exposure to non-agency mortgage-backed securities detracted from its relative performance. Most spread, or non-Treasury, sectors underperformed U.S. Treasury securities during the Reporting Period amid increased volatility and overall investor risk aversion, driven by macroeconomic uncertainty and the escalation of the European sovereign debt crisis.

Issue selection among collateralized securities enhanced relative results. The Fund’s holdings of pass-through securities in both the agency and non-agency mortgage-backed securities sectors were particularly advantageous. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.)

In addition, the Fund benefited from issue selection among Treasury inflation-protected securities (“TIPS”) and from select holdings within the government/agency sector. Also contributing to results during the Reporting Period was individual issue selection within the corporate bond sector, especially the Fund’s bias toward lower quality investment grade credits.

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

Tactical management of the Fund’s duration and yield curve positioning detracted from relative returns during the Reporting Period. Over the course of the Reporting Period, as economic growth expectations slowed and the European sovereign debt crisis and fears of contagion escalated, the yield on the 10-year U.S. Treasury note between peak and trough dropped by more than 200 basis points (a basis point is 1/100th of a percentage point). Between January and August 2011, the Fund’s shorter duration position relative to that of the Barclays Capital Index dampened results as interest rates fell amid a continued slowdown in the global economy and investors’ overall flight to quality. In August, driven by the Fed’s announcement on its intention to leave interest rates on hold through mid-2013, we shifted the Fund to a longer duration bias relative to the Barclays Capital Index.

How did the Fund use derivatives and similar instruments during the Reporting Period?

As market conditions warranted during the Reporting Period, the Fund engaged in forward foreign currency exchange contracts to hedge currency exposure; Treasury futures to hedge interest rate exposure and facilitate specific duration and yield curve strategies; and Eurodollar futures to express our views on the direction of interest rates and facilitate specific duration and yield

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GOLDMAN SACHS VARIABLE INSURANCE TRUST — GOLDMAN SACHS CORE FIXED INCOME FUND

curve strategies. Eurodollar futures are contracts which have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

As mentioned earlier, in implementing our active duration strategy, we shifted the Fund’s duration from a shorter position than that of the Barclays Capital Index to a comparatively longer duration position in response to the Fed’s commitment to keeping short-term interest rates low until mid-2013. In the process, the Fund’s allocation to U.S. Treasuries increased. In addition, we decreased the Fund’s overweighted positions in corporate bonds and covered bonds. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) As concern about prepayment risk increased during the Reporting Period, we reduced the Fund’s allocation to agency mortgage-backed securities. Prepayment means paying off a debt partially or entirely before the loan term expires. Prepayment is a risk for investors who hold mortgage-backed securities because it can deprive them of interest payments they might otherwise have received.

How was the Fund positioned relative to the Barclays Capital Index at the end of the Reporting Period?

Because we continued to see improvement in U.S. economic data and some stabilization in the global economy, the Fund was slightly underweight longer-term maturities relative to the Barclays Capital Index at the end of the Reporting Period. The Fund was overweight covered bonds (which are not represented in the Barclays Capital Index), asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Fund had underweighted exposure to government securities, quasi-government bonds, pass-through mortgage-backed securities, investment grade corporate bonds, and emerging markets debt.

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FUND BASICS

Core Fixed Income Fund
as of December 31, 2011

STANDARDIZED TOTAL RETURNS[1]

For the period ended 12/31/2011	One Year	Five Year	Since Inception	Inception Date

Service	6.96%	5.12%	4.96%	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS[2]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Service	0.69%	0.83%

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

          9

FUND BASICS

FUND COMPOSITION[3]

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent investments in investment companies other than those that are exchange traded. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

[5]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.

[6]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Performance Summary
December 31, 2011

The following graph shows the value, as of December 31, 2011, of a $10,000 investment made in the Fund on January 9, 2006 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Core Fixed Income Fund’s Performance

Performance of a $10,000 investment, with distributions reinvested, from January 9, 2006 through December 31, 2011.

Average Annual Total Return through December 31, 2011	One Year	Five Years	Since Inception
Core Fixed Income Fund (Commenced January 9, 2006)	6.96%	5.12%	4.96%

          11

GOLDMAN SACHS VARIABLE INSURANCE TRUST — GOLDMAN SACHS EQUITY INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks.

Portfolio Management Discussion and Analysis

Below, SSgA Funds Management, Inc. (“SSgA”), the Fund’s Subadvisor, discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Equity Index Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2011 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated an average total return of 1.75%. This return compares to the 2.11% average annual total return of the Fund’s benchmark, the Standard & Poor’s® 500 Index (with dividends reinvested) (the “S&P 500 Index”), during the same time period.

During the Reporting Period, which sectors and which industries in the S&P 500 Index were the strongest contributors to the Fund’s performance?

Seven of the 10 sectors in the S&P 500 Index advanced during the Reporting Period. In terms of total return, the sectors that made the strongest positive contributions to the S&P 500 Index — and to the Fund — were utilities, consumer staples and health care. The industries with the strongest performance in terms of total return were health care; technology; automobiles; airlines; computers and peripherals; and auto components.

On the basis of impact (which takes both total returns and weightings into account), the sectors that made the strongest positive contributions to the S&P 500 Index and to the Fund were consumer staples, health care and utilities. The industries with the strongest performance on the basis of impact were software, real estate investment trusts (REITs), specialty retail, airlines and consumer finance.

Which sectors and industries in the S&P 500 Index were the weakest contributors to the Fund’s performance?

During the Reporting Period, three of the 10 sectors in the S&P 500 Index posted negative returns. Financials, materials and industrials were the weakest performing sectors both in terms of total return and on the basis of impact. The weakest performing industries in terms of total return were Internet software and services; communications equipment; wireless communication services; distributors; and leisure equipment and products. On the basis of impact, the weakest performing industries were communications equipment; distributors; semiconductors; containers and packaging; and Internet and catalog retail.

Which individual stocks were the top performers, and which were the greatest detractors?

The largest sector by weighting in the S&P 500 Index at the end of the Reporting Period was information technology at a weighting of 19.02%. On the basis of impact, information technology provided two of the Reporting Period’s top performers and one of its top detractors. The stocks that made the strongest positive contribution on the basis of impact were Apple, Exxon Mobil, IBM, Pfizer and Philip Morris International. The weakest performers were Bank of America, Citigroup, Goldman Sachs Group, Hewlett-Packard and JPMorgan Chase.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of equity index futures. We also used these equity index futures to provide liquidity for daily cash flow requirements.

What changes were made to the makeup of the S&P 500 Index during the Reporting Period?

Twenty-four stocks were removed from the S&P 500 Index during the Reporting Period. They were Compuware, Tellabs, AK Steel Holding, Monster Worldwide, MEMC Electronic Materials, NICOR, Janus Capital Group, ITT, Cephalon, National Semiconductor, Marshall & Ilsley, Radio Shack, Prologis, Massey Energy, Novell, Genzyme, Qwest Communications International, Campbell Soup, NYSE Euronext, Regions Financial, Sara Lee, McAfee, Allegheny Energy and QLogic.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST — GOLDMAN SACHS EQUITY INDEX FUND

There were also 24 additions to the S&P 500 Index during the Reporting Period. They were WPX Energy, TripAdvisor, Borgwarner, Dollar Tree, Perrigo, AGL Resources, Cooper Industries, Xylem, TE Connectivity, Mosaic, Accenture, Marathon Petroleum, AMB Property, Alpha Natural Resources, Chipotle Mexican Grill, BlackRock, Edwards Lifesciences, Apache, Emerson Electric, Union Pacific, Visa, Covidien, Joy Global and Noble.

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FUND BASICS

Equity Index Fund
as of December 31, 2011

STANDARDIZED TOTAL RETURNS[1]

For the period ended 12/31/11	One Year	Five Year	Since Inception	Inception Date

Service	1.75%	-0.49%	1.52%	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS[2]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Service	0.48%	0.71%

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP 10 HOLDINGS AS OF 12/31/11[3]

	% of Total Net
Holding	Assets	Line of Business

Exxon Mobil Corp.	3.5%	Energy
Apple, Inc.	3.3	Technology Hardware & Equipment
International Business Machines Corp.	1.9	Software & Services
Chevron Corp.	1.8	Energy
Microsoft Corp.	1.7	Software & Services
General Electric Co.	1.7	Capital Goods
The Procter & Gamble Co.	1.6	Household & Personal Products
AT&T, Inc.	1.6	Telecommunication Services
Johnson & Johnson	1.6	Pharmaceuticals, Biotechnology & Life Sciences
Pfizer, Inc.	1.5	Pharmaceuticals, Biotechnology & Life Sciences

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

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FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[4]

As of December 31, 2011

[4]	The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

          15

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Performance Summary
December 31, 2011

The following graph shows the value, as of December 31, 2011, of a $10,000 investment made in the Fund on January 9, 2006 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Equity Index Fund’s Performance

Performance of a $10,000 investment, with distributions reinvested, from January 9, 2006 through December 31, 2011.

Average Annual Total Return through December 31, 2011	One Year	Five Years	Since Inception
Equity Index Fund (Commenced January 9, 2006)	1.75%	-0.49%	1.52%

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST — GOLDMAN SACHS GOVERNMENT INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income, consistent with safety of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Investment Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Government Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2011 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated an average total return of 6.35%. This return compares to the 7.74% average annual total return of the Fund’s benchmark, the Barclays Capital Government/Mortgage Index (the “Barclays Capital Index”) during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s duration and yield curve positioning detracted from its relative performance during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities. Our top-down cross-sector strategy also hampered relative results. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Barclays Capital Index.

Bottom-up individual issue selection among collateralized securities and within the government/agency sector contributed positively to the Fund’s relative returns during the Reporting Period.

Which fixed income market sectors contributed the most to Fund performance?

The Fund benefited from its investments in agency mortgage-backed securities, especially its “down in coupon” focus, or those securities with lower interest rates, as concern about prepayment risk increased during the Reporting Period. Prepayment means paying off a debt partially or entirely before the loan term expires. Prepayment is a risk for investors who hold mortgage-backed securities because it can deprive them of interest payments they might otherwise have received. The current lower rate environment has spurred economic incentives for eligible borrowers to refinance. Expectations of homeowner relief efforts have added to prepayment volatility in higher-coupon mortgage-backed securities, as government organizations have hinted at modifications to existing refinancing programs to help reduce mortgage costs for credit impaired borrowers.

Within the government/agency sector, issue selection among Treasury inflation-protected securities (“TIPS”) and exposure to select agency bonds contributed positively to the Fund’s results versus the Barclays Capital Index.

What sectors detracted from the Fund’s performance?

The Fund’s allocation to non-agency mortgage-backed securities, which are not represented in the Barclays Capital Index, detracted from relative performance. Most spread, or non-Treasury, sectors underperformed U.S. Treasuries during the Reporting Period amid heightened market volatility and investor risk aversion, driven by macroeconomic uncertainty and the escalation of the European sovereign debt crisis.

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

Tactical management of the Fund’s duration and yield curve positioning detracted from relative returns during the Reporting Period. Over the course of the Reporting Period, as economic growth expectations slowed and the European sovereign debt crisis and fears of contagion escalated, the yield on the 10-year U.S. Treasury note between peak and trough dropped by more than 200 basis points (a basis point is 1/100th of a percentage point) . Between January and August 2011, the Fund’s shorter duration position than that of the Barclays Capital Index dampened results as interest rates fell amid a continued slowdown in the global economy and an investors’ overall flight to quality. In August, driven by the Fed’s announcement on its intention to leave interest rates on hold at least through mid-2013, we shifted the Fund to a longer duration bias relative to the Barclays Capital Index.

          17

GOLDMAN SACHS VARIABLE INSURANCE TRUST — GOLDMAN SACHS GOVERNMENT INCOME FUND

How did the Fund use derivatives and similar instruments during the Reporting Period?

As market conditions warranted during the Reporting Period, the Fund engaged in U.S. Treasury futures to hedge interest rate exposure and facilitate specific duration and yield curve strategies.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

As mentioned earlier, in implementing our active duration strategy, we shifted the Fund’s duration from a shorter position than that of the Barclays Capital Index to a comparatively longer duration position in response to the Fed’s commitment to keep short-term interest rates low at least until mid-2013. Because of increased prepayment risk (as described earlier), we reduced the Fund’s allocation to agency mortgage-backed securities during the Reporting Period. We slightly reduced the Fund’s exposure to non-agency mortgage-backed securities.

How was the Fund positioned relative to the Barclays Capital Index at the end of the Reporting Period?

Because we continued to see improvement in U.S. economic data and some stabilization in the global economy, the Fund was slightly underweight longer-term maturities relative to the Barclays Capital Index at the end of the Reporting Period. Relative to the Barclays Capital Index, the Fund was underweight government securities and residential mortgage-backed securities. It was underweight mortgage pass-throughs. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) The Fund was overweight quasi-government securities, and it had exposure to asset-backed securities at the end of the Reporting Period.

18

FUND BASICS

Government Income Fund
as of December 31, 2011

STANDARDIZED TOTAL RETURNS[1]

For the period ended 12/31/11	One Year	Five Year	Since Inception	Inception Date

Service	6.35%	5.68%	5.40%	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS[2]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Service	0.85%	1.12%

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

          19

FUND BASICS

FUND COMPOSITION[3]

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent investments in investment companies other than those that are exchange traded. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

[5]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and are backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

[6]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Performance Summary
December 31, 2011

The following graph shows the value, as of December 31, 2011, of a $10,000 investment made in the Fund on January 9, 2006 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark, the Barclays Capital Government/Mortgage Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Government Income Fund’s Performance

Performance of a $10,000 investment, with distributions reinvested, from January 9, 2006 through December 31, 2011.

Average Annual Total Return through December 31, 2011	One Year	Five Years	Since Inception
Government Income Fund (Commenced January 9, 2006)	6.35%	5.68%	5.40%

          21

GOLDMAN SACHS VARIABLE INSURANCE TRUST — GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Growth Opportunities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2011 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated an average total return of –3.97%. This return compares to the –1.65% average annual total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund underperformed relative to the Russell Index because of stock selection.

Which equity market sectors most significantly affected Fund performance?

Our bottom-up approach focuses on security selection, and as a result, we do not make active sector-level investment decisions. That said, on a sector level, security selection in the consumer discretionary, consumer staples and financials sectors detracted from Fund returns. Stock picks in the health care, information technology and energy sectors contributed to relative performance.

Which individual stocks detracted significantly from the Fund’s performance during the Reporting Period?

RealD, a company that designs, manufactures and licenses 3D technology, was the top detractor from the Fund’s performance during the Reporting Period. The company reported disappointing earnings results as revenues from recently released 3D blockbuster movies lagged those of 3D films that had been released during the previous 12 months. Nevertheless, we maintain our opinion that RealD is a market leader in 3D technology and that it will benefit from continued 3D movie acceptance. In our view, RealD is well positioned for long-term growth as 3D movies begin to gain share of total box office revenues.

Office supply retailer Staples hampered relative returns during the Reporting Period. While we continue to see long-term opportunity for the company, we eliminated the stock from the Fund’s portfolio of securities because we believe ongoing cyclical challenges and macroeconomic headwinds may weigh on Staples’ business for a longer period of time than we previously believed. As a result, we felt it was prudent to exit the Fund’s position and reallocate the capital to investments in which we had higher conviction.

Avon Products, which markets cosmetic and beauty products, detracted from the Fund’s relative results during the Reporting Period. Its shares declined after the company lowered revenue guidance for its fiscal year 2011. Avon Products’ earnings were hurt by disappointing sales in select markets and softer margins as a result of higher input costs. In our opinion, Avon Products may be poised to deliver higher operating margins over the next few years as its broad geographic footprint, particularly in Latin America, provides exposure to numerous growing markets. However, we decided during the Reporting Period to trim the Fund’s position and allocate the capital to investments in which we had a higher conviction.

What were some of the Fund’s best-performing individual stocks?

We believe that acquisitions demonstrate how quickly the valuation gap between a company’s stock price and the intrinsic worth of the franchise can close when other business buyers recognize a company’s long-term growth potential. A number of the Fund’s best-performing individual stocks provide evidence to support our thesis.

Nalco, a dominant market leader in water treatment services to industrial and institutional end markets, was the Fund’s top contributor during the Reporting Period. Shares rose after the company announced it was being acquired by Ecolab. The acquisition was executed in the fourth quarter of 2011, and we subsequently sold the Fund’s position.

Pharmasset, a clinical-state pharmaceutical company, enhanced the Fund’s relative returns after the company agreed to be acquired at a significant premium by Gilead Sciences. We liquidated the Fund’s position in Pharmasset during the Reporting Period.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST — GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

SuccessFactors, a market-leading provider of cloud-based human capital management solutions, contributed to the Fund’s relative performance after the company agreed to be bought out by SAP. (Cloud computing is Internet-based computing, whereby shared resources, software, and information are provided to computers and other devices on demand, like the electricity grid.) SAP agreed to acquire all outstanding shares at a significant premium. We exited the Fund’s position during the Reporting Period.

Did the Fund make any significant purchases or sales during the Reporting Period?

The Fund purchased Urban Outfitters during the Reporting Period. The specialty retailer operates numerous successful brands including Urban Outfitters, Anthropologie, Free People and Terrain. It has been rapidly expanding its retail store base and has been successful at introducing brands to the global marketplace. In our opinion, its management has a history of strong execution, demonstrating disciplined capital allocation and producing consistent sales growth over a multi-year period.

We also added MSCI to the Fund’s portfolio of securities. MSCI is a provider of investment decision support tools such as indices, portfolio risk and analytics tools. In our opinion, MSCI has an established brand and is well positioned to benefit from secular growth in these product areas. During the Reporting Period, MSCI’s shares underperformed after the company reported lower margins in its ISS business, an area that focuses on governance research and outsourced proxy voting and reporting services. We believe this issue is transitory and took advantage of the price weakness to initiate the Fund’s position.

In addition to those sales already mentioned, we exited the Fund’s position in Southwestern Energy, an oil and natural gas exploration and production company. During the Reporting Period, we became concerned with the company’s well productivity data and the trend at its core operation in the Fayetteville Shale. Based on new data on recently added acreage, we were cautious about the company’s ability to diversify its business away from Fayetteville and natural gas without incurring significant costs, the financing of which remains natural gas price dependent. Based on a deteriorated medium-term risk/reward profile, we liquidated the Fund’s position in the stock and reallocated the capital to investments in which we had a higher conviction.

Were there any notable changes in the Fund’s sector weightings during the Reporting Period?

There were no notable changes in the Fund’s weightings during the Reporting Period.

How did the Fund use derivatives and similar instruments during the Reporting Period?

The Fund does not use derivatives within its investment process.

How was the Fund positioned relative to the Russell Index at the end of the Reporting Period?

As mentioned, the Fund’s sector positioning relative to the Russell Index is the result of our stock selection, as we take a pure bottom-up, research-intensive approach to investing. From that perspective, then, at the end of the Reporting Period, the Fund’s portfolio was broadly diversified with overweighted positions compared to the Russell Index in the information technology, financials, telecommunication services and energy sectors. The Fund had smaller weightings in the materials, industrials, consumer staples, consumer discretionary and health care sectors. It was rather neutral compared to the Russell Index in utilities at the end of the Reporting Period.

          23

FUND BASICS

Growth Opportunities Fund
as of December 31, 2011

STANDARDIZED TOTAL RETURNS[1]

For the period ended 12/31/11	One Year	Five Year	Since Inception	Inception Date

Service	-3.97%	5.13%	4.69%	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS[2]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Service	1.15%	1.43%

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP 10 HOLDINGS AS OF 12/31/11[3]

	% of Total Net
Holding	Assets	Line of Business

SBA Communications Corp. Class A	2.8%	Telecommunication Services
PVH Corp.	2.5	Consumer Durables & Apparel
C. R. Bard, Inc.	2.3	Health Care Equipment & Services
Cameron International Corp.	2.3	Energy
PetSmart, Inc.	2.2	Retailing
Global Payments, Inc.	2.2	Software & Services
Amphenol Corp. Class A	2.1	Technology Hardware & Equipment
Whiting Petroleum Corp.	2.1	Energy
Pioneer Natural Resources Co.	2.0	Energy
Ecolab, Inc.	2.0	Materials

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

24

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS[4]

As of December 31, 2011

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

          25

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Performance Summary
December 31, 2011

The following graph shows the value, as of December 31, 2011, of a $10,000 investment made in the Fund on January 9, 2006 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Growth Opportunities Fund’s Performance

Performance of a $10,000 investment, with distributions reinvested, from January 9, 2006 through December 31, 2011.

Average Annual Total Return through December 31, 2011	One Year	Five Years	Since Inception
Growth Opportunities Fund (Commenced January 9, 2006)	-3.97%	5.13%	4.69%

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments
December 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – 18.3%
Banks – 4.3%
Abbey National Treasury Services PLC
$175,000	2.875%	04/25/14	$161,331
Bank of America Corp.
200,000	5.750	12/01/17	189,529
BBVA Bancomer SA(a)
425,000	7.250	04/22/20	422,938
Capital One Bank NA
300,000	8.800	07/15/19	344,962
CBA Capital Trust II(a)(b)(c)
325,000	6.024	03/29/49	300,441
Citigroup Capital XXI(b)(c)
383,000	8.300	12/21/57	385,873
Citigroup, Inc.
600,000	5.000	09/15/14	590,854
JPMorgan Chase Capital XXV Series Y
275,000	6.800	10/01/37	275,000
Merrill Lynch & Co., Inc.
325,000	6.400	08/28/17	314,699
Morgan Stanley & Co.
275,000	5.750	08/31/12	278,530
300,000	5.950	12/28/17	284,243
100,000	6.625	04/01/18	97,751
National City Preferred Capital Trust I(b)(c)
350,000	12.000	12/29/49	367,500
Regions Financial Corp.
325,000	5.750	06/15/15	312,000
Resona Bank Ltd.(a)(b)(c)
650,000	5.850	09/29/49	645,919
Santander Holdings USA, Inc.
165,000	4.625	04/19/16	157,464
The Bear Stearns Companies LLC
500,000	7.250	02/01/18	584,790
The Royal Bank of Scotland Group PLC(a)
425,000	4.875	08/25/14	415,854
Wachovia Bank NA
300,000	6.600	01/15/38	333,557

			6,463,235

Captive Auto(a) – 0.3%
FUEL Trust
525,000	3.984	06/15/16	521,521

Chemicals – 0.7%
Ecolab, Inc.
325,000	3.000	12/08/16	337,260
325,000	4.350	12/08/21	348,753
The Dow Chemical Co.
420,000	7.600	05/15/14	475,661

			1,161,674

Diversified Manufacturing(a) – 0.2%
Xylem, Inc.
250,000	3.550	09/20/16	255,565

Electric – 0.5%
PPL WEM Holdings PLC(a)(c)
220,000	5.375	05/01/21	230,703
Progress Energy, Inc.
350,000	7.000	10/30/31	465,913

			696,616

Energy – 3.1%
Anadarko Petroleum Corp.
325,000	6.375	09/15/17	376,236
BP Capital Markets PLC
225,000	3.200	03/11/16	236,369
500,000	4.500	10/01/20	550,300
Dolphin Energy Ltd.(a)
202,296	5.888	06/15/19	217,527
Gazprom OAO Via Gaz Capital SA
350,000	9.250	04/23/19	415,625
Noble Energy, Inc.(c)
200,000	6.000	03/01/41	231,708
Pemex Project Funding Master Trust
150,000	6.625	06/15/35	169,875
Petrobras International Finance Co.
40,000	5.750	01/20/20	42,722
320,000	5.375	01/27/21	332,828
PTTEP Canada International Finance Ltd.(a)
240,000	5.692	04/05/21	251,016
Ras Laffan Liquefied Natural Gas Co. Ltd. III(a)
250,000	5.500	09/30/14	267,500
TNK-BP Finance SA
140,000	7.875	03/13/18	149,625
Transocean, Inc.
100,000	4.950	11/15/15	101,881
325,000	6.000	03/15/18	335,561
225,000	6.500	11/15/20	232,242
175,000	6.375	12/15/21	184,886
Weatherford International Ltd.
275,000	9.625	03/01/19	356,110

			4,452,011

Food & Beverage – 0.7%
Kraft Foods, Inc.
275,000	6.125	08/23/18	324,981
225,000	6.500	02/09/40	289,071
Pernod-Ricard SA(a)
425,000	4.450	01/15/22	439,094

			1,053,146

Healthcare – 0.8%
Cigna Corp.
150,000	2.750	11/15/16	150,410
DENTSPLY International, Inc.
125,000	2.750	08/15/16	125,868
Express Scripts, Inc.
300,000	3.125	05/15/16	301,649
Life Technologies Corp.
225,000	6.000	03/01/20	252,349
PerkinElmer, Inc.(c)
275,000	5.000	11/15/21	279,826

			1,110,102

The accompanying notes are an integral part of these financial statements.          27

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)
December 31, 2011

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)

Life Insurance – 0.8%
MetLife Capital Trust X(a)(c)
	$300,000	9.250%	04/08/38	$342,750
Prudential Financial, Inc.
	575,000	3.875	01/14/15	593,894
The Northwestern Mutual Life Insurance Co.(a)
	200,000	6.063	03/30/40	240,086

				1,176,730

Media Non Cable – 0.6%
NBCUniversal Media LLC
	175,000	2.875	04/01/16	179,124
News America, Inc.
	375,000	6.150	02/15/41	430,301
WPP Finance UK
	275,000	8.000	09/15/14	308,461

				917,886

Metals and Mining – 0.7%
Freeport-McMoRan Copper & Gold, Inc.(c)
	418,000	8.375	04/01/17	442,558
Newcrest Finance Pty Ltd.(a)
	275,000	4.450	11/15/21	271,252
Teck Resources Ltd.(c)
	300,000	10.750	05/15/19	366,750

				1,080,560

Noncaptive-Financial – 1.0%
Capital One Capital III
	125,000	7.686	08/15/36	124,063
Capital One Capital IV(b)(c)
	350,000	6.745	02/17/37	343,000
Discover Bank
	250,000	8.700	11/18/19	284,681
International Lease Finance Corp.
	375,000	5.750	05/15/16	348,750
SLM Corp.
AUD	150,000	6.000	05/10/12	151,351
	$325,000	6.250	01/25/16	317,696

				1,569,541

Pipelines – 0.8%
Energy Transfer Partners LP
	375,000	5.950	02/01/15	405,929
Enterprise Products Operating LLC
	175,000	5.000	03/01/15	190,731
Tennessee Gas Pipeline Co.
	200,000	8.375	06/15/32	252,754
TransCanada Pipelines Ltd.(b)(c)
	325,000	6.350	05/15/67	323,375

				1,172,789

Property/Casualty Insurance – 0.6%
Transatlantic Holdings, Inc.
	225,000	8.000	11/30/39	256,530
ZFS Finance USA Trust IV(a)(b)(c)
	675,000	5.875	05/09/32	634,500

				891,030

Real Estate Investment Trusts – 2.2%
Brandywine Operating Partnership LP(c)
	300,000	4.950	04/15/18	296,118
Developers Diversified Realty Corp.
	375,000	7.500	04/01/17	404,923
Duke Realty LP
	350,000	5.950	02/15/17	376,154
ERP Operating LP
	275,000	4.625	12/15/21	278,307
HCP, Inc.
	275,000	6.000	01/30/17	296,911
Healthcare Realty Trust, Inc.
	350,000	5.750	01/15/21	354,305
Kilroy Realty LP
	275,000	5.000	11/03/15	285,020
ProLogis LP
	100,000	2.250	04/01/37	99,750
	175,000	1.875 (c)	11/15/37	171,500
Simon Property Group LP
	350,000	10.350	04/01/19	485,325
WEA Finance LLC(a)
	125,000	7.500	06/02/14	137,030

				3,185,343

Technology – 0.2%
Hewlett-Packard Co.
	250,000	3.000	09/15/16	250,110

Tobacco – 0.2%
Altria Group, Inc.
	175,000	9.700	11/10/18	236,510

Transportation(a) – 0.3%
Transnet Ltd.
	400,000	4.500	02/10/16	402,205

Wirelines Telecommunications – 0.3%
AT&T, Inc.
	425,000	2.950	05/15/16	442,916

TOTAL CORPORATE OBLIGATIONS
(Cost $26,198,539)				$27,039,490

Mortgage-Backed Obligations – 46.4%
Adjustable Rate Non-Agency(b) – 1.8%
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
	$25,511	2.447%	04/25/34	$20,294
Countrywide Alternative Loan Trust Series 2005-38, Class A1
	260,418	1.708	09/25/35	149,587
Countrywide Home Loan Mortgage Pass-Through Trust Series 2003-52, Class A1
	98,408	2.667	02/19/34	81,418
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB6, Class A2
	19,214	2.716	11/20/34	14,555

28          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(b) – (continued)

Indymac Index Mortgage Loan Trust Series 2005-AR15, Class A1
$457,051	4.913%	09/25/35	$318,599
Indymac Index Mortgage Loan Trust Series 2006-AR4, Class A1A
951,081	0.504	05/25/46	516,190
J.P. Morgan Mortgage Trust Series 2007-A1, Class 2A2
331,885	2.769	07/25/35	263,041
Lehman XS Trust Series 2005-7N, Class 1A1A
375,344	0.564	12/25/35	236,632
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
661,448	1.068	12/25/46	167,302
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
22,307	2.444	09/25/34	18,182
Structured Adjustable Rate Mortgage Loan Trust Series 2004-5, Class 3A1
48,195	2.505	05/25/34	42,634
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR3, Class A2
26,541	2.563	06/25/34	24,611
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA2, Class 1A
586,854	0.908	03/25/47	302,986
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A3
756,927	2.730	07/25/36	539,589

			2,695,620

Collateralized Mortgage Obligations – 10.1%
Agency Multi-Family – 3.5%
FHLMC REMIC Structured Pass-Through Certificates Series K703, Class A2
600,000	2.699	05/25/18	620,223
FNMA
394,327	2.800	03/01/18	411,092
1,091,701	3.740	05/01/18	1,190,017
320,000	3.840	05/01/18	346,674
800,000	4.506	06/01/19	889,187
197,748	3.416	10/01/20	209,544
197,818	3.632	12/01/20	212,151
988,958	3.763	12/01/20	1,067,834
GNMA
186,528	3.950	07/15/25	199,726

			5,146,448

Covered Bonds(a) – 5.6%
Bank of Scotland PLC
300,000	5.250	02/21/17	314,156
Companhia de Financement Foncier
100,000	2.125	04/22/13	98,926
DnB NOR Boligkreditt
1,700,000	2.100	10/14/15	1,686,225
1,100,000	2.900	03/29/16	1,118,255
ING Bank NV
700,000	2.500	01/14/16	687,385
Nordea Eiendomskreditt AS
1,300,000	1.875	04/07/14	1,300,358
Sparebank 1 Boligkreditt AS
1,400,000	1.250	10/25/13	1,390,037
1,200,000	2.625	05/27/16	1,207,030
Stadshypotek AB
450,000	1.450	09/30/13	449,210

			8,251,582

Interest Only(b)(d)(e) – 0.0%
FNMA REMIC Series 2004-71, Class DI
253,526	0.000	04/25/34	785

Planned Amortization Class – 0.7%
FNMA REMIC Series 2003-92, Class PD
996,272	4.500	03/25/17	1,009,585

Regular Floater(b)(d) – 0.0%
FHLMC REMIC Series 2005-3038, Class XA
2,560	0.000	09/15/35	2,550

Sequential Fixed Rate – 0.3%
National Credit Union Administration Guaranteed Notes Series A4
500,000	3.000	06/12/19	530,445

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$14,941,395

Commercial Mortgage-Backed Securities – 2.5%
Sequential Fixed Rate – 2.5%
GE Capital Commercial Mortgage Corp. Series 2002-1A, Class A3
$1,137,809	6.269%	12/10/35	$1,142,340
Morgan Stanley Dean Witter Capital I Series 2003-TOP9, Class A2
2,546,886	4.740	11/13/36	2,600,464

			3,742,804

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$3,742,804

Federal Agencies – 32.0%
Adjustable Rate FHLMC(b) – 1.6%
$1,603,959	2.375%	09/01/35	$1,699,254
576,644	4.780	10/01/35	614,126

			2,313,380

Adjustable Rate FNMA(b) – 1.6%
544,829	2.083	05/01/33	569,083
835,644	2.457	05/01/35	880,018
928,331	2.664	09/01/35	980,515

			2,429,616

FHLMC – 4.9%
23,104	7.500	06/01/15	24,757
48,761	7.000	07/01/16	51,922
463,535	5.500	02/01/18	501,603
37,312	5.500	04/01/18	40,376
14,516	4.500	09/01/18	15,426

The accompanying notes are an integral part of these financial statements.          29

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)
December 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)

$62,541	5.500%	09/01/18	$67,677
7,154	9.500	08/01/19	7,851
123,790	6.500	10/01/20	138,260
30,053	4.500	07/01/24	32,173
166,685	4.500	11/01/24	179,277
33,737	4.500	12/01/24	36,285
54,359	6.000	03/01/29	60,574
665	6.000	04/01/29	741
35,026	7.500	12/01/29	39,451
325,810	7.000	05/01/32	366,941
924	6.000	08/01/32	1,029
180,905	7.000	12/01/32	203,743
32,600	5.000	12/01/35	35,366
36,807	6.000	09/01/37	40,685
58,709	6.000	02/01/38	64,968
150,857	6.000	07/01/38	167,221
45,064	6.000	10/01/38	50,038
8,324	4.500	07/01/39	8,821
1,167,313	4.500	09/01/39	1,254,998
84,071	4.500	10/01/39	90,915
303,217	4.500	11/01/39	321,312
936,693	4.500	12/01/39	992,591
32,237	4.500	01/01/40	34,161
683,053	5.500	01/01/40	741,078
46,662	4.500	04/01/40	49,548
111,186	4.500	07/01/40	118,063
288,110	4.000	12/01/40	302,609
20,219	4.500	04/01/41	21,513
17,462	4.500	05/01/41	18,579
91,584	4.500	06/01/41	97,445
14,525	4.500	09/01/41	15,455
996,735	4.000	10/01/41	1,054,164

			7,247,616

FNMA – 21.7%
66,602	7.500	08/01/15	70,577
30,669	6.000	04/01/16	32,975
57,942	6.500	05/01/16	62,923
84,882	6.500	09/01/16	92,179
107,511	6.500	11/01/16	116,753
27,219	7.500	04/01/17	29,233
429,367	5.500	02/01/18	466,333
398,605	5.000	05/01/18	428,593
35,700	6.500	08/01/18	39,740
180,731	7.000	08/01/18	203,289
5,840	5.000	06/01/23	6,276
481,372	5.500	09/01/23	524,365
103,036	5.500	10/01/23	112,454
23,493	4.500	07/01/24	25,348
360,839	4.500	11/01/24	389,734
135,088	4.500	12/01/24	146,056
5,797	7.000	11/01/25	6,719
37,658	9.000	11/01/25	44,949
175,263	7.000	08/01/26	202,677
1,759	7.000	08/01/27	2,040
10,191	7.000	09/01/27	11,817
48,529	6.000	12/01/27	53,962
287,000	6.000	02/01/29	319,800
263,156	6.000	06/01/29	293,227
57,531	8.000	10/01/29	69,174
19,114	7.000	12/01/29	22,153
1,518	8.500	04/01/30	1,834
7,535	8.000	05/01/30	9,053
21,480	7.000	05/01/32	24,897
166,435	7.000	06/01/32	192,537
236,226	7.000	08/01/32	273,272
48,237	8.000	08/01/32	58,375
17,476	5.000	08/01/33	18,876
2,862	5.500	09/01/33	3,117
3,647	5.500	02/01/34	3,973
617	5.500	04/01/34	672
35,762	5.500	12/01/34	38,996
79,796	5.000	04/01/35	86,763
218,997	6.000	04/01/35	243,989
2,935,630	5.000	07/01/35	3,171,934
11,055	5.000	09/01/35	11,941
4,990	5.500	09/01/35	5,445
519	5.500	02/01/37	566
778	5.500	04/01/37	848
882	5.500	05/01/37	961
80,842	6.000	12/01/37	89,545
1,235	5.500	03/01/38	1,348
39,804	6.000	05/01/38	44,214
982	5.500	06/01/38	1,072
34,513	6.000	06/01/38	38,337
1,292	5.500	07/01/38	1,411
85,876	6.000	07/01/38	95,389
1,329	5.500	08/01/38	1,452
34,521	6.000	08/01/38	38,345
676	5.500	09/01/38	739
18,182	5.500	10/01/38	19,866
40,771	6.000	10/01/38	45,390
47,228	6.000	11/01/38	52,578
489	5.500	12/01/38	534
348,439	5.000	01/01/39	378,696
37,861	5.000	07/01/39	40,981
63,636	4.500	08/01/39	68,837
184,444	4.500	12/01/39	200,035
45,668	4.500	01/01/40	49,528
1,808,259	4.000	10/01/40	1,900,263
1,866,118	4.000	11/01/40	1,961,066
886,221	4.500	12/01/40	943,571
353,329	5.000	02/01/41	383,864
2,943,095	4.000	03/01/41	3,096,282
1,889,411	4.000	04/01/41	1,985,544
144,024	5.000	04/01/41	155,891
304,323	5.000	05/01/41	329,398
44,118	5.000	06/01/41	47,753
978,034	4.500	09/01/41	1,044,066
2,042,115	5.000	10/01/41	2,223,494
698,863	4.000	11/01/41	736,809

30          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal		Interest	Maturity
Amount		Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

	$5,000,000	3.500%	TBA-30yr	(f)	$5,142,969
	3,000,000	3.000	TBA-15yr	(f)	3,097,969

					32,138,631

GNMA – 2.2%
	10,940	7.000	10/15/25		12,780
	15,432	7.000	11/15/25		17,849
	2,795	7.000	02/15/26		3,241
	11,010	7.000	04/15/26		12,768
	4,183	7.000	03/15/27		4,923
	101,722	7.000	11/15/27		119,720
	5,138	7.000	01/15/28		6,047
	39,587	7.000	02/15/28		46,588
	15,062	7.000	03/15/28		17,726
	4,028	7.000	04/15/28		4,740
	569	7.000	05/15/28		669
	10,393	7.000	06/15/28		12,231
	22,329	7.000	07/15/28		26,279
	14,802	7.000	08/15/28		17,420
	37,510	7.000	09/15/28		44,143
	4,288	7.000	11/15/28		5,046
	4,981	7.500	11/15/30		5,821
	620	7.000	12/15/31		730
	25,620	7.500	10/15/32		27,609
	599,703	6.000	08/20/34		680,662
	2,000,000	4.000	TBA-30yr	(f)	2,145,156

					3,212,148

TOTAL FEDERAL AGENCIES					$47,341,391

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $68,897,290)					$68,721,210

Agency Debentures – 3.3%
FHLMC
	$800,000	0.700%	11/04/13		$798,614
	1,200,000	0.625	12/29/14		1,200,863
FNMA
	1,600,000	0.625	10/30/14		1,602,434
Tennessee Valley Authority(g)
	900,000	5.375	04/01/56		1,212,927

TOTAL AGENCY DEBENTURES
(Cost $4,491,077)					$4,814,838

Asset-Backed Securities – 2.5%
Home Equity – 0.2%
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
	$140,887	7.000%	09/25/37		$100,560
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
	185,037	7.000	09/25/37		129,534

					230,094

Student Loans(b) – 2.3%
Brazos Higher Education Authority Series 2011-1, Class A2
	1,000,000	1.306	02/25/30		971,440
Brazos Higher Education Authority Series 2011-2, Class A2
	800,000	1.268	07/25/29		777,857
College Loan Corp. Trust Series 2006-1, Class A3
	1,000,000	0.508	10/25/25		979,000
GCO Education Loan Funding Trust Series 2006-1, Class A10L
	100,000	0.696	02/27/28		85,049
GCO Education Loan Funding Trust Series 2006-1, Class A11L
	100,000	0.736	05/25/36		81,159
Goal Capital Funding Trust Series 2010-1, Class A(a)
	259,041	1.206	08/25/48		242,017
Knowledgeworks Foundation Series 2010-1, Class A
	271,276	1.456	02/25/42		261,912

					3,398,434

TOTAL ASSET-BACKED SECURITIES
(Cost $3,781,349)					$3,628,528

Foreign Debt Obligations – 7.5%
Sovereign – 7.0%
Colombia Government International Bond
	$580,000	4.375%	07/12/21		$620,600
Federal Republic of Brazil
	220,000	8.250	01/20/34		331,650
	200,000	7.125	01/20/37		277,000
Malaysia Government Bond
MYR	1,220,000	3.434	08/15/14		388,784
State of Qatar(a)
	$330,000	5.250	01/20/20		362,175
United Kingdom Gilt
GBP	4,200,000	4.500	03/07/13		6,843,316
	1,000,000	2.750	01/22/15		1,660,312

					10,483,837

Supranational – 0.5%
North American Development Bank
	$600,000	4.375	02/11/20		667,041

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $10,952,784)					$11,150,878

Municipal Debt Obligations – 1.4%
California – 0.2%
California State Various Purpose GO Bonds Series 2010
	$140,000	7.950%	03/01/36		$158,309
	105,000	7.625	03/01/40		129,187

					287,496

Illinois – 0.2%
Illinois State GO Bonds for Build America Bonds Series 2010-5
	250,000	7.350	07/01/35		275,780

The accompanying notes are an integral part of these financial statements.          31

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)
December 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)

Missouri – 0.5%
Missouri Higher Education Loan Authority RB Asset-Backed Notes Series 2010 A-1(b)(h)
$779,174	1.456%	02/27/12	$755,444

New York – 0.3%
Rensselaer Polytechnic Institute Taxable Bonds Series 2010
475,000	5.600	09/01/20	534,570

Ohio – 0.2%
American Municipal Power, Inc. RB Build America Bond Series 2010 E RMKT
250,000	6.270	02/15/50	281,747

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $2,003,655)			$2,135,037

Government Guarantee Obligations(i) – 4.4%
Achmea Hypotheekbank NV(a)
$791,000	3.200%	11/03/14	$830,113
BRFkredit AS(a)
1,700,000	2.050	04/15/13	1,731,370
Commonwealth Bank of Australia(a)
700,000	2.500	12/10/12	711,839
FIH Erhvervsbank A/S(a)
1,400,000	1.750	12/06/12	1,410,312
Landwirtschaftliche Rentenbank
1,400,000	4.125	07/15/13	1,469,210
Swedbank AB(a)
200,000	2.900	01/14/13	204,753
Westpac Securities NZ Ltd.(a)
200,000	2.500	05/25/12	201,223

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $6,424,594)			$6,558,820

U.S. Treasury Obligations – 19.8%
United States Treasury Bonds
$100,000	4.500%	05/15/38	$131,794
500,000	4.250	11/15/40	637,515
100,000	4.750	02/15/41	137,829
400,000	4.375	05/15/41	521,192
2,400,000	3.125	11/15/41	2,514,552
United States Treasury Inflation-Protected Securities
755,574	3.000	07/15/12	772,340
123,280	1.875	07/15/13	129,002
United States Treasury Notes
7,700,000	0.250	10/31/13	7,701,925
3,000,000	0.250	11/30/13	3,000,360
5,900,000	0.625	07/15/14	5,945,666
1,200,000	0.375	11/15/14	1,200,840
1,500,000	1.000	10/31/16	1,514,490
1,600,000	0.875	11/30/16	1,604,832
1,000,000	2.125	08/15/21	1,025,580
2,500,000	2.000	11/15/21	2,528,325

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $28,964,657)			$29,366,242

TOTAL INVESTMENTS – 103.6%
(Cost $151,713,945)			$153,415,043

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.6)%			(5,300,568)

NET ASSETS – 100.0%			$148,114,475

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $19,941,285, which represents approximately 13.5% of net assets as of December 31, 2011.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011.

(c)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Issued with a zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(e)	Security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(f)	TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $10,386,094 which represents approximately 7.0% of net assets as of December 31, 2011.

(g)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(h)	Maturity date disclosed is the next interest reset date.

(i)	Guaranteed by a foreign government until maturity.

32          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Investment Abbreviations:
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
LIBOR	—	London Interbank Offered Rate
RB	—	Revenue Bond
REMIC	—	Real Estate Mortgage Investment Conduit
RMKT	—	Remarketed
UK	—	United Kingdom

Currency Abbreviations:
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
EUR	—	Euro Dollar
GBP	—	British Pound
JPY	—	Japanese Yen
MYR	—	Malaysian Ringgit
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
SEK	—	Swedish Krona
USD	—	United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2011, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

Barclays Bank PLC	SEK/NOK	3/21/12	$99,196	$2,158
	USD/EUR	3/21/12	97,136	2,782
Citibank NA	CHF/EUR	3/21/12	79,396	392
	JPY/EUR	3/21/12	101,065	2,633
	USD/CHF	3/21/12	140,863	255
Deutsche Bank Securities, Inc.	CAD/EUR	3/21/12	99,862	2,726
	NZD/USD	3/21/12	86,723	286
HSBC Bank PLC	JPY/USD	3/21/12	162,374	1,651
	USD/EUR	3/21/12	248,512	2,121
	USD/SEK	3/21/12	433,506	4,494
JPMorgan Chase Bank NA	USD/EUR	1/20/12	101,590	205
	USD/EUR	3/21/12	296,590	3,152
Morgan Stanley Co., Inc.	USD/EUR	3/21/12	99,727	679
Royal Bank of Canada	CAD/EUR	3/21/12	102,105	2,379
	CAD/USD	3/21/12	287,906	1,796
Royal Bank of Scotland	USD/EUR	3/21/12	196,863	1,908
State Street Bank	CAD/EUR	3/21/12	200,936	4,073
	USD/EUR	3/21/12	321,104	1,692
	USD/GBP	3/21/12	479,596	1,907
UBS AG	USD/CHF	3/21/12	43,455	545
Westpac Banking Corp.	NZD/USD	3/21/12	77,394	2,950

TOTAL				$40,784

The accompanying notes are an integral part of these financial statements.          33

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)
December 31, 2011

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

Barclays Bank PLC	EUR/GBP	3/21/12	$106,208	$(255)
Citibank NA	EUR/JPY	3/21/12	98,431	(1,922)
	USD/NOK	3/21/12	79,958	(132)
Credit Suisse International	EUR/CHF	3/21/12	99,727	(680)
	EUR/USD	3/21/12	99,727	(585)
Deutsche Bank Securities, Inc.	EUR/CHF	3/21/12	99,727	(1,049)
	EUR/SEK	3/21/12	99,727	(575)
	EUR/USD	3/21/12	99,727	(209)
HSBC Bank PLC	USD/SEK	3/21/12	312,727	(4,641)
JPMorgan Chase Bank NA	EUR/CHF	3/21/12	178,731	(1,503)
	EUR/USD	3/21/12	393,725	(5,839)
	USD/GBP	1/31/12	8,555,854	(7,577)
Morgan Stanley Co., Inc.	EUR/USD	3/21/12	98,431	(2,088)
Royal Bank of Canada	CAD/USD	3/21/12	98,982	(18)
	EUR/CAD	3/21/12	98,431	(358)
Royal Bank of Scotland	EUR/SEK	3/21/12	192,977	(2,639)
State Street Bank	USD/NZD	3/21/12	396,448	(5,386)
UBS AG	EUR/CAD	3/21/12	97,136	(2,875)
	EUR/USD	3/21/12	198,158	(2,745)
Westpac Banking Corp.	USD/AUD	3/21/12	407,624	(12,567)

TOTAL				$(53,643)

FORWARD SALES CONTRACTS — At December 31, 2011, the Fund had the following forward sales contracts:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date(f)	Date	Amount	Value

FNMA	4.000%	TBA-30yr	01/12/12	$(3,000,000)	$(3,150,938)
FNMA	4.500	TBA-30yr	01/12/12	(1,000,000)	(1,064,297)
FNMA	5.000	TBA-30yr	01/12/12	(3,000,000)	(3,241,406)
FNMA	5.000	TBA-30yr	02/13/12	(2,000,000)	(2,156,719)

TOTAL (Proceeds Receivable: $9,583,047)					$(9,613,360)

FUTURES CONTRACTS — At December 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	(7)	March 2012	$(1,738,713)	$(9,407)
U.S. Long Bond	19	March 2012	2,751,438	10,686
U.S. Ultra Long Treasury Bonds	13	March 2012	2,082,438	32,155
5 Year U.S. Treasury Notes	63	March 2012	7,765,242	23,879
10 Year U.S. Treasury Notes	45	March 2012	5,900,625	56,507

TOTAL				$113,820

34          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments
December 31, 2011

Shares	Description	Value

Common Stocks – 99.4%
Automobiles & Components – 0.7%
1,600	BorgWarner, Inc.*	$101,984
56,613	Ford Motor Co.*	609,156
3,400	Harley-Davidson, Inc.	132,158
10,035	Johnson Controls, Inc.	313,694
3,800	The Goodyear Tire & Rubber Co.*	53,846

		1,210,838

Banks – 2.7%
10,200	BB&T Corp.	256,734
2,850	Comerica, Inc.	73,530
13,505	Fifth Third Bancorp	171,784
4,486	First Horizon National Corp.	35,888
7,800	Hudson City Bancorp, Inc.	48,750
12,749	Huntington Bancshares, Inc.	69,992
14,300	KeyCorp	109,967
1,916	M&T Bank Corp.	146,267
5,400	People’s United Financial, Inc.	69,390
7,757	PNC Financial Services Group, Inc.	447,346
19,425	Regions Financial Corp.	83,527
7,900	SunTrust Banks, Inc.	139,830
28,351	U.S. Bancorp	766,895
78,167	Wells Fargo & Co.	2,154,283
2,800	Zions Bancorporation	45,584

		4,619,767

Capital Goods – 8.1%
10,439	3M Co.	853,179
9,571	Caterpillar, Inc.	867,133
2,400	Cooper Industries PLC	129,960
2,900	Cummins, Inc.	255,258
8,500	Danaher Corp.	399,840
6,179	Deere & Co.	477,946
2,701	Dover Corp.	156,793
5,000	Eaton Corp.	217,650
10,996	Emerson Electric Co.	512,304
4,400	Fastenal Co.	191,884
800	Flowserve Corp.	79,456
2,482	Fluor Corp.	124,721
5,306	General Dynamics Corp.	352,371
156,447	General Electric Co.	2,801,966
1,837	Goodrich Corp.	227,237
11,508	Honeywell International, Inc.	625,460
7,200	Illinois Tool Works, Inc.	336,312
4,500	Ingersoll-Rand PLC	137,115
2,000	Jacobs Engineering Group, Inc.*	81,160
1,600	Joy Global, Inc.	119,952
1,400	L-3 Communications Holdings, Inc.	93,352
3,951	Lockheed Martin Corp.	319,636
5,400	Masco Corp.	56,592
3,792	Northrop Grumman Corp.	221,756
5,393	PACCAR, Inc.	202,076
1,700	Pall Corp.	97,155
2,248	Parker Hannifin Corp.	171,410
2,100	Precision Castparts Corp.	346,059
3,000	Quanta Services, Inc.*	64,620
5,076	Raytheon Co.	245,577
2,100	Rockwell Automation, Inc.	154,077
2,260	Rockwell Collins, Inc.	125,136
1,400	Roper Industries, Inc.	121,618
903	Snap-On, Inc.	45,710
2,452	Stanley Black & Decker, Inc.	165,755
4,300	Textron, Inc.	79,507
11,067	The Boeing Co.	811,764
6,900	Tyco International Ltd.	322,299
13,414	United Technologies Corp.	980,429
833	W.W. Grainger, Inc.	155,929
2,800	Xylem, Inc.	71,932

		13,800,086

Commercial & Professional Services – 0.5%
1,700	Avery Dennison Corp.	48,756
1,600	Cintas Corp.	55,696
700	Dun & Bradstreet Corp.	52,381
1,750	Equifax, Inc.	67,795
2,600	Iron Mountain, Inc.	80,080
3,100	Pitney Bowes, Inc.	57,474
2,800	R.R. Donnelley & Sons Co.	40,404
4,610	Republic Services, Inc.	127,005
2,200	Robert Half International, Inc.	62,612
1,300	Stericycle, Inc.*	101,296
6,949	Waste Management, Inc.	227,302

		920,801

Consumer Durables & Apparel – 1.0%
4,300	Coach, Inc.	262,472
3,600	D.R. Horton, Inc.	45,396
1,100	Harman International Industries, Inc.	41,844
1,721	Hasbro, Inc.	54,883
2,100	Leggett & Platt, Inc.	48,384
2,500	Lennar Corp. Class A	49,125
5,051	Mattel, Inc.	140,216
4,133	Newell Rubbermaid, Inc.	66,748
5,459	NIKE, Inc. Class B	526,084
5,413	Pulte Group, Inc.*	34,156
900	Ralph Lauren Corp.	124,272
1,300	VF Corp.	165,087
1,159	Whirlpool Corp.	54,994

		1,613,661

Consumer Services – 2.1%
1,600	Apollo Group, Inc. Class A*	86,192
6,600	Carnival Corp.	215,424
500	Chipotle Mexican Grill, Inc.*	168,870
1,920	Darden Restaurants, Inc.	87,514
900	DeVry, Inc.	34,614
4,300	H&R Block, Inc.	70,219
4,400	International Game Technology	75,680
3,963	Marriott International, Inc. Class A	115,601
15,197	McDonald’s Corp.	1,524,715
11,056	Starbucks Corp.	508,686
2,800	Starwood Hotels & Resorts Worldwide, Inc.	134,316
2,126	Wyndham Worldwide Corp.	80,426

The accompanying notes are an integral part of these financial statements.          35

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)
December 31, 2011

Shares	Description	Value

Common Stocks – (continued)
Consumer Services – (continued)

1,100	Wynn Resorts Ltd.	$121,539
6,897	Yum! Brands, Inc.	406,992

		3,630,788

Diversified Financials – 5.2%
15,031	American Express Co.	709,012
3,380	Ameriprise Financial, Inc.	167,783
149,692	Bank of America Corp.	832,288
1,500	BlackRock, Inc.	267,360
6,833	Capital One Financial Corp.	288,968
43,351	Citigroup, Inc.	1,140,565
939	CME Group, Inc.	228,806
8,317	Discover Financial Services	199,608
3,050	E*Trade Financial Corp.*	24,278
1,456	Federated Investors, Inc. Class B	22,058
2,130	Franklin Resources, Inc.	204,608
1,100	IntercontinentalExchange, Inc.*	132,605
6,700	Invesco Ltd.	134,603
56,267	JPMorgan Chase & Co.	1,870,878
1,900	Legg Mason, Inc.	45,695
2,900	Leucadia National Corp.	65,946
2,900	Moody’s Corp.	97,672
22,047	Morgan Stanley	333,571
3,500	Northern Trust Corp.	138,810
3,800	NYSE Euronext	99,180
7,871	SLM Corp.	105,471
7,267	State Street Corp.	292,933
3,800	T. Rowe Price Group, Inc.	216,410
18,015	The Bank of New York Mellon Corp.	358,679
14,642	The Charles Schwab Corp.	164,869
7,282	The Goldman Sachs Group, Inc.(a)	658,511
1,900	The NASDAQ OMX Group, Inc.*	46,569

		8,847,736

Energy – 12.2%
3,300	Alpha Natural Resources, Inc.*	67,419
7,365	Anadarko Petroleum Corp.	562,170
5,716	Apache Corp.	517,755
6,460	Baker Hughes, Inc.	314,214
1,600	Cabot Oil & Gas Corp.	121,440
3,700	Cameron International Corp.*	182,003
9,717	Chesapeake Energy Corp.	216,592
29,493	Chevron Corp.	3,138,055
19,652	ConocoPhillips	1,432,041
3,400	Consol Energy, Inc.	124,780
6,200	Denbury Resources, Inc.*	93,620
5,972	Devon Energy Corp.	370,264
1,100	Diamond Offshore Drilling, Inc.	60,786
11,430	El Paso Corp.	303,695
3,981	EOG Resources, Inc.	392,168
2,200	EQT Corp.	120,538
70,990	Exxon Mobil Corp.	6,017,112
3,546	FMC Technologies, Inc.*	185,208
13,617	Halliburton Co.	469,923
1,500	Helmerich & Payne, Inc.	87,540
4,500	Hess Corp.	255,600
10,399	Marathon Oil Corp.	304,379
5,199	Marathon Petroleum Corp.	173,075
2,800	Murphy Oil Corp.	156,072
4,500	Nabors Industries Ltd.*	78,030
6,318	National Oilwell Varco, Inc.	429,561
1,900	Newfield Exploration Co.*	71,687
3,700	Noble Corp.*	111,814
2,600	Noble Energy, Inc.	245,414
11,995	Occidental Petroleum Corp.	1,123,931
4,006	Peabody Energy Corp.	132,639
1,700	Pioneer Natural Resources Co.	152,116
2,750	QEP Resources, Inc.	80,575
2,300	Range Resources Corp.	142,462
1,800	Rowan Companies, Inc.*	54,594
19,940	Schlumberger Ltd.	1,362,101
5,100	Southwestern Energy Co.*	162,894
9,542	Spectra Energy Corp.	293,417
1,500	Sunoco, Inc.	61,530
2,200	Tesoro Corp.*	51,392
8,645	The Williams Companies, Inc.	285,458
8,313	Valero Energy Corp.	174,989

		20,681,053

Food & Staples Retailing – 2.4%
6,387	Costco Wholesale Corp.	532,165
19,364	CVS Caremark Corp.	789,664
5,100	Safeway, Inc.	107,304
3,373	SUPERVALU, Inc.	27,389
8,900	Sysco Corp.	261,037
8,932	The Kroger Co.	216,333
13,310	Walgreen Co.	440,028
25,960	Wal-Mart Stores, Inc.	1,551,370
2,300	Whole Foods Market, Inc.	160,034

		4,085,324

Food, Beverage & Tobacco – 6.6%
30,626	Altria Group, Inc.	908,061
9,933	Archer-Daniels-Midland Co.	284,084
2,200	Beam, Inc.	112,706
1,450	Brown-Forman Corp. Class B	116,739
2,800	Campbell Soup Co.	93,072
4,750	Coca-Cola Enterprises, Inc.	122,455
6,000	ConAgra Foods, Inc.	158,400
2,400	Constellation Brands, Inc. Class A*	49,608
2,600	Dean Foods Co.*	29,120
3,200	Dr. Pepper Snapple Group, Inc.	126,336
9,424	General Mills, Inc.	380,824
4,768	H.J. Heinz Co.	257,663
2,100	Hormel Foods Corp.	61,509
3,700	Kellogg Co.	187,109
26,257	Kraft Foods, Inc. Class A	980,961
2,016	Lorillard, Inc.	229,824
2,000	McCormick & Co., Inc.	100,840
3,002	Mead Johnson Nutrition Co. Class A	206,327
2,300	Molson Coors Brewing Co. Class B	100,142
23,162	PepsiCo, Inc.	1,536,799
25,775	Philip Morris International, Inc.	2,022,822
4,990	Reynolds American, Inc.	206,686

36          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)

8,600	Sara Lee Corp.	$162,712
33,606	The Coca-Cola Co.	2,351,412
2,200	The Hershey Co.	135,916
1,734	The J.M. Smucker Co.	135,547
4,500	Tyson Foods, Inc. Class A	92,880

		11,150,554

Health Care Equipment & Services – 3.9%
5,389	Aetna, Inc.	227,362
3,860	AmerisourceBergen Corp.	143,553
8,310	Baxter International, Inc.	411,179
3,223	Becton, Dickinson and Co.	240,823
22,006	Boston Scientific Corp.*	117,512
1,267	C. R. Bard, Inc.	108,328
5,032	Cardinal Health, Inc.	204,350
3,416	CareFusion Corp.*	86,801
2,200	Cerner Corp.*	134,750
3,919	CIGNA Corp.	164,598
2,100	Coventry Health Care, Inc.*	63,777
7,200	Covidien PLC	324,072
1,300	DaVita, Inc.*	98,553
2,200	DENTSPLY International, Inc.	76,978
1,700	Edwards Lifesciences Corp.*	120,190
7,274	Express Scripts, Inc.*	325,075
2,400	Humana, Inc.	210,264
617	Intuitive Surgical, Inc.*	285,677
1,500	Laboratory Corp. of America Holdings*	128,955
3,664	McKesson Corp.	285,462
5,737	Medco Health Solutions, Inc.*	320,698
15,582	Medtronic, Inc.	596,012
1,381	Patterson Companies, Inc.	40,767
2,400	Quest Diagnostics, Inc.	139,344
4,680	St. Jude Medical, Inc.	160,524
4,900	Stryker Corp.	243,579
5,750	Tenet Healthcare Corp.*	29,497
15,770	UnitedHealth Group, Inc.	799,224
1,700	Varian Medical Systems, Inc.*	114,121
5,217	WellPoint, Inc.	345,626
2,617	Zimmer Holdings, Inc.*	139,800

		6,687,451

Household & Personal Products – 2.5%
6,400	Avon Products, Inc.	111,808
7,148	Colgate-Palmolive Co.	660,404
5,840	Kimberly-Clark Corp.	429,590
1,900	The Clorox Co.	126,464
1,700	The Estee Lauder Companies, Inc. Class A	190,944
40,787	The Procter & Gamble Co.	2,720,901

		4,240,111

Insurance – 3.6%
5,000	ACE Ltd.	350,600
6,892	Aflac, Inc.	298,148
6,341	American International Group, Inc.*	147,111
4,850	Aon Corp.	226,980
1,400	Assurant, Inc.	57,484
26,115	Berkshire Hathaway, Inc. Class B*	1,992,574
2,368	Cincinnati Financial Corp.	72,129
7,900	Genworth Financial, Inc. Class A*	51,745
6,473	Hartford Financial Services Group, Inc.	105,186
4,458	Lincoln National Corp.	86,574
4,547	Loews Corp.	171,195
7,988	Marsh & McLennan Companies, Inc.	252,581
15,781	MetLife, Inc.	492,052
4,532	Principal Financial Group, Inc.	111,487
7,033	Prudential Financial, Inc.	352,494
7,638	The Allstate Corp.	209,358
4,149	The Chubb Corp.	287,194
9,382	The Progressive Corp.	183,043
6,184	The Travelers Companies, Inc.	365,907
1,511	Torchmark Corp.	65,562
4,418	Unum Group	93,087
4,900	XL Group PLC	96,873

		6,069,364

Materials – 3.5%
3,100	Air Products & Chemicals, Inc.	264,089
1,000	Airgas, Inc.	78,080
16,168	Alcoa, Inc.	139,853
1,651	Allegheny Technologies, Inc.	78,918
2,300	Ball Corp.	82,133
1,600	Bemis Co., Inc.	48,128
990	CF Industries Holdings, Inc.	143,530
2,094	Cliffs Natural Resources, Inc.	130,561
13,638	E.I. du Pont de Nemours & Co.	624,348
2,000	Eastman Chemical Co.	78,120
4,512	Ecolab, Inc.	260,839
1,100	FMC Corp.	94,644
14,136	Freeport-McMoRan Copper & Gold, Inc.	520,063
1,200	International Flavors & Fragrances, Inc.	62,904
6,359	International Paper Co.	188,226
2,498	MeadWestvaco Corp.	74,815
7,954	Monsanto Co.	557,337
7,387	Newmont Mining Corp.	443,294
4,600	Nucor Corp.	182,022
2,500	Owens-Illinois, Inc.*	48,450
2,300	PPG Industries, Inc.	192,027
4,400	Praxair, Inc.	470,360
2,616	Sealed Air Corp.	45,021
1,800	Sigma-Aldrich Corp.	112,428
17,513	The Dow Chemical Co.	503,674
4,100	The Mosaic Co.	206,763
1,300	The Sherwin-Williams Co.	116,051
1,500	Titanium Metals Corp.	22,470
2,220	United States Steel Corp.	58,741
1,800	Vulcan Materials Co.	70,830

		5,898,719

Media – 3.1%
3,200	Cablevision Systems Corp. Class A	45,504
9,864	CBS Corp. Class B	267,709
40,498	Comcast Corp. Class A	960,208
10,539	DIRECTV Class A*	450,648

The accompanying notes are an integral part of these financial statements.          37

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)
December 31, 2011

Shares	Description	Value

Common Stocks – (continued)
Media – (continued)

3,900	Discovery Communications, Inc. Class A*	$159,783
3,871	Gannett Co., Inc.	51,755
32,586	News Corp. Class A	581,334
4,048	Omnicom Group, Inc.	180,460
1,300	Scripps Networks Interactive, Inc. Class A	55,146
6,871	The Interpublic Group of Companies, Inc.	66,855
4,408	The McGraw-Hill Companies, Inc.	198,228
26,729	The Walt Disney Co.	1,002,337
83	The Washington Post Co. Class B	31,275
4,796	Time Warner Cable, Inc.	304,882
14,871	Time Warner, Inc.	537,438
8,244	Viacom, Inc. Class B	374,360

		5,267,922

Pharmaceuticals, Biotechnology & Life Sciences – 7.9%
23,098	Abbott Laboratories	1,298,801
5,096	Agilent Technologies, Inc.*	178,003
4,500	Allergan, Inc.	394,830
11,796	Amgen, Inc.	757,421
3,615	Biogen Idec, Inc.*	397,831
25,226	Bristol-Myers Squibb Co.	888,964
6,600	Celgene Corp.*	446,160
15,142	Eli Lilly & Co.	629,302
3,900	Forest Laboratories, Inc.*	118,014
11,200	Gilead Sciences, Inc.*	458,416
2,590	Hospira, Inc.*	78,658
40,428	Johnson & Johnson	2,651,268
2,670	Life Technologies Corp.*	103,890
45,169	Merck & Co., Inc.	1,702,871
6,400	Mylan, Inc.*	137,344
1,900	PerkinElmer, Inc.	38,000
1,400	Perrigo Co.	136,220
113,873	Pfizer, Inc.	2,464,212
5,668	Thermo Fisher Scientific, Inc.*	254,890
1,300	Waters Corp.*	96,265
1,800	Watson Pharmaceuticals, Inc.*	108,612

		13,339,972

Real Estate – 1.8%
1,780	Apartment Investment & Management Co. Class A (REIT)	40,780
1,291	AvalonBay Communities, Inc. (REIT)	168,605
2,227	Boston Properties, Inc. (REIT)	221,809
4,500	CBRE Group, Inc.*	68,490
4,400	Equity Residential (REIT)	250,932
6,100	HCP, Inc. (REIT)	252,723
2,700	Health Care REIT, Inc. (REIT)	147,231
10,752	Host Hotels & Resorts, Inc. (REIT)	158,807
6,300	Kimco Realty Corp. (REIT)	102,312
2,500	Plum Creek Timber Co., Inc. (REIT)	91,400
6,799	ProLogis, Inc. (REIT)	194,383
2,051	Public Storage (REIT)	275,777
4,307	Simon Property Group, Inc. (REIT)	555,345
4,200	Ventas, Inc. (REIT)	231,546
2,722	Vornado Realty Trust (REIT)	209,213
7,909	Weyerhaeuser Co. (REIT)	147,661

		3,117,014

Retailing – 3.7%
1,277	Abercrombie & Fitch Co. Class A	62,369
5,338	Amazon.com, Inc.*	924,008
672	AutoNation, Inc.*	24,777
379	AutoZone, Inc.*	123,164
3,624	Bed Bath & Beyond, Inc.*	210,083
4,350	Best Buy Co., Inc.	101,659
900	Big Lots, Inc.*	33,984
3,500	CarMax, Inc.*	106,680
1,800	Dollar Tree, Inc.*	149,598
1,500	Expedia, Inc.	43,530
1,700	Family Dollar Stores, Inc.	98,022
1,900	GameStop Corp. Class A*	45,847
2,240	Genuine Parts Co.	137,088
2,000	J.C. Penney Co., Inc.	70,300
3,819	Kohl’s Corp.	188,468
3,600	Limited Brands, Inc.	145,260
18,736	Lowe’s Companies, Inc.	475,520
6,234	Macy’s, Inc.	200,610
800	Netflix, Inc.*	55,432
2,424	Nordstrom, Inc.	120,497
23	Orchard Supply Hardware Stores Corp. Class A*	200
1,900	O’Reilly Automotive, Inc.*	151,905
757	Priceline.com, Inc.*	354,056
3,356	Ross Stores, Inc.	159,511
500	Sears Holdings Corp.*	15,890
10,397	Staples, Inc.	144,414
10,039	Target Corp.	514,198
5,050	The Gap, Inc.	93,677
22,864	The Home Depot, Inc.	961,202
1,900	Tiffany & Co.	125,894
5,593	TJX Companies, Inc.	361,028
1,500	TripAdvisor, Inc.*	37,815
1,600	Urban Outfitters, Inc.*	44,096

		6,280,782

Semiconductors & Semiconductor Equipment – 2.3%
9,100	Advanced Micro Devices, Inc.*	49,140
4,774	Altera Corp.	177,115
4,400	Analog Devices, Inc.	157,432
19,522	Applied Materials, Inc.	209,081
7,050	Broadcom Corp. Class A*	206,988
780	First Solar, Inc.*	26,333
75,480	Intel Corp.	1,830,390
2,525	KLA-Tencor Corp.	121,831
3,500	Linear Technology Corp.	105,105
7,900	LSI Corp.*	47,005
2,700	Microchip Technology, Inc.	98,901
13,543	Micron Technology, Inc.*	85,185
965	Novellus Systems, Inc.*	39,845
9,050	NVIDIA Corp.*	125,433
2,800	Teradyne, Inc.*	38,164

38          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)

16,928	Texas Instruments, Inc.	$492,774
3,900	Xilinx, Inc.	125,034

		3,935,756

Software & Services – 9.3%
9,500	Accenture PLC Class A	505,685
7,415	Adobe Systems, Inc.*	209,622
2,600	Akamai Technologies, Inc.*	83,928
3,200	Autodesk, Inc.*	97,056
7,300	Automatic Data Processing, Inc.	394,273
2,500	BMC Software, Inc.*	81,950
5,504	CA, Inc.	111,263
2,700	Citrix Systems, Inc.*	163,944
4,535	Cognizant Technology Solutions Corp. Class A*	291,646
2,500	Computer Sciences Corp.	59,250
17,044	eBay, Inc.*	516,944
4,900	Electronic Arts, Inc.*	100,940
3,500	Fidelity National Information Services, Inc.	93,065
2,050	Fiserv, Inc.*	120,417
3,784	Google, Inc. Class A*	2,444,086
17,479	International Business Machines Corp.	3,214,039
4,400	Intuit, Inc.	231,396
1,547	Mastercard, Inc. Class A	576,753
110,900	Microsoft Corp.	2,878,964
58,337	Oracle Corp.	1,496,344
4,709	Paychex, Inc.	141,788
2,755	Red Hat, Inc.*	113,754
3,833	SAIC, Inc.*	47,108
2,000	Salesforce.com, Inc.*	202,920
11,112	Symantec Corp.*	173,903
2,500	Teradata Corp.*	121,275
9,019	The Western Union Co.	164,687
2,500	Total System Services, Inc.	48,900
2,402	VeriSign, Inc.	85,799
7,580	Visa, Inc. Class A	769,597
18,600	Yahoo!, Inc.*	300,018

		15,841,314

Technology Hardware & Equipment – 7.3%
2,500	Amphenol Corp. Class A	113,475
13,752	Apple, Inc.*	5,569,560
79,681	Cisco Systems, Inc.	1,440,632
23,325	Corning, Inc.	302,758
22,600	Dell, Inc.*	330,638
30,372	EMC Corp.*	654,213
1,200	F5 Networks, Inc.*	127,344
2,400	FLIR Systems, Inc.	60,168
1,700	Harris Corp.	61,268
29,533	Hewlett-Packard Co.	760,770
2,583	Jabil Circuit, Inc.	50,782
3,425	JDS Uniphase Corp.*	35,757
7,800	Juniper Networks, Inc.*	159,198
1,200	Lexmark International, Inc. Class A	39,684
2,025	Molex, Inc.	48,317
3,860	Motorola Mobility Holdings, Inc.*	149,768
4,154	Motorola Solutions, Inc.	192,289
5,311	NetApp, Inc.*	192,630
24,985	QUALCOMM, Inc.	1,366,679
3,500	SanDisk Corp.*	172,235
6,300	TE Connectivity Ltd.	194,103
3,500	Western Digital Corp.*	108,325
20,476	Xerox Corp.	162,989

		12,293,582

Telecommunication Services – 3.2%
5,840	American Tower Corp. Class A	350,458
87,974	AT&T, Inc.	2,660,334
9,129	CenturyLink, Inc.	339,599
15,608	Frontier Communications Corp.	80,381
4,000	MetroPCS Communications, Inc.*	34,720
43,610	Sprint Nextel Corp.*	102,048
42,043	Verizon Communications, Inc.	1,686,765
7,681	Windstream Corp.	90,175

		5,344,480

Transportation – 2.0%
2,430	C.H. Robinson Worldwide, Inc.	169,565
15,586	CSX Corp.	328,241
3,200	Expeditors International of Washington, Inc.	131,072
4,700	FedEx Corp.	392,497
5,035	Norfolk Southern Corp.	366,850
800	Ryder System, Inc.	42,512
11,518	Southwest Airlines Co.	98,594
7,120	Union Pacific Corp.	754,293
14,292	United Parcel Service, Inc. Class B	1,046,032

		3,329,656

Utilities – 3.8%
1,700	AGL Resources, Inc.	71,842
3,477	Ameren Corp.	115,193
7,091	American Electric Power Co., Inc.	292,929
6,298	CenterPoint Energy, Inc.	126,527
3,700	CMS Energy Corp.	81,696
4,300	Consolidated Edison, Inc.	266,729
2,877	Constellation Energy Group, Inc.	114,131
8,447	Dominion Resources, Inc.	448,367
2,500	DTE Energy Co.	136,125
19,793	Duke Energy Corp.	435,446
4,869	Edison International	201,577
2,575	Entergy Corp.	188,104
9,881	Exelon Corp.	428,539
6,178	FirstEnergy Corp.	273,685
1,131	Integrys Energy Group, Inc.	61,278
6,246	NextEra Energy, Inc.	380,256
4,000	NiSource, Inc.	95,240
2,590	Northeast Utilities	93,421
3,400	NRG Energy, Inc.*	61,608
1,500	Oneok, Inc.	130,035
3,600	Pepco Holdings, Inc.	73,080
5,831	PG&E Corp.	240,354
1,700	Pinnacle West Capital Corp.	81,906
8,551	PPL Corp.	251,570

The accompanying notes are an integral part of these financial statements.          39

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)
December 31, 2011

Shares	Description	Value

Common Stocks – (continued)
Utilities – (continued)

4,277	Progress Energy, Inc.	$239,598
7,442	Public Service Enterprise Group, Inc.	245,660
1,731	SCANA Corp.	77,999
3,513	Sempra Energy	193,215
3,400	TECO Energy, Inc.	65,076
9,464	The AES Corp.*	112,054
12,641	The Southern Co.	585,152
3,400	Wisconsin Energy Corp.	118,864
7,210	Xcel Energy, Inc.	199,284

		6,486,540

TOTAL COMMON STOCKS
(Cost $144,599,517)		$168,693,271

Preferred Stock – 0%
Retailing – 0%
23	Orchard Supply Hardware Stores Corp.*
	(Cost $100)	$—

Principal	Interest	Maturity
Amount	Rate	Date	Value

U.S. Treasury Obligation(b)(c) – 0.1%
United States Treasury Bill
$120,000	0.000%	02/23/12	$119,997
(Cost $120,000)

TOTAL INVESTMENTS – 99.5%
(Cost $144,719,617)			$168,813,268

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%			897,849

NET ASSETS – 100.0%			$169,711,117

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(c)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

S&P 500 E-mini Index	17	March 2012	$1,064,710	$3,069

40          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Schedule of Investments
December 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – 39.6%
Adjustable Rate Non-Agency(a) – 1.0%
First Horizon Alternative Mortgage Securities Series 2005-AA7, Class 2A1
$416,800	2.250%	09/25/35		$239,241
Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A
369,545	2.660	08/19/36		186,890
J.P. Morgan Mortgage Trust Series 2007-A1, Class 2A2
331,885	2.769	07/25/35		263,041

				689,172

Collateralized Mortgage Obligations – 5.7%
Agency Multi-Family – 3.5%
FHLMC REMIC Structured Pass-Through Certificates Series K703, Class A2
$300,000	2.699%	05/25/18		$310,111
FNMA
197,163	2.800	03/01/18		205,546
496,228	3.740	05/01/18		540,917
110,000	3.840	05/01/18		119,169
400,000	4.506	06/01/19		444,593
98,874	3.416	10/01/20		104,772
98,909	3.632	12/01/20		106,076
395,583	3.763	12/01/20		427,134
GNMA
93,264	3.950	07/15/25		99,863

				2,358,181

Interest Only(a)(b)(c) – 0.0%
FNMA REMIC Series 2004-47, Class EI
181,570	0.000	06/25/34		765
FNMA REMIC Series 2004-62, Class DI
73,428	0.000	07/25/33		217

				982

Regular Floater – 0.6%
National Credit Union Administration Guaranteed Notes Series A1(a)
400,000	0.296	06/12/13		399,568

Sequential Fixed Rate – 1.6%
Banc of America Funding Corp. Series 2007-8, Class 2A1
525,369	7.000	10/25/37		345,229
National Credit Union Administration Guaranteed Notes Series 2010-C1, Class APT
290,293	2.650	10/29/20		302,811
National Credit Union Administration Guaranteed Notes Series A4
400,000	3.000	06/12/19		424,356

				1,072,396

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				$3,831,127

Federal Agencies – 32.9%
Adjustable Rate FHLMC(a) – 0.9%
$400,990	2.375%	09/01/35		$424,814
144,161	4.780	10/01/35		153,531

				578,345

Adjustable Rate FNMA(a) – 1.3%
181,610	2.083	05/01/33		189,694
417,822	2.457	05/01/35		440,009
263,661	2.561	12/01/35		279,723

				909,426

FHLMC – 7.7%
2,731	10.000	03/01/21		3,201
399,652	5.500	02/01/38		433,887
83,854	5.500	04/01/38		91,037
466,047	5.500	08/01/38		505,969
8,324	4.500	07/01/39		8,821
337,834	4.500	09/01/39		357,995
303,217	4.500	11/01/39		321,312
936,693	4.500	12/01/39		992,591
32,237	4.500	01/01/40		34,161
683,053	5.500	01/01/40		741,078
46,662	4.500	04/01/40		49,548
111,186	4.500	07/01/40		118,063
288,110	4.000	12/01/40		302,609
20,219	4.500	04/01/41		21,513
17,462	4.500	05/01/41		18,579
91,584	4.500	06/01/41		97,445
14,525	4.500	09/01/41		15,455
996,735	4.000	10/01/41		1,054,164

				5,167,428

FNMA – 18.2%
53,299	5.000	03/01/18		57,308
23,970	5.000	06/01/18		25,773
519,751	5.500	03/01/19		564,498
10,498	8.000	09/01/21		12,130
11,539	5.000	04/01/23		12,401
37,359	5.000	06/01/23		40,148
595,596	5.500	05/01/25		648,259
2,592	6.000	05/01/33		2,888
17,476	5.000	08/01/33		18,876
1,482	6.000	12/01/33		1,651
1,061	6.000	12/01/34		1,174
34,778	5.000	04/01/35		37,814
1,707	6.000	04/01/35		1,891
3,978	6.000	02/01/36		4,385
16,344	6.500	03/01/36		18,267
87,367	4.500	09/01/39		94,752
85,782	4.500	10/01/39		93,034
243,951	4.500	12/01/39		264,572
121,310	5.000	02/01/41		131,794
944,705	4.000	04/01/41		992,772
49,449	5.000	04/01/41		53,523
104,485	5.000	05/01/41		113,094
701,128	5.000	10/01/41		763,402
1,995,737	4.000	11/01/41		2,101,858
2,000,000	3.500	TBA-30yr	(d)	2,057,188
3,000,000	3.000	TBA-15yr	(d)	3,097,969
1,000,000	4.500	TBA-30yr	(d)	1,064,297

				12,275,718

The accompanying notes are an integral part of these financial statements.          41

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Schedule of Investments (continued)
December 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)

GNMA – 4.8%
$3,000,000	4.000%	TBA-30yr (d)	$3,217,734

TOTAL FEDERAL AGENCIES			$22,148,651

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $26,657,416)			$26,668,950

Agency Debentures – 17.5%
FFCB
$500,000	5.400%	06/08/17	$600,910
FHLB
800,000	1.750	12/14/12	811,474
800,000	0.210	01/04/13	798,365
1,300,000	0.375	11/27/13	1,299,849
300,000	5.375	05/15/19	370,700
200,000	5.625	06/11/21	254,903
FHLMC
700,000	0.375	10/30/13	700,126
1,000,000	1.375	02/25/14	1,019,249
1,500,000	4.500	04/02/14	1,633,320
500,000	0.625	12/29/14	500,360
FNMA
2,700,000	0.600	11/14/13	2,702,999
700,000	0.625	10/30/14	701,065
Tennessee Valley Authority
300,000	5.375 (e)	04/01/56	404,309

TOTAL AGENCY DEBENTURES
(Cost $11,414,320)			$11,797,629

Asset-Backed Securities – 1.9%
Home Equity – 0.1%
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
$40,253	7.000%	09/25/37	$28,731
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
52,868	7.000	09/25/37	37,010

			65,741

Student Loans(a) – 1.8%
Brazos Higher Education Authority Series 2005-3, Class A14
143,456	0.684	09/25/23	141,647
Brazos Higher Education Authority Series 2011-1, Class A2
400,000	1.306	02/25/30	388,576
Brazos Higher Education Authority Series 2011-2, Class A2
400,000	1.268	07/25/29	388,929
Knowledgeworks Foundation Series 2010-1, Class A
271,276	1.456	02/25/42	261,912

			1,181,064

TOTAL ASSET-BACKED SECURITIES
(Cost $1,292,330)			$1,246,805

Government Guarantee Obligations(f) – 8.2%
Ally Financial, Inc.
$1,100,000	1.750%	10/30/12	$1,114,188
Citigroup Funding, Inc.
1,300,000	1.875	10/22/12	1,317,888
600,000	1.875	11/15/12	608,638
Private Export Funding Corp.
2,000,000	3.550	04/15/13	2,083,623
U.S. Central Federal Credit Union
400,000	1.900	10/19/12	405,580

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $5,447,327)			$5,529,917

U.S. Treasury Obligations – 24.8%
United States Treasury Bonds
$100,000	4.250%	05/15/39	$127,190
100,000	4.375	11/15/39	129,807
100,000	4.375	05/15/40	129,880
100,000	4.750	02/15/41	137,829
800,000	4.375	05/15/41	1,042,384
300,000	3.125	11/15/41	314,319
United States Treasury Inflation-Protected Securities
503,716	3.000	07/15/12	514,893
246,560	1.875	07/15/13	258,003
240,238	2.000	07/15/14	258,818
United States Treasury Notes
1,800,000	1.000	04/30/12	1,805,490
2,700,000	0.375	06/30/13	2,706,615
700,000	0.250	11/30/13	700,084
1,600,000	0.625	07/15/14	1,612,384
2,500,000	0.250	12/15/14	2,491,800
100,000	1.000	09/30/16	101,028
700,000	1.000	10/31/16	706,762
800,000	0.875	11/30/16	802,416
200,000	3.625	02/15/21	232,186
100,000	2.125	08/15/21	102,558
2,500,000	2.000	11/15/21	2,528,325

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $16,470,170)			$16,702,771

TOTAL INVESTMENTS – 92.0%
(Cost $61,281,563)			$61,946,072

OTHER ASSETS IN EXCESS OF LIABILITIES – 8.0%			5,380,604

NET ASSETS – 100.0%			$67,326,676

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011.

(b)	Issued with a zero coupon interest rate is contingent upon LIBOR reaching a predetermined level.

42          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

(c)	Security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(d)	TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $9,437,188 which represents approximately 14.0% of net assets as of December 31, 2011.

(e)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(f)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

Investment Abbreviations:
FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
REMIC	—	Real Estate Mortgage Investment Conduit

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At December 31, 2011, the Fund had the following forward sales contracts:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date(d)	Date	Amount	Value

FHLMC (Proceeds Receivable: $1,077,656)	5.500%	TBA-30yr	01/12/12	$(1,000,000)	$(1,084,375)

FUTURES CONTRACTS — At December 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

U.S. Ultra Long Treasury Bonds	7	March 2012	$1,121,312	$14,996
5 Year U.S. Treasury Notes	44	March 2012	5,423,344	20,991
10 Year U.S. Treasury Notes	21	March 2012	2,753,625	20,120

TOTAL				$56,107

The accompanying notes are an integral part of these financial statements.          43

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments
December 31, 2011

Shares	Description	Value

Common Stocks – 96.7%
Banks – 1.5%
80,741	First Republic Bank*	$2,471,482

Capital Goods – 6.6%
54,460	DigitalGlobe, Inc.*	931,811
82,604	Kennametal, Inc.	3,016,698
115,862	Quanta Services, Inc.*	2,495,667
17,445	Rockwell Automation, Inc.	1,279,940
32,993	Roper Industries, Inc.	2,866,102

		10,590,218

Commercial & Professional Services – 1.9%
69,675	Ritchie Bros Auctioneers, Inc.	1,538,424
36,661	Verisk Analytics, Inc. Class A*	1,471,206

		3,009,630

Consumer Durables & Apparel – 5.3%
14,442	Lululemon Athletica, Inc.*	673,864
168,777	Newell Rubbermaid, Inc.	2,725,748
57,515	PVH Corp.	4,054,232
6,884	Ralph Lauren Corp.	950,543

		8,404,387

Consumer Services – 3.5%
61,834	Coinstar, Inc.*	2,822,104
94,220	Marriott International, Inc. Class A	2,748,397

		5,570,501

Diversified Financials – 7.7%
24,963	IntercontinentalExchange, Inc.*	3,009,290
65,934	Lazard Ltd. Class A	1,721,537
64,080	MSCI, Inc. Class A*	2,110,154
62,986	Northern Trust Corp.	2,498,025
60,683	SLM Corp.	813,152
36,891	T. Rowe Price Group, Inc.	2,100,942

		12,253,100

Energy – 10.8%
74,337	Cameron International Corp.*	3,656,637
19,192	Core Laboratories NV	2,186,929
43,585	Dril-Quip, Inc.*	2,868,765
36,294	Pioneer Natural Resources Co.	3,247,587
45,602	Rosetta Resources, Inc.*	1,983,687
70,383	Whiting Petroleum Corp.*	3,286,182

		17,229,787

Food, Beverage & Tobacco – 0.5%
11,645	TreeHouse Foods, Inc.*	761,350

Health Care Equipment & Services – 8.4%
43,521	C. R. Bard, Inc.	3,721,046
97,517	CareFusion Corp.*	2,477,907
44,009	Henry Schein, Inc.*	2,835,500
3,233	Intuitive Surgical, Inc.*	1,496,911
82,075	St. Jude Medical, Inc.	2,815,172

		13,346,536

Household & Personal Products – 1.2%
107,370	Avon Products, Inc.	1,875,754

Insurance – 1.2%
80,244	Principal Financial Group, Inc.	1,974,002

Materials – 3.1%
22,086	Airgas, Inc.	1,724,475
54,683	Ecolab, Inc.	3,161,224

		4,885,699

Media – 2.1%
28,615	Discovery Communications, Inc. Class A*	1,172,356
52,938	Scripps Networks Interactive, Inc. Class A	2,245,630

		3,417,986

Pharmaceuticals, Biotechnology & Life Sciences* – 3.6%
35,928	Agilent Technologies, Inc.	1,254,965
21,875	Alexion Pharmaceuticals, Inc.	1,564,063
9,864	BioMarin Pharmaceutical, Inc.	339,124
7,175	Mettler-Toledo International, Inc.	1,059,819
43,966	Vertex Pharmaceuticals, Inc.	1,460,111

		5,678,082

Real Estate – 1.7%
173,926	CBRE Group, Inc.*	2,647,154

Retailing – 7.3%
21,853	Bed Bath & Beyond, Inc.*	1,266,818
38,068	Dick’s Sporting Goods, Inc.	1,403,948
44,435	Groupon, Inc.*	916,694
69,340	PetSmart, Inc.	3,556,449
24,437	Tiffany & Co.	1,619,196
107,204	Urban Outfitters, Inc.*	2,954,542

		11,717,647

Semiconductors & Semiconductor Equipment – 4.1%
25,194	Altera Corp.	934,697
28,148	Linear Technology Corp.	845,285
136,130	NVIDIA Corp.*	1,886,762
89,102	Xilinx, Inc.	2,856,610

		6,523,354

Software & Services – 14.0%
33,114	Citrix Systems, Inc.*	2,010,682
30,668	Equinix, Inc.*	3,109,735
23,860	FleetCor Technologies, Inc.*	712,698
111,736	Genpact Ltd.*	1,670,453
73,212	Global Payments, Inc.	3,468,785
16,932	MICROS Systems, Inc.*	788,693
42,860	Rackspace Hosting, Inc.*	1,843,409
38,470	Rovi Corp.*	945,593
25,293	Salesforce.com, Inc.*	2,566,228
137,282	The Western Union Co.	2,506,769
55,189	VeriFone Systems, Inc.*	1,960,313
78,008	Zynga, Inc. Class A*	734,055

		22,317,413

44          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Shares	Description	Value

Common Stocks – (continued)

Technology Hardware & Equipment – 5.8%
74,523	Amphenol Corp. Class A	$3,382,599
71,984	FLIR Systems, Inc.	1,804,639
27,901	Juniper Networks, Inc.*	569,459
71,162	NetApp, Inc.*	2,581,046
108,946	RealD, Inc.*	865,031

		9,202,774

Telecommunication Services* – 5.6%
48,736	Crown Castle International Corp.	2,183,373
104,878	SBA Communications Corp. Class A	4,505,559
116,319	tw telecom, inc.	2,254,262

		8,943,194

Transportation – 0.8%
19,028	C.H. Robinson Worldwide, Inc.	1,327,774

TOTAL COMMON STOCKS
(Cost $146,544,185)		$154,147,824

Exchange Traded Fund – 1.5%
42,350	iShares Russell Midcap Growth Index Fund	$2,331,367
(Cost $2,375,259)

TOTAL INVESTMENTS – 98.2%
(Cost $148,919,444)		$156,479,191

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%		2,844,830

NET ASSETS – 100.0%		$159,324,021

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.          45

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Assets and Liabilities
December 31, 2011

				Growth
	Core Fixed	Equity	Government	Opportunities
	Income Fund	Index Fund	Income Fund	Fund

Assets:

Investments, at value (cost $151,713,945, $144,719,617, $61,281,563 and $148,919,444)	$153,415,043	$168,813,268	$61,946,072	$156,479,191
Cash	4,765,251	41,175	15,766,985	3,061,617
Foreign currencies, at value (cost $9,950 for the Core Fixed Income Fund)	10,037	—	—	—
Receivables:
Investments sold on an extended-settlement basis	32,458,105	—	10,432,207	—
Interest and dividends	915,441	256,414	167,729	75,201
Unrealized gain on forward foreign currency exchange contracts	40,784	—	—	—
Futures variation margin	35,245	—	17,406	—
Reimbursement from investment adviser	21,432	18,739	16,594	24,914
Fund shares sold	16,308	97,825	58,188	4,376
Investments sold	1,875	687,373	—	—
Other assets	—	15,927	—	—

Total assets	191,679,521	169,930,721	88,405,181	159,645,299

Liabilities:

Payables:
Investments purchased on an extended-settlement basis	33,121,523	—	18,683,789	—
Forward sale contracts, at value (proceeds received $9,583,047, $0, $1,077,656 and $0)	9,613,360	—	1,084,375	—
Fund shares redeemed	602,260	45,811	386,625	91,522
Amounts owed to affiliates	84,832	68,803	46,349	154,459
Unrealized loss on forward foreign currency exchange contracts	53,643	—	—	—
Investments purchased	—	—	799,730	—
Futures variation margin	—	4,080	—	—
Accrued expenses	89,428	100,910	77,637	75,297

Total liabilities	43,565,046	219,604	21,078,505	321,278

Net Assets:

Paid-in capital	155,080,314	167,387,542	66,136,426	148,607,378
Undistributed net investment income	363,935	288,397	65,636	37,967
Accumulated net realized gain (loss)	(9,099,658)	(22,061,542)	410,717	3,118,929
Net unrealized gain	1,769,884	24,096,720	713,897	7,559,747

NET ASSETS	$148,114,475	$169,711,117	$67,326,676	$159,324,021

Total Service Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):	14,204,088	18,264,513	6,291,548	25,136,868
Net asset value, offering and redemption price per share:	$10.43	$9.29	$10.70	$6.34

46          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Operations
For the Fiscal Year Ended December 31, 2011

				Growth
	Core Fixed	Equity	Government	Opportunities
	Income Fund	Index Fund	Income Fund	Fund

Investment income:

Interest	$4,604,541	$—	$1,120,520	$—
Dividends (net of foreign taxes withheld of $5,445 for the Growth Opportunities Fund)	3,299	3,810,000	2,928	1,101,214

Total Investment Income	4,607,840	3,810,000	1,123,448	1,101,214

Expenses:

Management fees	639,022	551,550	374,434	1,545,406
Distribution and Service fees	399,388	459,624	173,349	386,351
Professional fees	97,676	84,353	89,701	82,758
Custody and accounting fees	78,470	52,209	61,878	53,156
Printing and mailing costs	55,848	55,869	44,293	61,894
Transfer Agent fees	31,948	36,767	13,867	30,906
Trustee fees	16,238	16,309	16,022	16,238
Other	9,302	26,773	6,375	8,404

Total expenses	1,327,892	1,283,454	779,919	2,185,113

Less — expense reductions	(257,990)	(394,332)	(221,215)	(379,751)

Net expenses	1,069,902	889,122	558,704	1,805,362

NET INVESTMENT INCOME (LOSS)	3,537,938	2,920,878	564,744	(704,148)

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments (including commissions recaptured of $24,504 for the Growth Opportunities Fund)	4,815,712	4,291,657	2,917,974	12,953,975
Futures contracts	2,133,938	419,266	606,087	—
Forward foreign currency exchange contracts	50,519	—	—	—
Foreign currency transactions	(70,120)	—	—	—
Net change in unrealized gain (loss) on:
Investments	(323,898)	(4,317,787)	(105,628)	(18,317,287)
Futures contracts	464,504	(9,790)	285,056	—
Forward foreign currency exchange contracts	17,852	—	—	—
Foreign currency translation	1,081	—	—	—

Net realized and unrealized gain (loss)	7,089,588	383,346	3,703,489	(5,363,312)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,627,526	$3,304,224	$4,268,233	$(6,067,460)

The accompanying notes are an integral part of these financial statements.          47

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund
	For the	For the
	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2011	December 31, 2010

From operations:

Net investment income (loss)	$3,537,938	$5,067,283
Net realized gain	6,930,049	5,695,098
Net change in unrealized gain (loss)	159,539	2,132,947

Net increase (decrease) in net assets resulting from operations	10,627,526	12,895,328

Distributions to shareholders:

From net investment income	(3,977,951)	(5,464,354)
From net realized gains	—	—

Total distributions to shareholders	(3,977,951)	(5,464,354)

From share transactions:

Proceeds from sales of shares	9,969,434	14,587,352
Reinvestment of distributions	3,977,951	5,464,354
Cost of shares redeemed	(43,202,836)	(39,940,402)

Net increase (decrease) in net assets resulting from share transactions	(29,255,451)	(19,888,696)

TOTAL INCREASE (DECREASE)	(22,605,876)	(12,457,722)

Net assets:

Beginning of year	170,720,351	183,178,073

End of year	$148,114,475	$170,720,351

Undistributed net investment income	$363,935	$409,365

Summary of share transactions:

Shares sold	972,726	1,456,328
Shares issued on reinvestment of distributions	391,617	549,659
Shares redeemed	(4,224,590)	(3,991,289)

NET INCREASE (DECREASE)	(2,860,247)	(1,985,302)

48          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Equity Index Fund		Government Income Fund		Growth Opportunities Fund
For the	For the	For the	For the	For the	For the
Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010

$2,920,878	$2,867,686	$564,744	$1,174,322	$(704,148)	$(712,464)
4,710,923	3,039,130	3,524,061	2,243,162	12,953,975	16,003,733
(4,327,577)	19,814,112	179,428	337,789	(18,317,287)	8,130,062

3,304,224	25,720,928	4,268,233	3,755,273	(6,067,460)	23,421,331

(2,889,650)	(2,986,451)	(645,189)	(1,312,896)	—	—
—	—	(2,563,808)	(523,731)	(2,777,378)	—

(2,889,650)	(2,986,451)	(3,208,997)	(1,836,627)	(2,777,378)	—

3,698,155	4,058,717	14,330,295	16,983,366	42,131,646	19,089,330
2,889,650	2,986,451	3,208,997	1,836,627	2,777,378	—
(31,165,262)	(34,493,149)	(23,583,089)	(23,187,620)	(22,643,830)	(24,317,063)

(24,577,457)	(27,447,981)	(6,043,797)	(4,367,627)	22,265,194	(5,227,733)

(24,162,883)	(4,713,504)	(4,984,561)	(2,448,981)	13,420,356	18,193,598

193,874,000	198,587,504	72,311,237	74,760,218	145,903,665	127,710,067

$169,711,117	$193,874,000	$67,326,676	$72,311,237	$159,324,021	$145,903,665

$288,397	$265,860	$65,636	$88,071	$37,967	$16,213

389,956	481,676	1,330,747	1,598,199	6,377,019	3,177,035
315,120	322,163	300,542	174,144	441,554	—
(3,306,547)	(4,084,098)	(2,190,027)	(2,183,890)	(3,395,728)	(4,134,939)

(2,601,471)	(3,280,259)	(558,738)	(411,547)	3,422,845	(957,904)

The accompanying notes are an integral part of these financial statements.          49

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
					Distributions to					Ratio of	Ratio of	Portfolio	Portfolio
	Net asset				shareholders from	Net asset		Net assets,	Ratio of	total	net investment	turnover rate	turnover rate
	value,	Net	Net realized	Total from	net	value,		end of	net expenses	expenses	income to	(including the	(excluding the
	beginning	investment	and unrealized	investment	investment	end of	Total	year	to average	to average	average net	effect of mortgage	effect of mortgage
Year	of year	income(a)	gain (loss)	operations	income	year	return(b)	(in 000s)	net assets	net assets	assets	dollar rolls)	dollar rolls)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011	$10.00	$0.23	$0.46	$0.69	$(0.26)	$10.43	6.96%	$148,114	0.67%	0.83%	2.22%	644%	492%
2010	9.62	0.28	0.41	0.69	(0.31)	10.00	7.18	170,720	0.67	0.81	2.80	399	307
2009	8.81	0.39	0.87	1.26	(0.45)	9.62	14.68	183,178	0.67	0.79	4.29	187	159
2008	10.13	0.47	(1.31)	(0.84)	(0.48)	8.81	(8.56)	182,978	0.67	0.77	4.92	140	105
2007	9.94	0.48	0.17	0.65	(0.46)	10.13	6.81	264,389	0.54 (c)	0.76 (c)	4.82 (c)	123	92

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.
(c)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations			Distributions to shareholders
												Ratio of	Ratio of
	Net asset							Net asset		Net assets,	Ratio of	total	net investment
	value,	Net	Net realized	Total from	From net	From net		value,		end of	net expenses	expenses	income	Portfolio
	beginning	investment	and unrealized	investment	investment	realized	Total	end of	Total	year	to average	to average	to average	turnover
Year	of year	income(a)	gain (loss)	operations	income	gains	distributions	year	return(b)	(in 000s)	net assets	net assets	net assets	rate

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011	$9.29	$0.15	$0.01	$0.16	$(0.16)	$—	$(0.16)	$9.29	1.75%	$169,711	0.48%	0.70%	1.59%	3%
2010	8.22	0.13	1.08	1.21	(0.14)	—	(0.14)	9.29	14.92	193,874	0.51	0.71	1.52	4
2009	6.61	0.14	1.62	1.76	(0.15)	—	(0.15)	8.22	26.28	198,588	0.59	0.68	1.97	5
2008	11.42	0.17	(4.46)	(4.29)	(0.18)	(0.34)	(0.52)	6.61	(37.18)	187,383	0.60	0.69	1.81	4
2007	11.04	0.18	0.41	0.59	(0.21)	—	(0.21)	11.42	5.32	364,288	0.41 (c)	0.68 (c)	1.57 (c)	8

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.
(c)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations			Distributions to shareholders										Portfolio
												Ratio of	Ratio of	Portfolio	turnover rate
	Net asset							Net asset		Net assets,	Ratio of	total	net investment	turnover rate	(excluding the
	value,	Net	Net realized	Total from	From net	From net		value,		end of	net expenses	expenses	income to	(including the	effect of
	beginning	investment	and unrealized	investment	investment	realized	Total	end of	Total	year	to average	to average	average net	effect of mortgage	mortgage
Year	of year	income(a)	gain (loss)	operations	income	gains	distributions	year	return(b)	(in 000s)	net assets	net assets	assets	dollar rolls)	dollar rolls)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011	$10.56	$0.09	$0.57	$0.66	$(0.10)	$(0.42)	$(0.52)	$10.70	6.35%	$67,327	0.81%	1.13%	0.81%	960%	673%
2010	10.29	0.17	0.37	0.54	(0.19)	(0.08)	(0.27)	10.56	5.19	72,311	0.81	1.08	1.56	614	416
2009	10.14	0.31	0.33	0.64	(0.36)	(0.13)	(0.49)	10.29	6.44	74,760	0.81	1.05	3.01	287	231
2008	10.27	0.42	(0.11)	0.31	(0.44)	—	(0.44)	10.14	3.14	87,050	0.81	1.04	4.12	244	184
2007	9.96	0.42	0.29	0.71	(0.40)	—	(0.40)	10.27	7.34	85,978	0.67 (c)	1.03 (c)	4.19 (c)	217	146

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.
(c)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.03% of average net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
										Ratio of	Ratio of
	Net asset				Distributions to	Net asset		Net assets,	Ratio of	total	net investment
	value,	Net	Net realized	Total from	shareholders	value,		end of	net expenses	expenses	loss to		Portfolio
	beginning	investment	and unrealized	investment	from net	end of	Total	year	to average	to average	average net		turnover
Year	of year	loss(a)	gain (loss)	operations	realized gains	year	return(b)	(in 000s)	net assets	net assets	assets		rate

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011	$6.72	$(0.03)	$(0.24)	$(0.27)	$(0.11)	$6.34	(3.97)%	$159,324	1.17%	1.41%	(0.46)%		53%
2010	5.63	(0.03)	1.12	1.09	—	6.72	19.36	145,904	1.18	1.43	(0.56)		57
2009	3.55	(0.02)	2.10	2.08	—	5.63	58.59	127,710	1.18	1.43	(0.50)		71
2008	6.20	(0.02)	(2.52)	(2.54)	(0.11)	3.55	(40.72)	95,237	1.18	1.37	(0.32)		78
2007	6.07	(0.03)	1.22	1.19	(1.06)	6.20	19.37	200,146	1.14 (c)	1.38 (c)	(0.48	)(c)	73

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.
(c)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements
December 31, 2011

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Core Fixed Income Fund, Goldman Sachs Equity Index Fund, Goldman Sachs Government Income Fund and Goldman Sachs Growth Opportunities Fund (collectively, the “Funds” or individually a “Fund”). The Funds are diversified portfolios under the Act, each offering one class of shares — Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.
Goldman Sachs Asset Management, L.P (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under valuation procedures approved by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; and trading halts or suspensions.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

B. Investment Income and Investments — Investment income is comprised of interest income and dividend income, and is recorded net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date with realized gains and losses on sales calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Any foreign capital gains tax is accrued daily on net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost of the REIT.

C. Commission Recapture — The Growth Opportunities Fund may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

D. Expenses — Expenses incurred by the Funds, which may not specifically relate to the Funds, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily.

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

Core Fixed Income and Government Income	Quarterly	Annually

Equity Index and Growth Opportunities	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
December 31, 2011

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F. Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within realized gain (loss) on foreign currency transactions.

G. Forward Foreign Currency Exchange Contracts — All forward foreign currency exchange contracts are marked to market daily at the applicable forward rate. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Funds on a daily basis, and realized gains or losses are recorded on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk, and the overall risk at the portfolio level may be mitigated by any applicable related and offsetting transactions. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

H. Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

I. Mortgage-Backed and Asset-Backed Securities — The Core Fixed Income, Government Income and Growth Opportunities Funds may invest in mortgage-backed and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security through maturity. These adjustments are included in interest income. Payments received for PO’s are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains.

J. Mortgage Dollar Rolls — The Core Fixed Income and Government Income Funds may enter into mortgage dollar rolls (“dollar rolls”) in which the Funds sell securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds treat dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.
During the settlement period between sale and repurchase, the Funds will not be entitled to accrue interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds from the transaction may be restricted pending a determination by, or with respect to, the other counterparty.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
December 31, 2011

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

K. Treasury Inflation Protected Securities — The Funds may invest in treasury inflation protected securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Funds’ distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

L. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (“To Be Announced”) securities that have been authorized, but not yet issued in the market. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Funds’ investments and derivatives categorized in the fair value hierarchy as of December 31, 2011:

CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$27,039,490	$—
Mortgage-Backed Obligations	—	68,721,210	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	29,366,242	4,814,838	—
Asset-Backed Securities	—	3,628,528	—
Foreign Debt Obligations	8,503,628	2,647,250	—
Municipal Debt Obligations	—	2,135,037	—
Government Guarantee Obligations	—	6,558,820	—

Total	$37,869,870	$115,545,173	$—

Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(9,613,360)	$—

Derivative Type

Assets(a)
Futures Contracts	$123,227	$—	$—
Forward Foreign Currency Exchange Contracts	—	40,784	—

Liabilities(a)
Futures Contracts	$(9,407)	$—	$—
Forward Foreign Currency Exchange Contracts	—	(53,643)	—

EQUITY INDEX

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$168,693,271	$—	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	119,997	—	—

Total	$168,813,268	$—	$—

Derivative Type

Assets(a)
Futures Contracts	$3,069	$—	$—

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
December 31, 2011

3. FAIR VALUE OF INVESTMENTS (continued)

GOVERNMENT INCOME

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Mortgage-Backed Obligations	$—	$26,668,950	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	16,702,771	11,797,629	—
Asset-Backed Securities	—	1,246,805	—
Government Guarantee Obligations	—	5,529,917	—

Total	$16,702,771	$45,243,301	$—

Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(1,084,375)	$—

Derivative Type

Assets(a)
Futures Contracts	$56,107	$—	$—

GROWTH OPPORTUNITIES

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$156,479,191	$—	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

4. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and/or the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
During the fiscal year ended December 31, 2011, the Core Fixed Income, Government Income and Equity Index Funds entered into certain derivative contract types. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The following tables set forth, by certain risk types, the gross value of these

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

derivative contracts for trading activities as of December 31, 2011. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Core Fixed Income

	Statements of Assets			Statements of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities
Interest Rate	Receivable for futures variation margin	$123,227	(a)	Receivable for futures variation margin	$(9,407	)(a)

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	40,784		Payable for unrealized loss on forward foreign currency exchange contracts	(53,643)

Total		$164,011			$(63,050)

		Statements of Assets		Statements of Assets
		and Liabilities		and Liabilities
Fund	Risk	Location	Assets(a)	Location	Liabilities(a)
Equity Index	Equity	Payable for futures variation margin	$3,069	—	$—

Government Income	Interest Rate	Receivable for futures variation margin	56,107	—	—

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2011. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Core Fixed Income

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$2,133,938	$464,504	225

Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	50,519	17,852	133

Total		$2,184,457	$482,356	358

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
December 31, 2011

4. INVESTMENTS IN DERIVATIVES (continued)

The following table represents gains (losses) which are included in “Net realized gain (loss) from future transactions” and “Net change in unrealized gain (loss) on futures” in the Statements of Operations.

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Fund	Gain (Loss)	Gain (Loss)	Contracts(a)
Equity	Equity Index	$419,266	$(9,790)	32

Interest Rate	Government Income	606,087	285,056	114

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2011.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the fiscal year ended December 31, 2011, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate
	First	Next	Next	Next	Over	Effective	Effective Net
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Management Rate

Core Fixed Income	0.40%	0.36%	0.34%	0.33%	0.32%	0.40%	0.40%

Government Income	0.54	0.49	0.47	0.46	0.45	0.54	0.54

Growth Opportunities	1.00	1.00	0.90	0.86	0.84	1.00	0.99 *

*	Effective June 30, 2011, GSAM agreed to waive a portion of its management fee in order to achieve an effective net management rate of 0.97% through at least April 29, 2012. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees.

The Agreement for the Equity Index Fund provides for a contractual management fee at an annual rate equal to 0.30% of the Fund’s average daily net assets. For the fiscal year ended December 31, 2011, GSAM agreed to waive a portion of its management fee in order to achieve the following effective annual rates which will remain in effect through at least April 29, 2012 and prior to such date GSAM may not terminate the arrangement without the approval of the trustees:

Management Rate
$0 — $400 million	Over $400 million	Effective Rate

0.21%	0.20%	0.21%

As authorized by the Agreement, GSAM has entered into a Sub-advisory Agreement with SSgA which serves as the sub-adviser to the Equity Index Fund and provides the day-to-day advice regarding the Fund’s portfolio transactions. As compensation for its services, SSgA is entitled to a fee, accrued daily and paid monthly by GSAM, at the following annual rates of the Fund’s average daily net assets: 0.03% on the first $50 million, 0.02% on the next $200 million, 0.01% on the next $750 million and 0.008% over $1 billion. The effective Sub-advisory fee was 0.02% for the fiscal year ended December 31, 2011.

B. Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Funds, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. For the Growth Opportunities Fund, Goldman Sachs agreed to waive distribution and services fees so as not to exceed an annual rate of 0.16% of average daily net assets of the Fund. This distribution and service fee waiver will remain in place through at least April 29, 2012, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the trustees.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of the Funds.

D. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.004% of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These Other Expense reimbursements will remain in place through at least April 29, 2012, and prior to such date GSAM may not terminate the arrangement without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian, which may result in a reduction of the Funds’ expenses.
For the fiscal year ended December 31, 2011, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

		Distribution and
	Management Fee	Service Fee	Custody Fee	Other Expense	Total Expense
Fund	Waiver	Waiver	Credits	Reimbursement	Reductions

Core Fixed Income	$—	$—	$7	$251	$258

Equity Index	165	—	1	228	394

Government Income	—	—	6	215	221

Growth Opportunities	23	139	1	217	380

As of December 31, 2011, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Core Fixed Income	$51	$32	$2	$85

Equity Index	30	36	3	69

Government Income	31	14	1	46

Growth Opportunities	130	21	3	154

E. Line of Credit Facility — As of December 31, 2011, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2011, the Funds did not have any borrowings under the facility.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
December 31, 2011

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2011, were as follows:

				Sales and
		Purchases	Sales and	Maturities
	Purchases of U.S.	(Excluding U.S.	Maturities of U.S.	(Excluding U.S.
	Government and	Government and	Government and	Government and
Fund	Agency Obligations	Agency Obligations)	Agency Obligations	Agency Obligations)

Core Fixed Income	$970,714,419	$50,702,676	$968,091,867	$79,001,976

Equity Index	—	5,150,281	—	29,463,239

Government Income	593,373,163	3,090,141	604,093,719	3,390,188

Growth Opportunities	—	102,683,411	—	81,035,457

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

	Core Fixed	Equity	Government	Growth
	Income	Index	Income	Opportunities

Distributions paid from:
Ordinary income	$3,977,951	$2,889,650	$2,816,793	$—
Net long-term capital gains	—	—	392,204	2,777,378

Total taxable distributions	$3,977,951	$2,889,650	$3,208,997	$2,777,378

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

	Core Fixed	Equity	Government	Growth
	Income	Index	Income	Opportunities

Distributions paid from:
Ordinary income	$5,464,354	$2,986,451	$1,836,627	$—

Total taxable distributions	$5,464,354	$2,986,451	$1,836,627	$—

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

7. TAX INFORMATION (continued)

As of December 31, 2011 the components of accumulated earnings (losses) on a tax-basis were as follows:

	Core Fixed	Equity	Government	Growth
	Income	Index	Income	Opportunities

Undistributed ordinary income — net	$358,653	$256,836	$372,344	$—
Undistributed long-term capital gain	—	—	430,630	4,081,797

Capital loss carryovers:(1)(2)
Expiring 2012	$—	$(2,961,297)	$—	$—
Expiring 2017	(4,144,705)	(4,133,732)	—	—
Expiring 2018	(4,488,774)	—	—	—

Total capital loss carryovers	$(8,633,479)	$(7,095,029)	$—	$—

Timing differences (Post October loss and straddle loss deferrals)	(296,873)	(52,400)	(255,283)	—
Unrealized gains — net	1,605,860	9,214,168	642,559	6,634,846

Total accumulated gains (losses) — net	$(6,965,839)	$2,323,575	$1,190,250	$10,716,643

(1)	Under new tax rules, capital losses recognized in tax years beginning after December 22, 2010, that do not offset recognized capital gains, may be carried over to future years perpetually, and retain their character as either short-term or long-term that can offset recognized capital gains in such future years. Previously, all capital loss carryovers were treated as short-term and such carryovers generally expired eight years after the initial loss arose. Perpetual capital loss carryovers are required to be utilized prior to expiring capital loss carryovers.
(2)	Expiration occurs on December 31 of the year indicated. The Equity Index Fund had capital loss carryforwards of $5,252,959 which expired in the current fiscal year. The Core Fixed Income, Equity Index and Growth Opportunities Funds utilized $6,304,104, $2,844,758 and $5,890,673, respectively, of capital losses in the current fiscal year.

As of December 31, 2011, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Core Fixed	Equity	Government	Growth
	Income	Index	Income	Opportunities

Tax cost	$151,777,008	$159,599,100	$61,296,794	$149,844,345

Gross unrealized gain	4,397,796	48,304,852	1,342,915	17,213,296
Gross unrealized loss	(2,759,761)	(39,090,684)	(693,637)	(10,578,450)

Net unrealized security gain	$1,638,035	$9,214,168	$649,278	$6,634,846

Net unrealized loss on other investments	(32,175)	—	(6,719)	—

Net unrealized gain	$1,605,860	$9,214,168	$642,559	$6,634,846

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and forward foreign currency exchange contracts and differences related to the tax treatment of underlying fund investments, real estate investment trust investments, partnership investments and securities on loan.
In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from expired capital loss carryforwards, net investment losses and the difference in tax treatment of foreign currency transactions, real estate investment trust investments, partnership investments, underlying fund investments and the recognition of income and gains/losses of certain bonds.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
December 31, 2011

7. TAX INFORMATION (continued)

		Accumulated Net Realized	Undistributed Net
Fund	Paid-in Capital	Gain (Loss)	Investment Income

Core Fixed Income	$—	$(394,583)	$394,583

Equity Index	(5,252,959)	5,261,650	(8,691)

Government Income	—	(58,010)	58,010

Growth Opportunities	(745,630)	19,728	725,902

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Funds’ Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

10. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. OTHER MATTERS

New Accounting Pronouncement — In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Core Fixed Income Fund, Goldman Sachs Equity Index Fund, Goldman Sachs Government Income Fund and Goldman Sachs Growth Opportunities Fund (collectively the “Funds”), portfolios of Goldman Sachs Variable Insurance Trust, at December 31, 2011, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 14, 2012

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Fund Expenses — Six Month Period Ended December 31, 2011 (Unaudited)

As a shareholder of the Service Shares of the Funds, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 through December 31, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Funds, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Core Fixed Income Fund			Equity Index Fund			Government Income Fund			Growth Opportunities Fund
			Expenses			Expenses			Expenses			Expenses
			Paid for the			Paid for the			Paid for the			Paid for the
	Beginning	Ending	6 Months	Beginning	Ending	6 Months	Beginning	Ending	6 Months	Beginning	Ending	6 Months
	Account Value	Account Value	Ended	Account Value	Account Value	Ended	Account Value	Account Value	Ended	Account Value	Account Value	Ended
	7/01/11	12/31/11	12/31/11*	7/01/11	12/31/11	12/31/11*	7/01/11	12/31/11	12/31/11*	7/01/11	12/31/11	12/31/11*
Actual	$1,000	$1,042.00	$3.45	$1,000	$960.60	$2.37	$1,000	$1,044.40	$4.12	$1,000	$921.90	$5.57
Hypothetical 5% return	1,000	1,021.83 +	3.41	1,000	1,022.79 +	2.45	1,000	1,021.17 +	4.08	1,000	1,019.41 +	5.85

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Service

Core Fixed Income	0.67%
Equity Index	0.48
Government Income	0.80
Growth Opportunities	1.15

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
Ashok N. Bakhru Age: 69	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	104	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 51	Trustee	Since 2010	Mr. Burke is retired (since 2010). He is a Director, Avista Corp. (2011-Present); and was formerly Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	104	Avista Corp. (an energy company)

John P. Coblentz, Jr. Age: 70	Trustee	Since 2003	Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Diana M. Daniels Age: 62	Trustee	Since 2007	Ms. Daniels is retired (since 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees of Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Joseph P. LoRusso Age: 54	Trustee	Since 2010	Mr. LoRusso is retired (since 2008). Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Jessica Palmer Age: 62	Trustee	Since 2007	Ms. Palmer is retired (since 2006). She is a Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Richard P. Strubel Age: 72	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	104	The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
James A. McNamara* Age: 49	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	104	None

Alan A. Shuch* Age: 62	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of December 31, 2011.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Trust. As of December 31, 2011, the Trust consisted of 12 portfolios (11 of which currently offer shares to the public). Goldman Sachs Trust consisted of 90 portfolios (83 of which currently offer shares to the public) and the Goldman Sachs Municipal Opportunity Fund and did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 49	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 43	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 40	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2011.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the fiscal year ended December 31, 2011, 100% of the dividends paid from net investment company taxable income by the Equity Index Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Government Income and Growth Opportunities Funds designate $392,204 and $2,777,378, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2011.

During the fiscal year ended December 31, 2011, the Government Income Fund designates $2,171,604 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LaRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York, New York 10282

Visit our website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2011 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown are as of December 31, 2011 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust Funds.

© 2012 Goldman Sachs. All rights reserved.
VITSVCAR12/67838.MF.TMPL/2/2012

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item 4 — Principal Accountant Fees and Services for the Goldman Sachs Variable Insurance Trust (“GSVIT”):
Table 1 – Items 4(a) -4(d)

	2011	2010	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers (“PwC”)	$597,101	$55,000	Financial statement audits.

Audit-Related Fees

PwC	$—	$28,610	Other attest services.

Tax Fees

PwC	$80,518	$80,125	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns.

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the GSVIT’s * that were pre-approved by the GSVIT’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X

	2011	2010	Description of Services Rendered
Audit-Related Fees

PwC	$852,000	$1,333,000	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) – Audit Committee Pre Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Variable Insurance Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of GSVIT sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GSVIT may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GSVIT at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GSVIT’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GSVIT, the Audit Committee will pre-approve those non-audit services provided to GSVIT’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GSVIT) where the engagement relates directly to the operations or financial reporting of GSVIT.

Item 4(e)(2) — 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GSVIT’s service affiliates listed in Table 2 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) — Not applicable.

Items 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GSVIT for the twelve months ended December 31, 2011 and December 31, 2010 by PwC were approximately $80,518 and $108,735, respectively.

The aggregate non-audit fees billed to GSVIT’s adviser and service affiliates for non-audit services for the twelve months ended December 31, 2010 and December 31, 2009 by PwC were approximately $10.3 million and $6.4 million, respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2011.

Items 4(h) — GSVIT’s Audit Committee has considered whether the provision of non-audit services to GSVIT’s investment advisor and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Reports to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Goldman Sachs Variable Insurance Trust’s Code of Ethics for Principal Executive and Senior Financial Officers filed herewith

(a)(2)	Exhibit 99.CERT Exhibit 99.906CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Variable Insurance Trust

/s/ James A. McNamara

By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: February 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: February 24, 2012

/s/ George F. Travers
By: George F. Travers
Chief Financial Officer of
Goldman Sachs Variable Insurance Trust

Date: February 24, 2012